UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

VALVOLINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Valvoline Inc.

NOTICE OF

2026 ANNUAL MEETING
& PROXY STATEMENT

JANUARY 28, 2026
1 PM EST

Forward-Looking Statements
Certain statements in this Proxy Statement, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the acquisition of Breeze Autocare, including its Oil Changers stores, and the integration of the Breeze Autocare business and the anticipated benefits and synergies of the acquisition, executing on the growth strategy to create shareholder value by driving the full potential in Valvoline’s core business, delivering sustainable network growth and innovating to meet the changing needs of customers and the car parc; realizing the benefits from acquisitions and refranchising transactions; and future opportunities for the stand-alone retail business; and any other statements regarding Valvoline’s future operations, financial or operating results, capital allocation, debt leverage ratio, anticipated business levels, dividend policy, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should,” and “intends,” and the negative of these words or other comparable terminology. These forward-looking statements are based on Valvoline’s current expectations, estimates, projections, and assumptions as of the date such statements are made and are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. Factors that might cause such differences include, but are not limited to, those discussed under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and “Quantitative and Qualitative Disclosures about Market Risk” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) which is available on Valvoline’s website at http://investors.valvoline.com/sec-filings or on the SEC’s website at http://www.sec.gov. Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future, unless required by law.

100 Valvoline Way, Suite 100
Lexington, KY 40509
December 19, 2025
Dear Valvoline Inc. Shareholder:
On behalf of our Board of Directors and management, we cordially invite you to attend the 2026 Annual Meeting of Shareholders of Valvoline Inc. The meeting will be held on Wednesday, January 28, 2026, at 1:00 p.m. (ET), at Valvoline’s corporate headquarters, 100 Valvoline Way, Lexington, KY 40509.
We are pleased to provide access to our proxy materials via the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) instead of a paper copy of this Proxy Statement, a proxy card and our 2025 Annual Report. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to request a paper copy of our proxy materials. All shareholders who do not receive a Notice, including shareholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail. We believe that this approach provides a convenient way for you to access our proxy materials and vote your shares, while reducing the costs of printing and distributing our proxy materials and conserving natural resources.
The attached Notice of Annual Meeting and Proxy Statement describe the business to be conducted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. We encourage you to promptly vote and submit your proxy by telephone or over the Internet by following the instructions on the Notice or, if you received paper copies of the proxy materials, you may also vote by following the instructions on the proxy card and completing, signing, dating and returning it in the pre-addressed postage-paid envelope provided for your convenience. If you attend the Annual Meeting, you can vote in person even if you previously submitted your proxy.
We appreciate your continued confidence in Valvoline Inc. and look forward to seeing you at the meeting.
Sincerely,

Lori A. Flees President and CEO	Richard J. Freeland Chairman of the Board

Notice of Annual Meeting of Shareholders
Date Wednesday, January 28, 2026
Time 1:00 p.m. (ET)
Place Valvoline Inc. 100 Valvoline Way Lexington, KY 40509
Record Date December 1, 2025
Agenda
Election of nine members of our Board of Directors;
Ratification of the appointment of our independent registered public accounting firm;
Non-binding advisory resolution approving our executive compensation;
Approval of the Valvoline Inc. 2026 Omnibus Incentive Plan; and
Consideration and transaction of any other business properly brought before the meeting.

You can vote one of the following ways
Internet

Visit the website listed on your proxy card to vote VIA THE INTERNET
Telephone

Call the telephone number specified on your proxy card to vote BY TELEPHONE
Mail

Sign, date and return your proxy card in the enclosed envelope to vote BY MAIL
In Person

Attend the Annual Meeting to vote IN PERSON
To Our Shareholders:
Your vote is very important. Please submit your vote as soon as possible. Follow voting instructions in your proxy materials when voting by telephone, over the Internet or by mail. Submitting your proxy by one of these methods ensures your representation at the Annual Meeting regardless of whether you attend.
Only shareholders of record at the close of business on December 1, 2025, are entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof.
By Order of the Board of Directors,
Julie M. O’Daniel
Senior Vice President, Chief Legal Officer
and Corporate Secretary
Lexington, Kentucky
December 19, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON JANUARY 28, 2026.
This Proxy Statement and our 2025 Annual Report to Shareholders are available at
http://investors.valvoline.com/financial-reports/proxy.

PROXY STATEMENT

i	Proxy Statement Summary
8	Audit Committee Matters
8	Policy on Pre-Approval of Audit Firm Services
8	Audit Committee Report
11	Corporate Governance
11	Valvoline’s Board of Directors
11	Composition
11	Leadership Structure
11	Independence
12	Committees
14	Compensation Committee Interlocks and Insider Participation
14	The Board’s Operations
15	The Board’s Role in Risk Oversight
15	Other Governance Policies and Practices
15	Overview of Governance Principles
16	Related Person Transaction Policy
16	Communication with Directors
17	Attendance at Annual Meeting
17	Nomination of Directors
19	Executive Compensation
40	Summary Compensation Table
41	Grants of Plan-Based Awards for Fiscal 2025
43	Outstanding Equity Awards at Fiscal 2025 Year-End
45	Option Exercises and Stock Vested for Fiscal 2025
46	Pension Benefits for Fiscal 2025
50	Non-Qualified Deferred Compensation for Fiscal 2025
51	Potential Payments upon Termination or Change in Control for Fiscal 2025 Table
55	CEO Pay Ratio
56	Pay Versus Performance
61	Compensation of Directors
61	Fiscal 2025 Director Compensation Program
63	Miscellaneous
63	Stock Ownership Information
63	Stock Ownership of Directors, Director Nominees and Executive Officers
64	Stock Ownership of Certain Beneficial Owners
65	Equity Compensation Plan Information
75	Proxy Solicitation Costs
75	Shareholder Proposals for the 2027 Annual Meeting
75	Other Matters
76	Questions and Answers About the Annual Meeting
A-1	Appendix A - Non-GAAP Reconciliation
B-1	Appendix B - Valvoline Inc. 2026 Omnibus Incentive Plan
Proxy Voting Matters
Page
1	Proposal One - Election of Directors
7	Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm
10	Proposal Three - Non-Binding Advisory Resolution Approving Executive Compensation
66	Proposal Four - Approval of the Valvoline Inc. 2026 Omnibus Incentive Plan
Compensation Discussion and Analysis
Page
19	Introduction
20	Executive Summary
20	Fiscal 2025 Highlights
20	Changes to the Fiscal 2025 Compensation Program
21	Compensation Philosophy
22	Pay for Performance
23	What We Do vs. What We Don’t Do
24	Elements of Valvoline’s Executive Compensation Program
24	How We Make Pay Decisions
24	Role of Consultant
25	Peer Group
26	Benchmarking / Survey Data
26	Internal Pay Equity
26	“Say on Pay”
27	Compensation Decisions for Fiscal 2025
27	Base Salary
27	Annual Incentive
28	Long-term Incentive
32	Other Benefits and Perquisites
32	Health and Welfare Benefits
32	Executive Perquisites
32	Post-termination
32	Retirement Benefits
33	Severance Benefits
34	Change in Control Benefits
36	Governance Policies and Practices
36	Clawback Policy
36	Stock Ownership Guidelines
37	Anti-Hedging / Anti-Pledging Policy
37	Annual Risk Assessment
38	Compensation Decisions for Fiscal 2026
38	Deductibility of Compensation
39	Report of the Compensation Committee

PROXY STATEMENT

Proxy Statement Summary
This summary highlights certain information about matters discussed in this Proxy Statement. This summary does not contain all information you should consider, and we encourage you to read this entire Proxy Statement carefully before voting.
2026 Annual Meeting of Shareholders

Date and Time: January 28, 2026 at 1:00 p.m. Eastern Time	Location: Valvoline Inc. Headquarters 100 Valvoline Way Lexington, KY 40509	Record Date: December 1, 2025	Proxy Mail Date: On or about December 19, 2025
Voting Matters and Board Recommendations
Matter		Board Vote Recommendation	Page Reference (for more details)
Proposal 1	Election of Nine Directors	FOR	1-6
Proposal 2	Ratification of the Appointment of Ernst & Young LLP as Valvoline’s Independent Registered Public Accounting Firm for Fiscal 2026	FOR	7-9
Proposal 3	Non-binding Advisory Resolution Approving our Executive Compensation	FOR	10
Proposal 4	Approval of the Valvoline Inc. 2026 Omnibus Incentive Plan	FOR	66-74
Corporate Governance Highlights
Valvoline believes good governance is critical to achieving long-term shareholder value. We are committed to governance practices and policies that serve the best interests of the Company and our shareholders. The following table summarizes certain highlights of our corporate governance practices and policies:
Board Practices	Shareholder Rights and Accountability
8 of 9 director nominees are independent

Independent Board Chairman

Executive sessions regularly held by independent directors at Board and Committee meetings

98% total attendance at Board and Committee meetings in fiscal 2025

Annual Board and Committee self-assessments

Stock Ownership Guidelines for directors

4 independent directors nominated since 2022

Directors regularly participate in director education programs

Annual election of all directors

Confidential voting policy

Directors are elected by majority vote in uncontested elections

Shareholder right to call special meetings

No Shareholders right plans

Annual Say-on-Pay Voting

PROXY STATEMENT	i

Our Director Nominees to the Board
You are being asked to vote on the election of the nine director nominees listed below. Detailed information about each nominee’s background and experience can be found beginning on page 2.
Nominee Name Occupation	Age	Director Since	Independent	Other Public Co. Boards	Committee Memberships(1)
					Audit	Comp	G&N
Chris Carr Retired Executive Vice President of Starbucks and former COO of Sweetgreen, Inc.	62	—	✓	2
Gerald W. Evans, Jr. Retired Chief Executive Officer of Hanesbrands Inc.	66	2019	✓	0
Lori A. Flees President & Chief Executive Officer of Valvoline Inc.	55	2023		1
Richard J. Freeland Chair of the Board; Retired President and Chief Operating Officer of Cummins Inc.	68	2016	✓	2
Carol H. Kruse Former Chief Marketing Officer of ESPN and Cambia Health Solutions	63	2018	✓	0
Patrick S. Pacious President & Chief Executive Officer of Choice Hotels International, Inc.	59	2023	✓	1
Jennifer L. Slater President & Chief Executive Officer of STRATTEC Security Corporation	51	2022	✓	1
Charles M. Sonsteby Former Vice Chairman of The Michaels Companies	72	2016	✓	1
Janet S. Wong Partner (Retired) of KPMG LLP	67	—	✓	2	(2)
= Chair	= Member

(1)
Currently, Mary J. Twinem serves as the Chair of the Audit Committee and Vada O. Manager serves as the Chair of the Governance & Nominating Committee (“G&N Committee”) and as a member of the Audit Committee. In November 2025, Ms. Twinem and Mr. Manager notified the Board of their intentions to retire as members of the Board and not seek reelection at the 2026 Annual Meeting. The Board will appoint a new Chair of the G&N Committee and an additional member of the Audit Committee to succeed Mr. Manager in such roles at its meeting in January 2026.

(2)
The Board has appointed Ms. Wong as Chair of the Audit Committee to succeed Ms. Twinem, effective as of the date of the 2026 Annual Meeting, subject to her election as a director by shareholders.

Independent	Tenure in Years

ii	PROXY STATEMENT

Board Expertise & Skills
Our director nominees exhibit a mix of skills, experience and perspectives that will facilitate the strong oversight and strategic direction required to govern the Company’s business and strengthen and support senior management.

Director Nominee	Automotive/ Energy Transition	Finance and Accounting	Franchise	Executive Leadership	Retail	Risk Management	Technology
Chris Carr			✓	✓	✓	✓
Gerald W. Evans, Jr.		✓		✓	✓	✓
Lori A. Flees	✓	✓	✓	✓	✓	✓
Richard J. Freeland	✓		✓	✓		✓
Carol H. Kruse				✓		✓	✓
Patrick S. Pacious			✓	✓	✓	✓	✓
Jennifer L. Slater	✓	✓		✓		✓	✓
Charles M. Sonsteby		✓	✓	✓	✓	✓
Janet S. Wong	✓	✓		✓		✓	✓
Fiscal 2025 Financial and Operational Highlights
In fiscal 2025, Valvoline continued to execute against our strategic priorities to (i) drive the full potential of our core business, (ii) deliver sustainable network growth, and (iii) innovate to meet the evolving needs of customers and the car parc.
In fiscal 2025, we made very good progress to drive the full potential of our core business where we saw strong system-wide same stores sales (“SSS”) growth of 6.1% with healthy contributions from transactions and average ticket. We saw transaction growth across the network, including mature stores. We also saw average ticket growth across the network with contributions from premiumization, net pricing and increased non-oil change revenue service penetration. With respect to network growth, Valvoline added 170 stores system-wide, bringing the total system-wide store count to 2,180. In fiscal 2025, we signed an agreement to acquire Breeze Autocare, operating primarily under the Oil Changers brand, and that transaction closed in early fiscal 2026. Additionally, we are seeing strong franchisee store growth in the markets we refranchised at the end of fiscal 2024 and the beginning of fiscal 2025. Finally, we continue to meet the evolving needs of customers, where we saw fleet growth outpace the growth in our consumer business in fiscal 2025.
PROXY STATEMENT	iii

Key operating highlights from continuing operations are presented below (refer to the Company’s Annual Report on Form 10-K for fiscal 2025 for additional information):

$1.7 billion	$390 million	$1.67
Net Sales	Operating income from continuing operations	Diluted EPS from continuing operations

$3.5 billion	$60 million	$307 million
System-wide store sales(a)	Returned to shareholders through share repurchases	Cash flows from operations

2,180	19 years	$467 million
System-wide stores(a) with 8.5% annual growth	of consecutive system-wide same-store sales growth(b)	Adjusted EBITDA(c)

(a)
Measures include Valvoline franchisees, which are independent legal entities. Valvoline does not consolidate the results of operations of its franchisees.

(b)
Valvoline determines SSS growth as the year-over-year change in net revenues of U.S. VIOC same stores (company-operated, franchised and the combination of these for system-wide SSS) with same stores defined as those that have been in operation within the system for at least 12 full months.

(c)
Represents a non-GAAP measure. For a reconciliation of non-GAAP measures, refer to Appendix A.

Fiscal 2025 Compensation Highlights
What We Do	What We Don’t Do

Emphasize pay-for-performance

Utilize a balance of cash-based short-term and equity-based long-term incentive compensation

Engage in rigorous goal-setting process for all incentive metrics

Apply meaningful stock ownership guidelines

Subject all equity awards to double-trigger change in control vesting provisions

Maintain a strong clawback policy

Use a representative and relevant peer group

Use an independent compensation consultant

Provide Board oversight of incentive compensation risk

No tax gross ups on change in control payments

No single-trigger change in control payments

No hedging or pledging of Company stock

No excessive perquisites

No repricing of equity awards

No share recycling

No employment agreements

No dividends or dividend equivalents on unearned PSUs

iv	PROXY STATEMENT

Pay for Performance
How do we link performance and pay?	• A substantial portion of our Named Executive Officers’ pay is tied to short-term and long-term incentives.
• The performance metrics balance key short-term financial goals with long-term shareholder value creation.
• For fiscal 2025, the Valvoline Incentive Plan, our annual incentive plan, was based 50% on Net Sales and 50% on adjusted EBIT.

•
Performance-based long-term incentive awards in the form of performance stock units made during fiscal 2025 were based on adjusted EPS performance targets that reflect strong year-over-year earnings growth during the three-year performance period.

Pay-for-performance Compensation Philosophy
To reinforce our pay for performance philosophy, the total compensation program for our Named Executive Officers (“NEOs”) is highly incentive-based and therefore fluctuates based on financial results and stock price performance. This approach motivates executives to consider the impact of their decisions on both the short-term and long-term performance of the Company and shareholder value creation, while taking appropriate types and amounts of risk.
Pay Mix of CEO and Other NEOs
CEO Pay Mix	All Other NEOs Pay Mix
Fiscal Year 2025 Annual and Long-Term Incentive Plan Payouts
How did we perform?
Fiscal 2025 Valvoline Incentive Plan
•
Net Sales of $1.71 billion (98.4% of target) and adjusted EBIT of $349.3 million (98.7% of target), each as adjusted under the plan, resulting in an overall payout of 85.8% of the target incentive award.

Fiscal 2023-2025 Performance Stock Units
•
Adjusted Net Income of $229.2 million (92.2% of target resulting in a 35.9% payout) for fiscal 2025, adjusted Net Income of $214.6 million (103.1% of target resulting in a 130.6% payout) for fiscal 2024, adjusted Net Income of $182.3 million (103.7% of target resulting in a 137.3% payout) for fiscal 2023, and adjusted Net Income of $626.0 million (99.0% of target resulting in an 89.7% payout) over the three-year performance period, each as adjusted under the plan, resulting in an overall payout of 98.4% of the target PSU award.

•
Valvoline’s relative TSR of 41.6% over the three-year performance period, representing the 58th percentile of the TSR performance of the S&P MidCap 400 Index, was at target performance, resulting in no adjustment of the PSU payout.

PROXY STATEMENT	v

Say on Pay
Shareholders continued to show strong support for our executive compensation programs, with approximately 92% of the votes cast for the approval of the “say on pay” proposal at our 2025 Annual Meeting of Shareholders.
Shareholder Engagement
Valvoline recognizes the importance of shareholder feedback and is committed to robust shareholder outreach. Engagement meetings are led by our Investor Relations and Legal teams, and the chair of our Governance & Nominating Committee of our Board has participated in meetings when requested by a shareholder. Shareholder feedback is conveyed by management to the G&N Committee, and that feedback is shared with the Board and other Board committees and informs Board and Board committee discussions and actions.
In fiscal 2025, we:

Offered engagement to shareholders representing 49% of outstanding shares	Engaged in discussions with shareholders representing 32% of outstanding shares

vi	PROXY STATEMENT

Proposal One—Election of Directors
The Board of Directors (the “Board”) of Valvoline Inc. (“Valvoline,” the “Company,” “we,” “us,” and “our”) cordially invites you, as a shareholder of record of Valvoline Common Stock, par value $0.01 per share (“Valvoline Common Stock”) as of the close of business on December 1, 2025 (the “Record Date”), to attend the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) and vote on the proposals described in this Proxy Statement.
Proposal and Required Vote
Our Board currently consists of the following nine members: Gerald W. Evans, Jr., Lori A. Flees, Richard J. Freeland, Carol H. Kruse, Vada O. Manager, Patrick S. Pacious, Jennifer L. Slater, Charles M. Sonsteby and Mary J. Twinem. Each member of the Board was elected at the 2025 Annual Meeting of Shareholders. Each current member of the Board, other than Ms. Twinem and Mr. Manager, has been nominated for election at the 2026 Annual Meeting. The Board has also nominated Janet S. Wong and Chris Carr to stand for election to the Board at the 2026 Annual Meeting. Ms. Wong and Mr. Carr will succeed Ms. Twinem and Mr. Manager, who each notified the Board in November 2025 of their intention to retire as members of the Board and not seek reelection at the 2026 Annual Meeting. The Board expresses its gratitude to Ms. Twinem and Mr. Manager for their exemplary service to Valvoline since joining the Board at the Company’s IPO in 2016, and their contributions guiding the Company’s strategic transformation to a pure-play retail services company.
Background information about each director nominee is set forth below, including information regarding the specific experiences, characteristics, attributes and skills considered in connection with the nomination of each director nominee, all of which the Board believes provide the Company with the perspective and judgment needed to guide, monitor and execute its strategies. The Governance and Nominating Committee (the “G&N Committee”) has confirmed that all nine nominees will be available to serve as directors upon election and recommends their election.
Directors are elected at each annual meeting of shareholders to hold office until the following annual meeting of shareholders and until their successors have been duly elected and qualified. Pursuant to our Amended and Restated Articles of Incorporation (“Articles”), a director nominee in an uncontested election must receive the affirmative vote of a majority of votes cast with respect to that director nominee in order to be elected to our Board. Therefore, to be elected at the 2026 Annual Meeting, director nominees must receive more votes cast “for” their election than votes cast “against” their election. Abstentions and broker non-votes will not be counted as votes cast. Nominees elected at the 2026 Annual Meeting will serve until our 2027 Annual Meeting of Shareholders and will hold office until their successors are duly elected and qualified.
If you (i) sign and return a proxy card without giving specific voting instructions or (ii) indicate when voting by telephone or over the Internet that you wish to vote as recommended by the Board, Lori A. Flees or Julie M. O’Daniel (as proxies named on the proxy card) will cast the votes represented by such proxy FOR each of the nine nominees nominated by the Board in this Proxy Statement. Should any of the nominees be unable or unwilling to stand for election at the time of the 2026 Annual Meeting, the proxies may vote for a replacement nominee recommended by the Board, or the Board may reduce the number of directors to be elected at the 2026 Annual Meeting.
The Board unanimously recommends that shareholders vote FOR the election of each nominee.
PROXY STATEMENT	1

Information Concerning Director Nominees
The nine individuals nominated by the Board for election as directors at the 2026 Annual Meeting are Chris Carr, Gerald W. Evans, Jr., Lori A. Flees, Richard J. Freeland, Carol H. Kruse, Patrick S. Pacious, Jennifer L. Slater, Charles M. Sonsteby and Janet S. Wong. Each of these nominees has agreed to stand for election.
Chris Carr Retired Executive Vice President of Starbucks and Former Chief Operating Officer of Sweetgreen Director Nominee Age: 62
Professional Experience:
Mr. Carr has been nominated for election to Valvoline’s Board at the 2026 Annual Meeting. After retiring from Starbucks in 2019, Mr. Carr served as the Chief Operating Officer of Sweetgreen, Inc., a restaurant and lifestyle brand, from May 2020 to March 2023. From May 2006 to May 2019, Mr. Carr held a variety of retail and supply chain senior executive roles at Starbucks, a roaster, marketer, and retailer of specialty coffee. During his time at Starbucks, Mr. Carr served in key leadership roles, including Executive Vice President, Chief Procurement Officer, Executive Vice President, Americas Licensed Stores and Executive Vice President, U.S. Retail. Prior to joining Starbucks, Mr. Carr spent 18 years in various Downstream Fuels Marketing leadership roles with ExxonMobil.
Education:
Mr. Carr holds a Bachelor of Science in business administration from the University of San Diego and a Master of Business Administration from New York Institute of Technology.
Public Company Boards:
Mr. Carr has served as a director of Hilton Worldwide Holdings Inc. since August 2020, and as a trustee of Equity Residential, a real estate investment trust (REIT), since July 2025.
Private Company Boards:
Mr. Carr has served as a director of Recreational Equipment Inc. (REI), a consumer cooperative, since September 2016, and as Chairman since August 2024.
Non-Profit Boards:
Mr. Carr serves as a member of the Board of Trustees for Howard University and the University of San Diego.

Qualifications:
Mr. Carr’s significant experience and knowledge in the areas of retail, including strategies to support growth and retail expansion, brand development, including responsibility for the omni-channel experience at approximately 13,000 Starbucks company-operated and licensed stores, consumer marketing, strategic planning, global supply chain, and international operations provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from his service on the board of directors of Hilton, Equity Residential, and REI.

Gerald W. Evans, Jr. Retired Chief Executive Officer of Hanesbrands Inc. Director since: 2019 Age: 66 Committees: • Audit • Compensation (Chair)
Professional Experience:
Mr. Evans has served as a director of Valvoline since December 2019. Mr. Evans served as Chief Executive Officer of Hanesbrands Inc., a leading global marketer of basic apparel, from October 2016 until his retirement in August 2020. From 2013 to 2016, Mr. Evans served as Chief Operating Officer of Hanesbrands and as Co-Chief Operating Officer from 2011 to 2013. Prior to that, he served as Co-Operating Officer, President International of Hanesbrands from 2010 to 2011. He was President of Hanesbrands’ International Business and Global Supply Chain from 2009 to 2010 and served as President of its Global Supply Chain and Asia Business Development from 2008 to 2009. Mr. Evans served as Executive Vice President, Chief Supply Chain Officer of Hanesbrands from 2006 to 2008. Prior to that, he spent more than 20 years in various leadership positions at Sara Lee Corporation. Mr. Evans has also served as a member of the Business Roundtable.
Education:
Mr. Evans holds a Bachelor of Science in marketing and a Master of Business Administration from the University of South Carolina.
Public Company Boards:
Mr. Evans served as a director of Hanesbrands Inc. from October 2016 to August 2020.

Qualifications:
Mr. Evans’ significant experience and knowledge in the areas of consumer products, managing international operations and global supply chains, government relations, leading omnichannel expansion, brand development, mergers and acquisitions, investor relations, capital allocation, and sales and marketing provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from his service on the board of directors of Hanesbrands.

2	PROXY STATEMENT

Lori A. Flees President and Chief Executive Officer of Valvoline Inc. Director since: 2023 Age: 55 Committees: N/A
Professional Experience:
Ms. Flees has served as a director of Valvoline since October 2023. Ms. Flees has served as the President and Chief Executive Officer of Valvoline since October 2023. She was Valvoline’s Senior Vice President and President of Retail Services from April 2022 to September 2023. Prior to joining Valvoline, she was the Senior Vice President and Chief Operating Officer of Walmart Health & Wellness from August 2020 to March 2022. She served as Walmart’s Senior Vice President and General Merchandising Manager of Sam’s Club Health & Wellness from June 2018 to August 2020, Senior Vice President, Next Generation Retail and Principal, Store No. 8 from September 2017 to June 2019, and as Senior Vice President, Corporate Strategy from January 2014 to August 2017. Prior to joining Walmart, Ms. Flees spent 17 years at Bain & Company where she collaborated with clients in the areas of consumer goods and services, engineering and construction, industrial manufacturing and oil and gas.
Education:
Ms. Flees holds a Bachelor of Arts in management systems from Kettering University and a Master of Business Administration from Harvard Business School.
Public Company Boards:
Ms. Flees has served as a director of Harley-Davidson Inc. since May 2025.

Qualifications:
Ms. Flees has led Valvoline’s Retail Services business since April 2022 and over that time she has gained extensive knowledge of our business and the automotive maintenance services industry. Ms. Flees’ significant experience and knowledge in the areas of executive leadership; business operations, including leading Valvoline’s more than 2,300 Company-operated and franchised service centers and previously the operations of Walmart’s health and wellness business of more than 4,800 locations, including the COVID vaccination operations; mergers & acquisitions; corporate strategy; and performance improvement, including experience developing growth strategies for retailers with a combination of company-owned and franchised stores, provide her with the qualifications and skills to serve as a director on our Board. She also brings significant experience gained from her service on the board of directors of Harley-Davidson.

Richard J. Freeland Chairman of the Board; Retired President and Chief Operating Officer of Cummins Inc. Director since: 2016 Age: 68 Committees: N/A
Professional Experience:
Mr. Freeland has served as a director of Valvoline since September 2016 and as Chairman of the Board since January 2022. Mr. Freeland served as President and Chief Operating Officer of Cummins Inc., a diesel engine and components manufacturer, from July 2014 until his retirement in October 2019. Prior to that, he served as Vice President and President of the Engine Business of Cummins from 2010 until 2014 and served in various other leadership positions since joining Cummins in 1979.
Education:
Mr. Freeland holds a Bachelor of Science in industrial management from Purdue University’s Krannert School of Management and a Master of Business Administration from Indiana University’s Kelley School of Business.
Public Company Boards:
Mr. Freeland has served as a director of Cooper-Standard Holdings Inc. since May 2020 and Hyliion Holdings Corp. since March 2023.

Qualifications:
Mr. Freeland’s significant experience and knowledge in the areas of product development, manufacturing, international operations, sales and marketing, electrified powertrain solutions for the trucking industry, as well as his experience in the automotive and transportation industry, provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from his service on the board of directors of Cooper Standard, Hyliion Holdings, and Cummins Inc.

PROXY STATEMENT	3

Carol H. Kruse Former Chief Marketing Officer of ESPN and Cambia Health Solutions Director since: 2018 Age: 63 Committees: • Governance & Nominating
Professional Experience:
Ms. Kruse has served as a director of Valvoline since December 2018. Ms. Kruse served as Senior Vice President and Chief Marketing Officer of Cambia Health Solutions, a health solutions company, from December 2014 to January 2019. Prior to that, she was Senior Vice President and Chief Marketing Officer at ESPN, a global omni- channel sports programming and content company, from October 2010 until October 2013. In addition, she served as Vice President, Global Digital Marketing, at the Coca-Cola Company from July 2007 until October 2010 and as Coca-Cola’s Vice President, North America Interactive Marketing from August 2001 to July 2007. Prior to such time, Ms. Kruse held co-founding and/or leadership roles within three Silicon Valley start-up companies, including RocketCash LLC, which was acquired by the Coca-Cola Company in 2001.
Education:
Ms. Kruse holds a Bachelor of Arts in international relations from Pomona College and a Master of Business Administration from the University of Southern California.

Qualifications:
Ms. Kruse’s significant experience and knowledge in leveraging data, machine learning and artificial intelligence for product design and services to deliver a superior consumer experience, improve engagement and drive significant business value; digital marketing; technology platform design and development; and consumer acquisition, retention and engagement through digital, mobile and social channels provide her with the qualifications and skills to serve as a director on our Board.

Patrick S. Pacious President and Chief Executive Officer of Choice Hotels International, Inc. Director since: 2023 Age: 59 Committees: • Compensation
Professional Experience:
Mr. Pacious has served as a director of Valvoline since July 2023. Mr. Pacious has served as the President and Chief Executive Officer of Choice Hotels International, Inc., one of the largest lodging franchisors in the world, since September 2017. Mr. Pacious served as Choice Hotel’s President and Chief Operating Officer from May 2016 to September 2017, Chief Operating Officer from January 2014 to May 2016, Executive Vice President, Global Strategy & Operations from February 2011 to December 2014, Senior Vice President, Corporate Strategy and Information Technology from August 2009 to February 2011, and in various other leadership capacities from July 2005 to August 2009. Prior to joining Choice Hotels, Mr. Pacious served as a management consultant at Bearingpoint Inc. and Arthur Andersen Business Consulting LLP from 1996 to 2005. Mr. Pacious began his career serving as an officer in the U.S. Navy.
Mr. Pacious was named Lodging Magazine’s Person of the Year in 2022 and a “Best CEO for Women” by Comparably in 2023.
Education:
Mr. Pacious holds a Bachelor of Arts in political science and Latin America studies from Duke University and a Master of Business Administration from the Kellogg Graduate School of Management at Northwestern University.
Public Company Boards:
Mr. Pacious has served as a director of Choice Hotels International, Inc. since September 2017.
Non-Profit Boards:
Mr. Pacious serves on the Advisory Board of the Wolf Trap Foundation for the Performing Arts.

Qualifications:
Mr. Pacious’ significant experience and knowledge of franchise development and expansion, brand building, acquisitions, innovation, performance analytics, and technology transformation provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from his service on the board of directors of Choice Hotels.

4	PROXY STATEMENT

Jennifer L. Slater President and CEO of Strattec Security Corporation Director since: 2022 Age: 51 Committees: • Compensation
Professional Experience:
Ms. Slater has served as a director of Valvoline since July 2022. Ms. Slater has served as the President and Chief Executive Officer of Strattec Security Corporation, a leading provider of smart vehicle power access and electronic security solutions for the automotive industry, since July 2024. Prior to joining Strattec, Ms. Slater served as Executive Vice President and General Manager of the $2.9 billion Performance Sensing segment of Sensata Technologies, a global industrial technology company striving to create a cleaner, more efficient, electrified and connected world, from April 2024 to June 2024; as Sensata’s Senior Vice President, Performance Sensing Automotive & Aftermarket from April 2023 to March 2024, and as Sensata’s Vice President and General Manager of Heavy Duty and Off-Road business from September 2022 to March 2023. From 2019 to September 2022, Ms. Slater served as Group Vice President and General Manager, Global OE and Products at Clarios, which manufactures and distributes advanced energy storage solutions for the automotive market. From 2016 to 2019, Ms. Slater served as Vice President and General Manager OE, Americas and APAC, of Clarios. Prior to joining Clarios, Ms. Slater served in various leadership capacities at Johnson Controls and Woodbridge from 2005 to 2016.
Ms. Slater was named to Automotive News’ 2025 list of 100 Leading Women in the North American Auto Industry and was named a 2017 STEP Ahead winner, recognizing Women in Manufacturing, by the Manufacturing Institute.
Education:
Ms. Slater holds a Bachelor of Science in mechanical engineering from the University of Michigan at Dearborn and a Master of Business Administration from Walsh College.
Public Company Boards:
Ms. Slater has served as a director of Strattec Security Corporation since July 2024.
Industry Boards:
Ms. Slater has served as a member of the MEMA Original Equipment board of directors since January 2025.

Qualifications:
Ms. Slater’s significant experience and knowledge of the automotive industry, including automotive OEMs, and her recent focus on energy storage solutions to meet evolving vehicle electrification needs; product management and strategy; engineering; finance and sales provide her with the qualifications and skills to serve as a director on our Board. She also brings significant experience gained from her service on the board of directors of Strattec and the MEMA Original Equipment board of directors.

Charles M. Sonsteby Retired Vice Chairman of The Michaels Companies Director since: 2016 Age: 72 Committees: • Governance & Nominating
Professional Experience:
Mr. Sonsteby has served as a director of Valvoline since September 2016. Mr. Sonsteby served as Vice Chairman of The Michaels Companies, Inc., the largest arts and crafts specialty retailer in North America, from June 2016 until his retirement in October 2017. Previously, Mr. Sonsteby served as Chief Financial Officer and Chief Administrative Officer of The Michaels Companies from 2010 to 2016. Prior to that, Mr. Sonsteby served as CFO of Brinker International from 2001 until 2010 and held various other leadership positions at Brinker from 1990 to 2001.
Education:
Mr. Sonsteby holds a Bachelor of Science in accounting from the University of Kentucky.
Public Company Boards:
Mr. Sonsteby has served as a director of Darden Restaurants, Inc., a restaurant operator, since September 2014.
Non-Profit Boards:
Mr. Sonsteby is a member of the University of Kentucky Gatton College of Business Dean’s Advisory Council.

Qualifications:
Mr. Sonsteby’s extensive experience and knowledge in the areas of consumer wholesale; high-growth retail; restaurant and franchise operations, including leading Brinker’s international franchise operations expansion into 28 countries; digital strategy, including leading the launch of Michaels’ e-commerce site; mergers, acquisitions, divestitures and corporate re-organizations; supply chain strategy; capital markets, including debt and equity offerings; capital allocation strategy; finance; internal audit; tax; treasury; and investor relations provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from service on the board of directors of other publicly-traded companies, including current service at Darden Restaurants.

PROXY STATEMENT	5

Janet S. Wong Partner (Retired) of KPMG LLP Director Nominee Age: 67
Professional Experience:
Ms. Wong has been nominated for election to Valvoline’s Board at the 2026 Annual Meeting. If elected, Ms. Wong will serve as Chair of the Audit Committee, effective as of the date of the 2026 Annual Meeting. Ms. Wong is a licensed Certified Public Accountant with more than 30 years of public accounting experience. She is a partner (retired) of KPMG LLP, an international professional services firm, where she served as a National Practice Leader Partner, from July 1995 to July 2008. She is a NACD (National Association of Corporate Directors) Certified Director.
Education:
Ms. Wong holds a Master of Professional Accountancy from Louisiana Tech University and a Master of Taxation from Golden Gate University. Ms. Wong also has completed executive education programs at Harvard Business School and Stanford Law School. In addition, she holds a certificate in Cyber-Risk Oversight from Carnegie Mellon University.
Public Company Boards:
Ms. Wong has served as a director of Lucid Group, Inc., a technology manufacturer of electric vehicles, since July 2021, and as Chair of its Audit Committee. Ms. Wong also has served as a director of TWFG Inc., an independent distribution platform for personal and commercial insurance, since July 2024, and as Chair of its Audit Committee. Previously, Ms. Wong served as a director of Enviva Inc. from May 2015 to December 2024, Lumentum Holdings Inc. from September 2020 to November 2024, and Allegiance Bancshares, Inc. from April 2020 to October 2022.
Non-Profit Boards:
Ms. Wong serves on the Board of Trustees of the Louisiana Tech University Foundation.

Qualifications:
Ms. Wong’s significant experience and knowledge in the areas of public accounting, financial reporting, internal controls, risk management, cybersecurity and AI oversight, and M&A strategic planning provide her with the qualifications and skills to serve as a director on our Board. She also brings significant experience gained from her service on the board of directors of Lucid, TWFG, Enviva, Lumentum Holdings and Allegiance Bancshares.

6	PROXY STATEMENT

Proposal Two—Ratification of the Appointment of Independent
Registered Public Accounting Firm
The Audit Committee of the Board (the “Audit Committee”) reviews our accounting firm’s qualifications, performance and independence in accordance with regulatory requirements and guidelines to determine whether to reappoint such firm as our independent registered public accounting firm. Based on its review, the Audit Committee has recommended to the Board, and the Board has approved, the appointment of Ernst & Young LLP (“EY”) to audit Valvoline’s Consolidated Financial Statements and Internal Control Over Financial Reporting for the fiscal year ending September 30, 2026 (“fiscal 2026”). See the “Corporate Governance—Valvoline’s Board of Directors—Committees” section of this Proxy Statement for further information about the role and responsibilities of our Audit Committee.
The following table presents the aggregate fees (including out-of-pocket costs) for professional services rendered by EY for the fiscal years ended September 30, 2025 (“fiscal 2025”) and September 30, 2024 (“fiscal 2024”). The fees paid to EY shown in the table below were all pre-approved in accordance with the Policy on Pre-Approval of Audit Firm Services as discussed in the “Audit Committee Matters” section of this Proxy Statement.
(in thousands)	2025	2024
Audit Fees(1)	$2,625	$2,086
Audit-Related Fees(2)	$220	$20
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$2,845	$2,106

(1)
Audit fees include fees and expenses associated with the annual audits of Valvoline’s consolidated financial statements and internal control over financial reporting and interim reviews of Valvoline’s consolidated financial statements. For fiscal 2025 and fiscal 2024, audit fees included approximately $885,000 and $350,000, respectively, of fees and expenses associated with the sale of Valvoline’s Global Products business, including the separation of the businesses, technologies, processes and controls.

(2)
Audit-related fees relate to pre-implementation services associated with the implementation of a human resources information system in fiscal 2025, in addition to reviews of our franchise disclosure filings and attestation services in each year.

Our shareholders are being asked to ratify the appointment of EY as Valvoline’s independent registered public accounting firm for fiscal 2026. The appointment of EY will be deemed ratified if the number of votes cast “for” ratification exceed the number of votes cast “against” it. Abstentions and broker non-votes will not be counted as votes cast “for” or “against” ratification. If our shareholders fail to ratify the appointment of EY, the Audit Committee may, but is not required to, reconsider the selection of such firm. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
The Company has been advised by EY that neither the firm, nor any covered person of the firm, has any financial interest, direct or indirect, in any capacity in Valvoline or its subsidiaries.
One or more representatives of EY will be present at the Annual Meeting to respond to questions from shareholders and will be given the opportunity to make a statement.
If no voting specification is made on a properly returned or voted proxy card, Lori A. Flees or Julie M. O’Daniel (as proxies named on the proxy card) will cast the votes represented by such proxy card FOR the ratification of the appointment of EY as Valvoline’s independent registered public accounting firm for fiscal 2026.
The Board unanimously recommends that shareholders vote FOR the ratification of the appointment of EY as Valvoline’s independent registered public accounting firm for fiscal 2026.
PROXY STATEMENT	7

Audit Committee Matters
Policy on Pre-Approval of Audit Firm Services
The Audit Committee has responsibility for appointing, determining compensation of and overseeing the work of the independent registered public accounting firm (the “Independent Auditors”) that audits our financial statements.
The Audit Committee has adopted strict guidelines on the use of the Independent Auditors to provide audit and non-audit services. The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Independent Auditors in the fiscal year. These services may include audit services, audit-related services, tax services and other permissible non-audit services. In circumstances where the engagement of the Independent Auditors to perform work beyond the scope of and not contemplated in the original pre-approval occurs, specific pre-approval of the additional services and fees (not exceeding $500,000) is required by the Audit Committee Chair prior to the engagement of the Independent Auditors for those services and must be presented to the Audit Committee at its next meeting. For each proposed service, the Independent Auditors provide detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such service would impair the independence of the Independent Auditors.
Professional services provided by EY as our independent registered accounting firm in fiscal 2025 were subject to pre-approval under the guidelines discussed above. Under these guidelines, prior to engagement, the Audit Committee pre-approved the audit and non-audit services to be rendered by EY in fiscal 2025, in each case, including all engagement fees and terms.
Audit Committee Report
The Audit Committee is currently composed of three independent directors and operates under a written charter adopted by the Board. A copy of the Audit Committee’s charter may be obtained from the Company’s Investor Relations website at http://investors.valvoline.com. The Board, after reviewing the qualifications of the Audit Committee members and any relationships that such members may have with the Company that might affect their independence, determined that all current Audit Committee members—Ms. Twinem and Messrs. Evans and Manager—are “independent” as that term is defined by Rule 10A-3 of the Exchange Act, the listing standards of the New York Stock Exchange (“NYSE”), and Valvoline’s Director Independence Standards. The Board also determined that each member of the Audit Committee, through their education, training and professional experience, is an “audit committee financial expert” as defined by rules of the U.S. Securities and Exchange Commission (“SEC”).
The Audit Committee assists in fulfilling the oversight responsibilities of the Board relating to: the integrity of the Company’s financial statements and financial reporting process; the integrity of the Company’s systems of internal accounting and financial control, including the Company’s systems to monitor and manage business risk; the appointment, qualifications, remuneration and performance of the Chief Audit Executive; the performance of the Company’s internal audit function; the Independent Auditors’ qualifications, performance and independence; the Independent Auditors’ audit of the Company’s financial statements and effectiveness of internal control over financial reporting; the Company’s risk management policies and processes; the Company’s financial affairs, including capital structure, equity and debt offerings, major borrowings, credit facilities, and derivatives and swap policies; material legal and regulatory compliance requirements; the Company’s insurance program; and the Company’s process for handling complaints regarding accounting, internal control and auditing matters. The Audit Committee also oversees the Company’s enterprise risk management (“ERM”) program and has direct oversight over financial reporting and control and several other risks within the ERM framework. In fiscal 2025, the Audit Committee met nine times, including videoconferences to review and discuss Valvoline’s quarterly and annual financial performance and associated earnings releases.
The Company’s management has primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. The Independent Auditors are responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee is responsible for the appointment, retention, compensation and oversight of the Independent Auditors, including the review of their qualifications, independence and performance, and pre-approval of their audit fees. The Audit Committee appointed EY to audit Valvoline’s consolidated financial statements for fiscal 2025 and to issue an opinion on whether such statements present fairly, in all material respects, Valvoline’s consolidated
8	PROXY STATEMENT

financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles. EY was also engaged to audit and to issue an opinion on the effectiveness of Valvoline’s internal control over financial reporting. EY has served as Valvoline’s independent registered public accounting firm since 2016. The Audit Committee considered several factors in selecting EY as the Independent Auditors for fiscal 2025, including EY’s independence, EY’s system of quality control, EY’s professional qualifications including the qualifications of the lead audit partner and other key engagement members, EY’s performance on the prior fiscal year audit, the extent and quality of EY’s communications with the Audit Committee, the appropriateness of EY’s fees, EY’s tenure as Valvoline’s Independent Auditors and its familiarity with Valvoline’s business and internal control over financial reporting. Based on such factors, the Audit Committee determined that the appointment of EY as Valvoline’s Independent Auditors for fiscal 2025 was in the best interests of Valvoline and its shareholders.
In accordance with SEC rules, lead audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to a company. For lead audit partners, the maximum number of consecutive years of service is five years. The Audit Committee periodically reviews and evaluates the performance of EY’s lead audit partner, oversees the required rotation of the lead audit partner, and reviews and considers the selection of the lead audit partner. EY’s current lead audit partner has served on the Valvoline engagement since fiscal 2024 and as lead audit partner since the beginning of fiscal 2025.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and EY the audited financial statements, management’s assessment of the effectiveness of Valvoline’s internal control over financial reporting and EY’s evaluation of Valvoline’s internal control over financial reporting. The Audit Committee further reviewed EY’s judgment as to the quality and acceptability of Valvoline’s accounting principles, financial reporting process and controls and such other matters as are required to be discussed with the Audit Committee under applicable requirements of the Public Company Accounting Oversight Board (United States) (the “PCAOB”). In addition, the Audit Committee reviewed EY’s independence from management and Valvoline, including the matters in the written disclosures regarding EY’s independence required by the PCAOB, and has discussed such matters with EY. The Audit Committee will also consider with EY whether the provision of any non-audit services provided by EY to the Company is compatible with EY’s independence. EY did not provide any non-audit services to the Company in fiscal 2025.
In connection with the sale of the Company’s Global Products business, the Company implemented a new enterprise resource planning (“ERP”) system on January 1, 2024. In the quarter ended March 31, 2024, management reported a material weakness in internal control over financial reporting due to the ERP implementation and the aggregation of related deficiencies due to ineffective information technology general controls (“ITGCs”) and the design of certain business process controls. While management has made substantial progress with its planned remedial measures, including remediation of the ITGC deficiencies, the material weakness continued to exist as of September 30, 2025 with respect to the aggregation of deficiencies in the design of business process controls. Since management reported the material weakness in the second quarter of fiscal 2024, the Audit Committee has met regularly with management and the Independent Auditors to review and oversee management’s development, execution, and enhancement of a plan to remediate the material weakness in ITGCs and business process controls. As noted above, management, under the oversight of the Audit Committee has made substantial progress towards the remediation of the material weakness in fiscal 2025 through the remediation of the ITGC deficiencies and the efforts to enhance business process controls, as outlined in the Company’s Annual Report on Form 10-K for the year ended September 30, 2025 (the “2025 Annual Report”). Management believes those efforts will result in an appropriately designed control environment that addresses the deficiencies in design of business process controls that aggregated to the material weakness. The remedial efforts require management to demonstrate consistent control execution for a sufficient period of time and will be subject to successful operational effectiveness testing, which management expects to be completed in fiscal 2026.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that Valvoline’s consolidated financial statements be included in its 2025 Annual Report for filing with the SEC.
AUDIT COMMITTEE
Mary J. Twinem, Chair
Gerald W. Evans, Jr.
Vada O. Manager
The Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that Valvoline specifically incorporates the Audit Committee Report by reference therein.
PROXY STATEMENT	9

Proposal Three—Non-Binding Advisory Resolution Approving Executive Compensation
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), under Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking your vote, on a non-binding advisory basis, on the compensation of our named executive officers as described in the Compensation Discussion and Analysis, compensation tables and narrative disclosure, as provided in this Proxy Statement (“Say on Pay”). Specifically, shareholders are being asked to vote upon, and the Board has approved and unanimously recommends, the following non-binding advisory resolution:
RESOLVED, that the compensation paid to Valvoline’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.
The Board believes that our executive compensation program is well-designed, appropriately aligns executive pay with Company performance and incentivizes desirable executive performance. This proposal gives you an opportunity to express your own view of our fiscal 2025 executive compensation practices. While the vote does not address any specific item of compensation and is not binding on the Board, the Board and its Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions.
The Say on Pay advisory resolution shall be deemed approved if the number of votes cast “for” the resolution exceed the number of votes cast “against” the resolution. Abstentions and broker non-votes will not be counted as votes cast “for” or “against” the resolution.
If no voting specification is made on a properly returned or voted proxy card, Lori A. Flees or Julie M. O’Daniel (as proxies named on the proxy card) will cast the votes represented by such proxy card FOR the approval of the resolution.
The Board unanimously recommends that shareholders vote FOR the advisory resolution on our executive compensation.
10	PROXY STATEMENT

Corporate Governance
Valvoline’s Board of Directors
Composition
Our business and affairs are managed under the direction of our Board. Our Corporate Governance Guidelines require that two-thirds of our directors be independent, as defined in our Director Independence Standards (published on our investor relations website at http://investors.valvoline.com/governance) (“Independence Standards”), which incorporate the requirements of SEC rules and NYSE listing standards. Within this framework, the G&N Committee is charged with determining and refreshing, as appropriate, the composition of our Board. The G&N Committee seeks to fill our Board with exceptionally talented and diverse directors, with expertise and leadership experience in the markets in which we operate.
Our Board currently consists of the following nine members: Gerald W. Evans, Jr., Lori A. Flees, Richard J. Freeland, Carol H. Kruse, Vada O. Manager, Patrick S. Pacious, Jennifer L. Slater, Charles M. Sonsteby, and Mary J. Twinem. All of the directors were elected at the 2025 Annual Meeting of Shareholders. Each of the current directors, other than Mr. Manager and Ms. Twinem, has been nominated for election at the 2026 Annual Meeting. The Board has also nominated Janet S. Wong and Chris Carr to stand for election to the Board at the 2026 Annual Meeting. Ms. Wong and Mr. Carr will succeed Ms. Twinem and Mr. Manager, who each notified the Board in November 2025 of their intention to retire as members of the Board and not seek reelection at the 2026 Annual Meeting.
See the “Proposal One—Election of Directors” section of this Proxy Statement.
During fiscal 2025, seven meetings of the Board were held. On average, our directors attended 98% of the total meetings of the Board and the Committees on which they serve. No director attended less than 75% of such meetings.
Leadership Structure
Our Amended and Restated By-Laws (“By-Laws”) provide the Board flexibility in determining the appropriate leadership structure for the Company. Currently, Ms. Flees serves as our Chief Executive Officer and Mr. Freeland serves as Chairman of the Board, a role he has held since the 2022 Annual Meeting. The Board currently believes that separating the roles of Chair and Chief Executive Officer is in the best interest of the Company because it allows our Chief Executive Officer to focus on operating and managing the day-to-day activities of our business, while the Chairman can focus on Board leadership independent of management.
Independence
Our Corporate Governance Guidelines require that two-thirds of our directors be independent, as defined in the Independence Standards. The Independence Standards incorporate the requirements of SEC rules and NYSE listing standards and were adopted by our Board to assist in its determination of director independence. Pursuant to these rules, our Board must make an affirmative determination that those members of the Board who serve as independent directors have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Members of the Audit and Compensation Committees are also subject to heightened standards for independence under SEC rules and NYSE listing standards.
Our Board annually reviews director independence in accordance with these requirements. In making its independence determinations, the Board considered relationships and transactions between each director, on the one hand, and Valvoline, its subsidiaries and its affiliates, on the other hand, including the director’s commercial, economic, charitable and familial relationships. As a result of this review, the Board affirmatively determined that Mses. Kruse, Slater and Twinem and Messrs. Evans, Freeland, Manager, Pacious and Sonsteby are each independent of Valvoline, its subsidiaries and its affiliates. Ms. Flees was determined not to be independent because she currently serves as Chief Executive Officer of the Company.
In addition, the Board determined that Ms. Twinem and Messrs. Evans and Manager each satisfy the heightened independence standards applicable to audit committee members, including those under Exchange Act Rule 10A-3. Similarly, the Board determined that Ms. Slater and Messrs. Evans and Pacious each satisfy the heightened independence standards applicable to compensation committee members as set forth in NYSE listing standards.
PROXY STATEMENT	11

Committees
Our Board has established three standing committees: an Audit Committee, a Compensation Committee and a Governance & Nominating Committee (each a “Committee” and, collectively, the “Committees”) to assist in the performance of the Board’s various functions. All Committee members are appointed by our Board upon recommendation of the G&N Committee.
Listed below are the current members of each of the three Committees. As discussed above in “—Independence,” our Board has determined that all of the members of these Committees are independent as defined by our Independence Standards, including, in the case of Audit and Compensation Committee members, the heightened standards for independence under SEC rules and NYSE listing standards.
Audit Committee(1)
Mary J. Twinem*	Gerald W. Evans, Jr.	Vada O. Manager
Compensation Committee
Gerald W. Evans, Jr.*	Patrick S. Pacious	Jennifer L. Slater
Governance and Nominating Committee
Vada O. Manager*	Carol H. Kruse	Charles M. Sonsteby

*
Chair

(1)
Ms. Wong has been appointed to succeed Ms. Twinem as Chair of the Audit Committee, effective as of the date of the 2026 Annual Meeting, subject to her election as a director by shareholders.

The responsibilities of each of our Committees are described below. Each of the Committees operates under a written charter; must meet at least four times a year, plus additional meetings as circumstances require; has authority to retain independent legal, accounting or other advisors; makes regular reports to the Board; and reviews its own performance annually. Each Committee’s charter is available on our investor relations website at http://investors.valvoline.com/governance.
Audit Committee	Number of Meetings in Fiscal 2025: 9
The Board has established the Audit Committee in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee is currently composed of three members and the Board has determined that each member of the Audit Committee is “independent” and “financially literate,” as such terms are defined by NYSE listing standards. In addition, the Board has determined that each member of the Audit Committee is an “audit committee financial expert” as that term is defined by SEC rules. A director may not serve on the Audit Committee if he or she serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service and time commitment would not impair the director’s ability to effectively serve on the Audit Committee.
The Audit Committee is responsible for, among other things, assisting the Board in fulfilling its oversight responsibilities with respect to:
•
overseeing the integrity of our financial statements and financial reporting process, including earnings releases and the filing of quarterly and annual reports;

•
reviewing the quality and effectiveness of accounting and financial controls, including the Company’s systems to monitor and manage business risk;

•
selecting and evaluating the performance and independence of our independent registered public accounting firm, who report directly to the Audit Committee;

•
pre-approving fees and services of our independent registered public accounting firm;

•
overseeing the independent registered public accounting firm’s audit of the Company’s financial statements and effectiveness of internal control over financial reporting;

•
overseeing our internal audit function, including selecting and evaluating the performance of the Chief Audit Executive, who reports directly to the Audit Committee;

•
reviewing, at least annually, our enterprise risk assessment and management policies, including the Company’s major enterprise and financial risk exposures and steps taken by management to monitor and mitigate such risks;

12	PROXY STATEMENT

•
evaluating significant financial matters and decisions, such as capital structure, dividend policy, offerings of corporate securities, major borrowings, credit facilities, derivatives and swaps policies (including entry into swaps in reliance on the end-user exception), post audits of capital investments, capital projects, commercial commitments and merger, acquisition and divestiture activities;

•
overseeing funding and investment policy related to employee benefit plans;

•
reviewing and investigating any matters pertaining to the integrity of executive management, and overseeing compliance by management with material legal and regulatory requirements;

•
reviewing, at least annually, the Company’s insurance program, including casualty, property, cyber and directors’ and officers’ liability insurance; and

•
establishing and maintaining procedures for handling complaints regarding accounting, internal controls and auditing matters, including procedures for confidential, anonymous submission of such complaints.

Compensation Committee	Number of Meetings in Fiscal 2025: 6
The Compensation Committee is currently composed of three members and the Board has determined that each member of the Compensation Committee is “independent” as such term is defined by NYSE listing standards and SEC rules and qualifies as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act.
The Compensation Committee is responsible for, among other things:
•
overseeing the implementation and administration of the Company’s executive compensation plans, including incentive and equity-based plans;

•
adopting, amending, terminating or performing any other settlor functions in connection with the Company’s employee benefits plans;

•
ensuring that Valvoline’s executive compensation programs are appropriately competitive, support organizational objectives and shareholder interests and emphasize pay for performance linkage;

•
reviewing, evaluating and approving compensation of all key senior executives, including the corporate goals and objectives with respect to CEO compensation;

•
reviewing compensation policies and practices for all employees, and assessing risks associated with such policies and practices;

•
approving any employment agreements, consulting arrangements, severance or retirement arrangements, change in control agreements and/or special or supplemental benefits covering any current or former executive officer;

•
overseeing the execution of CEO and senior management development and succession plans, including business continuity plans;

•
reviewing and approving any perquisites provided to executive officers;

•
reviewing and recommending to the Board the form and amount of director compensation;

•
overseeing regulatory compliance on compensation matters, including the Company’s policies on structuring compensation programs to preserve tax deductibility;

•
reviewing and approving the “Compensation Discussion and Analysis” section and “Compensation Committee Report” included in this Proxy Statement;

•
overseeing compliance with NYSE requirements relating to shareholder approval of equity compensation plans;

•
overseeing human capital management strategies and key initiatives, including pay equity, organizational health and culture, and talent management; and

•
determining the independence and compensation of, and overseeing the work completed by, any compensation consultant, independent legal counsel or other advisor that it retains.

PROXY STATEMENT	13

Governance and Nominating Committee	Number of Meetings in Fiscal 2025: 5
The G&N Committee is currently composed of three members and the Board has determined that each member is “independent” as such term is defined by NYSE listing standards. The G&N Committee is responsible for, among other things:
•
identifying qualified nominees (i) for shareholder election and (ii) for election by the Board to fill any vacancies that occur between annual meetings of shareholders, in each case, consistent with criteria approved by the Board relating to personal and professional integrity, ability, judgment, expertise, experience and diversity;

•
reviewing potential director candidates and nominations for re-election and reporting the results of such reviews to the Board;

•
identifying board members qualified to fill any vacancies on a committee of the Board;

•
reviewing appropriateness of directors’ continued service on the Board or the committees of the Board;

•
reviewing transactions pursuant to the Company’s Related Person Transaction Policy as set forth in the Company’s Corporate Governance Guidelines;

•
recommending stock ownership guidelines for employees and non-employee directors and programs and procedures relating to director evaluation, retention, retirement and resignation;

•
defining and reviewing the responsibilities of the Board with respect to the Company’s corporate governance, including review of proposed amendments to the Articles, By-laws and Corporate Governance Guidelines of the Company and the conduct of the meetings of the Board, the committees of the Board and the Company’s shareholders;

•
reviewing and recommending policies and procedures to ensure the Board and its committees are properly constituted and organized;

•
reviewing all Board committee charters;

•
reviewing and, if necessary, making recommendations as to shareholder proposals;

•
reviewing the succession planning process for the Chief Executive Officer and other senior management; and

•
reviewing and overseeing the Company’s environmental, social and governance strategy, initiatives and policies.

Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee (Ms. Slater and Messrs. Evans and Pacious) (i) was an officer or employee of Valvoline at any time during or prior to fiscal 2025 or (ii) is or was a participant in a “related person” transaction with Valvoline since the beginning of fiscal 2025. No executive officer of the Company served on the compensation committee or board of any company that employed any member of Valvoline’s Compensation Committee or the Board.
The Board’s Operations
Chairman of the Board.   Mr. Freeland has served as our Non-Executive Chairman since the 2022 Annual Meeting. The Chairman organizes Board activities to effectively provide guidance to, and oversight and accountability of, management. To fulfill that role, the Chairman, among other things, creates and maintains an effective working relationship with the Chief Executive Officer and the other members of senior management and the Board, assures that the Board agenda is appropriately directed to the matters of greatest importance to the Company and provides senior management with the Board’s advice, direction and opinions. The Non-Executive Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop corporate strategy and the responsibility of the Board to review and express its views on corporate strategy.
Board and Committee Meetings.   The Board and Committees must hold regularly scheduled meetings. Directors are expected to attend all meetings of the Board and of the Committees on which they serve. Non-management directors meet in executive session at each regularly scheduled meeting of the Board, and at other times as they may determine appropriate.
Evaluation of Board Effectiveness.   The Board must conduct annual self-evaluations to determine whether it and its Committees are functioning effectively. The G&N Committee receives comments from all directors and reports to
14	PROXY STATEMENT

the Board with an annual assessment of the Board’s performance, with a focus on the Board’s contribution to the Company and areas in which the Board or its Committees can improve. The Board may also engage independent, third-party governance experts from time to time to conduct interviews and/or assessments regarding the structure and effectiveness of our Board and its Committees. The Committees of our Board of Directors have all adopted charters defining their respective purposes and responsibilities. Pursuant to these charters, the Committees must review their respective performance at least annually and each of the Committees has authority to engage independent legal, accounting or other advisors.
The Board’s Role in Risk Oversight
The Board has an active role, as a whole, and also at the committee level, in overseeing management of the Company’s risk. The Board approves and monitors the fundamental financial and business strategies of the Company and maintains policies and procedures designed to ensure that the assets of the Company are properly safeguarded and enterprise risks are properly managed, that appropriate financial and other controls are maintained, that processes are in place for maintaining the integrity of the Company and that the Company’s business is conducted in compliance with applicable laws and regulations. Management is responsible for the day-to-day management of risk, and members of our senior management regularly report to the Board and its Committees on current and emerging risks and the Company’s approach to avoiding and mitigating risk exposure. The Board reviews in detail the Company’s most significant risks and whether management is responding consistently within the Company’s overall risk management and mitigation strategy. While the Board is ultimately responsible for overall risk oversight at our Company, the Committees assist the Board in fulfilling its oversight responsibilities in certain areas. In particular, the Audit Committee has primary responsibility for monitoring the Company’s major financial risk exposures and the steps the Company has taken to control such exposures, including the Company’s risk management policies and processes. In fiscal 2025, the oversight of the Company’s information and cybersecurity risks and programs established to manage such risks transitioned from the Audit Committee to the Board. The Compensation Committee monitors the risks associated with our compensation policies and procedures. The G&N Committee is responsible for providing effective oversight of the Company’s strategy, initiatives and policies regarding environmental, social and governance matters. The G&N Committee is also charged with reviewing and recommending governance policies and procedures, including Board and Committee structure, leadership and membership, that ensure independence of the Board as it exercises its corporate governance and risk oversight roles. In addition, the G&N Committee reviews transactions pursuant to our Related Person Transaction Policy (which is further described in “—Other Governance Policies and Practices—Related Person Transaction Policy”).
Management Succession Planning and Development
We believe that succession planning and talent development at all levels is critical to the success of the business. Our Board, with the assistance of the Compensation Committee, oversees the succession plan for the CEO and other members of senior management. The Board annually reviews the potential successors for the CEO and other members of senior management, including emergency successors to ensure business continuity, as recommended by the CEO and Chief People Officer. The Board reviews and discusses each potential successor’s experience, leadership attributes, readiness timeframe, retention risk, Board exposure and development opportunities. The Board also annually reviews and discusses with the CEO and Chief People Officer the talent pipeline by major business function to ensure depth of talent and assess any potential organizational needs.
Other Governance Policies and Practices
Overview of Governance Principles
We are committed to adhering to sound corporate governance practices. We have adopted Corporate Governance Guidelines, which include our Related Person Transaction Policy. These Guidelines provide the framework for our Board’s governance of the Company and include a general description of our Board’s purpose, responsibilities and member qualification standards. As further discussed in “—Valvoline’s Board of Directors—Independence,” our Corporate Governance Guidelines require that at least two-thirds of our directors be independent. Our Related Person Transaction Policy requires our directors and executive officers to identify annually and on an as needed basis potential transactions with related persons or their firms that meet certain criteria set forth in our Related Person Transaction Policy.
We also require compliance with our Code of Conduct, which applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing
PROXY STATEMENT	15

similar functions. Our Code of Conduct promotes honest and ethical conduct, compliance with applicable laws, rules and regulations, prompt reporting of violations of the standards set forth therein and full, fair, accurate, timely and understandable disclosure in reports filed with the SEC.
Our Corporate Governance Guidelines (including our Related Person Transaction Policy), Code of Conduct and Committee charters are published on our investor relations website at http://investors.valvoline.com/governance. These documents are also available in print at no cost to any shareholder who requests them. We intend to post any amendments or waivers to our Code of Conduct (to the extent applicable to our directors and executive officers) on our investor relations website or in a Current Report on Form 8-K.
Related Person Transaction Policy
Federal securities laws require us to describe any transaction since the beginning of the last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. Related persons are directors and executive officers, nominees for director and any immediate family members of directors, executive officers or nominees for director. We are also required to describe our policies and procedures for the review, approval or ratification of any Related Person Transaction.
Pursuant to our written Related Person Transaction Policy (the “Policy”), the G&N Committee is responsible for reviewing the material facts of all transactions that could potentially be “transactions with related persons.” The Policy covers any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (2) the Company is a participant, and (3) any related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). Transactions between the Company and any firm, corporation or entity in which a related person is an executive officer or general partner, or in which any related persons collectively hold more than 10% of the ownership interests, are also subject to review under the Policy.
Under the Policy, our directors and executive officers are required to identify annually potential transactions with related persons or their firms that meet the criteria set forth in the Policy, and management is required to forward all such disclosures to the G&N Committee. The G&N Committee reviews each disclosed transaction. The G&N Committee has discretion to approve, disapprove or otherwise act if a transaction is deemed to be a Related Person Transaction subject to the Policy. Only disinterested members of the G&N Committee may participate in the determinations made with regard to a particular transaction. If it is impractical to convene a meeting of the G&N Committee, the Chair of the G&N Committee is authorized to make a determination and promptly report such determination in writing to the other G&N Committee members. All determinations made under the Policy are required to be reported to the full Board.
Under the Policy and consistent with SEC regulations, certain transactions are not Related Person Transactions, even if such transactions exceed $120,000 in a fiscal year. Those exceptions are:
•
Compensation to a director or executive officer which is or will be disclosed in our Proxy Statement;

•
Compensation to an executive officer which is approved by the Compensation Committee and would have been disclosed in our Proxy Statement if the executive officer was a “named executive officer”;

•
A transaction in which the rates or charges involved are determined by competitive bids, or which involves common, contract carrier or public utility services at rates or charges fixed in conformity with law or governmental authority;

•
A transaction that involves services as a bank depository of funds, transfer agent, registrar, indenture trustee or similar services; and

•
A transaction in which the related person’s interest arises solely from the ownership of Valvoline stock and all shareholders receive the same benefit on a pro rata basis.

The G&N Committee determined that there were no Related Person Transactions that were required to be reported under Item 404(a) of Regulation S-K since the beginning of fiscal 2025, nor are there any currently proposed.
Communication with Directors
As set forth in our Corporate Governance Guidelines, the Board believes that management is responsible for communicating on behalf of the Company. However, at the request of management, individual Board members may
16	PROXY STATEMENT

meet or otherwise communicate with shareholders and other interested parties. Persons interested in communicating with the Board, or with a specific member or Committee of the Board, may do so by writing to the Corporate Secretary of Valvoline Inc. at 100 Valvoline Way, Suite 100, Lexington, KY 40509. Communications directed to our Corporate Secretary will be reviewed and distributed to individual directors, as appropriate, depending on the subject matter and facts and circumstances outlined in the correspondence. Communications that are not related to the duties and responsibilities of the Board, or are otherwise inappropriate, will not be forwarded to the directors, although all communications directed to the Board will be available to any director upon request.
Attendance at Annual Meeting
Although Valvoline does not have a formal policy regarding attendance by directors at Valvoline’s annual meetings of shareholders, Valvoline strongly encourages all directors to attend. Eight of Valvoline’s current directors attended the prior year’s annual meeting of shareholders. One director was unable to attend due to illness.
Nomination of Directors
G&N Committee Recommendations for and Nominations of Directors.   Pursuant to our Corporate Governance Guidelines and the G&N Committee’s charter, the G&N Committee is responsible for leading the search for and recommending qualified director nominees for shareholder election to the Board for the next annual meeting of shareholders and for proposing director nominees for election by the Board to fill vacancies which occur between annual meetings of shareholders. The G&N Committee does not set specific, minimum qualifications that director nominees must meet to be nominated for election to the Board, but rather believes that each nominee should be evaluated on his or her individual merits, taking into account the needs and composition of the Board at the time. The G&N Committee considers candidates who bring a wide range of attributes to the Board. The general criteria the G&N Committee looks for in selecting an individual as a director nominee is someone who exhibits the highest personal and professional integrity, who has demonstrated exceptional ability and judgment and who shall be effective in serving the interests of the Company’s shareholders. The G&N Committee also believes that diversity of race, ethnicity, gender and age are important factors in evaluating candidates for Board membership. The G&N Committee has from time to time retained the services of third-party search firms to assist the G&N Committee in identifying and evaluating candidates for Board membership who best match the personal and professional criteria described above.
Shareholder Recommendations for Directors.   Shareholders wishing to recommend candidates for consideration by the G&N Committee should send their recommendation via registered, certified or express mail to the Corporate Secretary of Valvoline Inc. at 100 Valvoline Way, Suite 100, Lexington, KY 40509. Recommendations should be received no later than September 1, 2026, to be considered by the G&N Committee in connection with its review of candidates for election at our 2027 Annual Meeting of Shareholders. Suggestions for director candidates should include the information described in Section 3.03 of our By-laws, and any other relevant information, as to the proposed candidate. The G&N Committee will review all director candidates in accordance with its charter and Valvoline’s Corporate Governance Guidelines, and it will identify qualified individuals consistent with the personal and professional criteria described above. Individuals recommended by shareholders in accordance with these procedures will be evaluated by the G&N Committee in the same manner as individuals who are recommended through other means.
Shareholder Nominations of Directors.   Our By-laws permit eligible shareholders to directly nominate candidates for election at annual meetings of shareholders. Our By-laws require that the Company be given advance written notice of shareholder nominations for election to the Board of Directors. Such notice must contain the information required by our By-laws with respect to the nominee and the shareholder and must be timely. To be timely for purposes of an annual meeting, such notice must be received at least 90 but not more than 120 days before the first anniversary of the prior year’s annual meeting; provided, however, if the annual meeting is to be held more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of such meeting is first made. Based on the January 28, 2026, date for our upcoming 2026 Annual Meeting, shareholder nominations must be received no earlier than September 30, 2026, and no later than October 30, 2026, to be considered timely for our 2027 Annual Meeting of Shareholders, assuming such meeting will be held no more than 30 days before and no more than 60 days after January 28, 2027. The chair of an annual meeting of shareholders may refuse to acknowledge the nomination of any person not made in compliance with our By-laws. Shareholders should send all director nominations for the 2027 Annual Meeting of Shareholders via registered, certified or express mail to the Corporate Secretary of Valvoline Inc. at 100 Valvoline Way, Suite 100, Lexington, KY 40509.
PROXY STATEMENT	17

A copy of our By-laws has been filed with the SEC and is available on the SEC’s website, http://www.sec.gov, and the Company’s website, http://investors.valvoline.com/governance, or may be obtained by written request to the Corporate Secretary of Valvoline Inc. at 100 Valvoline Way, Suite 100, Lexington, KY 40509.
18	PROXY STATEMENT

Executive Compensation
Quick Reference Guide
19	Introduction
20	Executive Summary
20	Fiscal 2025 Highlights
20	Changes to the Fiscal 2025 Compensation Program
21	Compensation Philosophy
22	Pay for Performance
23	What We Do vs. What We Don’t Do
24	Elements of Valvoline’s Executive Compensation Program
24	How We Make Pay Decisions
24	Role of Consultant
25	Peer Group
26	Benchmarking / Survey Data
26	Internal Pay Equity
26	“Say on Pay”
27	Compensation Decisions for Fiscal 2025
27	Base Salary
27	Annual Incentive
28	Long-term Incentive
32	Other Benefits and Perquisites
32	Health and Welfare Benefits
32	Executive Perquisites
32	Post-termination
32	Retirement Benefits
33	Severance Benefits
34	Change in Control Benefits
36	Governance Policies and Practices
36	Equity Grant Practices
36	Clawback Policy
36	Stock Ownership Guidelines
37	Insider Trading Policy
37	Anti-Hedging / Anti-Pledging Policy
37	Annual Risk Assessment
38	Compensation Decisions for Fiscal 2026
38	Deductibility of Compensation
39	Report of the Compensation Committee
Introduction
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy, policies and practices. This section also details the compensation paid to those individuals who served as our principal executive officer (“CEO” or “PEO”) and principal financial officer (“CFO” or “PFO”) during fiscal 2025, as well as the three next most highly compensated executive officers as of September 30, 2025. The individuals listed below are collectively referred to as Valvoline’s “Named Executive Officers” or “NEOs”:
Lori A. Flees
President and Chief Executive Officer
J. Kevin Willis
Chief Financial Officer*
Mary E. Meixelsperger
Senior Vice President
Former Chief Financial Officer*
Linne R. Fulcher
Senior Vice President and Chief Operating Officer
Julie M. O’Daniel
Senior Vice President, Chief Legal Officer and Corporate Secretary
Jonathan L. Caldwell
Senior Vice President and Chief People Officer
*
Mr. Willis became CFO, effective May 19, 2025, succeeding Ms. Meixelsperger in the role. Ms. Meixelsperger continues to serve as a Senior Vice President of the Company.

PROXY STATEMENT	19

Executive Summary
Fiscal 2025 Highlights
In fiscal 2025, Valvoline continued to execute against our strategic priorities to (i) drive the full potential of our core business, (ii) deliver sustainable network growth, and (iii) innovate to meet the evolving needs of customers and the car parc.
In fiscal 2025, we made very good progress to drive the full potential of our core business where we saw strong system-wide same stores sales (“SSS”) growth of 6.1% with healthy contributions from transactions and average ticket. We saw transaction growth across the network, including mature stores. We also saw average ticket growth across the network with contributions from premiumization, net pricing and increased non-oil change revenue service penetration. With respect to network growth, Valvoline added 170 stores system-wide, bringing the total system-wide store count to 2,180. In fiscal 2025, we signed an agreement to acquire Breeze Autocare, operating primarily under the Oil Changers brand, and that transaction closed in early fiscal 2026. Additionally, we are seeing strong franchisee store growth in the markets we refranchised at the end of fiscal 2024 and the beginning of fiscal 2025. Finally, we continue to meet the evolving needs of customers, where we saw fleet growth outpace the growth in our consumer business in fiscal 2025.
Key operating highlights from continuing operations are presented below (refer to the Company’s Annual Report on Form 10-K for fiscal 2025 for additional information):

$1.7 billion	$390 million	$1.67
Net Sales	Operating income from continuing operations	Diluted EPS from continuing operations

$3.5 billion	$60 million	$307 million
System-wide store sales(a)	Returned to shareholders through share repurchases	Cash flows from operations

2,180	19 years	$467 million
System-wide stores(a) with 8.5% annual growth	of consecutive system-wide same-store sales growth(b)	Adjusted EBITDA(c)

(a)
Measures include Valvoline franchisees, which are independent legal entities. Valvoline does not consolidate the results of operations of its franchisees.

(b)
Valvoline determines SSS growth as the year-over-year change in net revenues of U.S. VIOC same stores (company-operated, franchised and the combination of these for system-wide SSS) with same stores defined as those that have been in operation within the system for at least 12 full months.

(c)
Represents a non-GAAP measure. For a reconciliation of non-GAAP measures, refer to Appendix A.

Changes to the Fiscal 2025 Compensation Program
The Compensation Committee annually reviews the components of the Company’s executive compensation program to ensure that it aligns with the compensation philosophy and shareholder interests. The Compensation Committee did not implement any substantive changes to the executive compensation program for fiscal 2025, as the Compensation Committee had made significant changes in the prior fiscal year to reflect Valvoline’s post-sale financial size and to support the Company’s growth objectives as a retail services company following the sale of Valvoline’s Global Products business during fiscal 2023.
20	PROXY STATEMENT

Compensation Philosophy
The Compensation Committee has adopted a Compensation Philosophy, which it reviews annually, that is intended to align our compensation program with the interests of our shareholders and other stakeholders. This philosophy supports our business strategy and financial and talent management objectives to deliver long-term profitable growth.
Objectives
•
Attract, retain and motivate a high-performing employee population.

•
Link a meaningful portion of compensation to sustained long-term performance that will create shareholder value.

•
Provide transparency to key stakeholders.

•
Mitigate risk through sound plan design and decision making.

Supports Profitable Growth and Talent Management (Development)
•
Balance short-term financial goals with long-term shareholder value creation.

•
Regularly evaluate compensation program effectiveness.

•
Ensure participants are not motivated to take excessive risk.

•
Recognize individual and team performance and potential through pay decisions.

Use of Multiple Levers to Deliver Total Compensation
•
Base salary attracts and retains executives by providing a market competitive fixed income.

•
Annual incentive programs focus executives on short-term financial performance.

•
Long-term equity-based incentive awards align executives with shareholder interests, link compensation with key business goals and objectives (earnings per share (EPS) and share price growth), retain executives, and build meaningful executive ownership in the Company.

Pay Positioning
•
Benchmark pay levels and practices against the peer group and the competitive market (retail and general industry).

•
Targets the 50th percentile of the competitive range for target total direct compensation and allows company, business unit and/or individual performance to drive actual compensation up or down. Actual total direct compensation may range between the 25th and 75th percentile based on an executive’s role, responsibilities, and experience.

PROXY STATEMENT	21

Pay for Performance
This section describes how Valvoline’s short-term and long-term performance is linked to our Named Executive Officers’ fiscal 2025 compensation.
How do we link performance and pay?
•
A substantial portion of our NEOs’ pay is tied to short-term and long-term incentives.

•
The performance metrics balance key short-term financial goals with long-term shareholder value creation.

•
For fiscal 2025, the performance metrics for the Valvoline Incentive Plan (“VIP”), our annual incentive plan, were based 50% on Net Sales and 50% on adjusted EBIT.

•
Performance-based long-term incentive awards in the form of performance stock units (“PSUs”) made during fiscal 2025 were based on Valvoline adjusted EPS performance targets that reflect strong year-over-year earnings growth during the three-year performance period.

How did we perform?
Fiscal 2025 Valvoline Incentive Plan
•
Net Sales of $1.71 billion (98.4% of target) and adjusted EBIT of $349.3 million (98.7% of target), each as adjusted under the plan, resulting in an overall payout of 85.8% of the target incentive award.

Fiscal 2023-2025 Performance Stock Units
•
Adjusted Net Income of $229.2 million (92.2% of target resulting in a 35.9% payout) for fiscal 2025, adjusted Net Income of $214.6 million (103.1% of target resulting in a 130.6% payout) for fiscal 2024, adjusted Net Income of $182.3 million (103.7% of target resulting in a 137.3% payout) for fiscal 2023, and adjusted Net Income of $626.0 million (99.0% of target resulting in an 89.7% payout) over the three-year performance period, each as adjusted under the plan, resulting in an overall payout of 98.4% of the target PSU award.

•
Valvoline’s relative TSR of 41.6% over the three-year performance period, representing the 58th percentile of the TSR performance of the S&P MidCap 400 Index, was at target performance, resulting in no adjustment of the PSU payout.

To reinforce our pay-for-performance philosophy, the total compensation program for our Named Executive Officers is highly incentive-based and therefore fluctuates based on financial results and stock price performance. This approach motivates executives to consider the impact of their decisions on both the short-term and long-term performance of the Company and shareholder value creation, while taking appropriate types and amounts of risk.
22	PROXY STATEMENT

For fiscal 2025, approximately eighty-one percent (81%) of the CEO’s target compensation and approximately sixty-seven percent (67%) of the other Named Executive Officers’ target compensation, on average, was at-risk.
Pay Mix of CEO and Other NEOs
CEO Pay Mix	All Other NEOs Pay Mix

What We Do vs. What We Don’t Do
What We Do	What We Don’t Do

Emphasize pay-for-performance

Utilize a balance of cash-based short-term and equity- based long-term incentive compensation

Engage in rigorous goal-setting process for all incentive metrics

Apply meaningful stock ownership guidelines

Subject all equity awards to double-trigger change in control vesting provisions

Maintain a strong clawback policy

Use a representative and relevant peer group

Use an independent compensation consultant

Provide Board oversight of incentive compensation risk

Conduct annual talent reviews, including CEO and senior leadership succession planning

No tax gross ups on change in control payments

No single-trigger change in control payments

No hedging, pledging or short sales of Company stock

No excessive perquisites

No repricing of equity awards

No share recycling

No employment agreements

No dividends or dividend equivalents on unearned PSUs

PROXY STATEMENT	23

Elements of Valvoline’s Executive Compensation Program
Valvoline’s executive compensation program for fiscal 2025 consisted of the following elements for our Named Executive Officers:
	Element of Compensation	Purpose
Annual Cash Compensation	Base Salary	To provide market competitive compensation representative of individual experience, performance and level of responsibility.	Fixed
Annual Incentive Compensation
To provide performance-based annual cash incentive award based on a combination of Net Sales (50%) and adjusted EBIT (50%) to motivate and reward key employees for achieving our short-term business objectives.
Variable
Long-Term Incentive	Stock Appreciation Rights	To align participants’ interests with shareholders. Value only realized if Valvoline common stock price increases.
	Time-Vested Restricted Stock Units	To enhance the program’s ability to retain key talent and drive long-term behavior.
Performance Stock Units
To provide performance-based equity compensation based on Valvoline’s adjusted EPS growth with a relative TSR modifier in the form of performance stock units to drive Valvoline’s long-term performance.

Benefits and Perquisites	Retirement Benefits	To provide tax-efficient means for building savings for retirement over the term of employment. Includes a 401(k) plan with matching company contributions.	Fixed
	Health and Welfare Benefits	To provide access to health care for employees and their families, as well as financial security to the families of employees who may become ill, disabled or die during active employment.
	Executive Perquisites – Financial Planning and Executive Physical Exams	To address the complex tax and financial situations and prioritize the health of our senior executives.
	Severance Pay Plan	To provide for protection of compensation in the event of a covered termination and secure restrictive covenants to protect the Company’s interests.
Change in Control Severance Pay Plan
To attract and retain highly skilled management talent, provide protection of compensation, which allows executives to remain objective and act in the best interests of shareholders without regard for their future employment status in the event of a change in control and covered termination, and secure restrictive covenants to protect the Company’s interests.

How We Make Pay Decisions
Role of Consultant
The Compensation Committee directly engages Deloitte Tax LLP (“Deloitte” or the “independent compensation consultant”) to serve as its outside advisor on executive compensation matters. Deloitte’s role includes, but is not limited to, assessment of the following items:
•
The competitiveness of total compensation provided to Valvoline’s key executives;

•
Executive and director stock ownership guidelines;

•
Change in control and severance plan design for key executives;

•
Incentive compensation program design and risk;

•
Composition of the peer group and well-respected external surveys used to benchmark executive compensation;

•
The degree of difficulty of the performance targets under incentive compensation plans;

•
Compensation-related disclosures, including this CD&A, CEO pay ratio, potential payments upon termination of employment or change in control, and pay vs. performance disclosures;

•
The competitiveness of Valvoline’s non-employee director compensation program;

•
The impact of new regulations on Valvoline’s executive compensation programs; and

24	PROXY STATEMENT

•
The alignment of actual pay and performance.

In addition to the compensation services provided by Deloitte to the Compensation Committee, Deloitte affiliates provided certain services at the request of management consisting of (i) tax accounting and compliance; (ii) tax planning assistance; (iii) an annual review of the Company’s self-insurance reserves; and (iv) acquisition-related tax due diligence. The total fees of compensation- related services and other services are shown in the table below.
Fees Paid to Consultant
	FY25%
Executive Compensation Fees	$532,135	65%
All Other Fees	$286,322	35%
Total	$818,457	100%
At its meeting in November 2025, the Compensation Committee determined that, given the nature and scope of these projects, these additional services did not raise a conflict of interest and did not impair Deloitte’s ability to provide independent advice to the Compensation Committee concerning executive compensation matters.
In making this determination, the Compensation Committee considered, among other things, the following factors:
•
The types of non-compensation services provided by Deloitte;

•
The amount of fees for such non-compensation services, noting in particular that such fees are negligible when considered in the context of Deloitte’s total revenues for the period;

•
Deloitte’s policies and procedures concerning conflicts of interest as set forth in Deloitte’s Code of Ethics and Professional Conduct;

•
Deloitte representatives who advise the Compensation Committee do not provide any non-compensation related services to Valvoline;

•
There are no other business or personal relationships between Valvoline management or members of the Compensation Committee and the Deloitte representatives who provide compensation services to the Compensation Committee; and

•
Neither Deloitte nor any of the Deloitte representatives who provide compensation services to the Compensation Committee, including their immediate family members, own any Valvoline Common Stock or other securities of Valvoline.

Peer Group
As detailed in our compensation philosophy, we benchmark pay levels and practices against a peer group for the purposes of evaluating the compensation of our Named Executive Officers. Annually, the Compensation Committee utilizes the services of Deloitte to prepare a peer group analysis and make recommendations on the companies to be included in the peer group. The companies proposed for inclusion in the peer group operate in the retail or consumer staples industries and were generally between one-third to three time’s Valvoline’s revenue and market capitalization and shared one or more of the following characteristics with Valvoline: operate storefronts, offer retail/specialized consumer services, rely on repeat customers, or use a franchise/license model.
PROXY STATEMENT	25

The fiscal 2025 peer group was reviewed and approved by the Compensation Committee, with assistance from management, at its meeting in July 2024, and is composed of the following companies:
Fiscal 2025 Peer Group(1)
Driven Brands Holdings, Inc.	Floor & Decor Holdings, Inc.	H&R Block, Inc.
Haverty Furniture	Jack in the Box Inc.	Leslie’s, Inc.
Mister Car Wash, Inc.	Monro, Inc.	National Vision Holdings, Inc.
The Container Store Group	The Wendy’s Company	Warby Parker Inc.
Wingstop Inc.

(1)
LL Flooring and The Container Store Group were removed from the fiscal 2025 peer group in October 2024 and January 2025, respectively, following bankruptcy filings and subsequent transactions in which they were taken private.

Benchmarking / Survey Data
Over the course of the year, our Compensation Committee analyzes the total compensation of our executive officers. To facilitate this analysis, management works with the independent compensation consultant to provide the Compensation Committee with data that includes base salaries and annual and long-term incentive opportunities. The independent compensation consultant also provides information on performance metrics, long-term incentive vehicles and weightings of those vehicles, post-employment benefits, such as severance and retirement vesting provisions, and compensation trends, as necessary. This data reflects recent publicly available information for our peer group and market survey data discussed further below. We believe that it provides the Compensation Committee with a sufficient basis to analyze both the level and design of the total compensation provided to our executive officers. As stated in our compensation philosophy, we target the 50th percentile of the competitive range for target total direct compensation (actual total direct compensation may range between the 25th and 75th percentile based on an executive’s role, responsibilities, and experience), with a significant portion of compensation “at-risk”. Therefore, actual compensation levels are highly dependent on company and/or individual performance.
To evaluate the competitiveness of our compensation levels, we benchmark our executive officers against published retail survey data, looking at companies with similar revenues. We also utilize data from public filings as a supplementary source.
Internal Pay Equity
In addition to being competitive with the external market, we believe that our executive compensation program should be internally consistent and equitable. In its review of total compensation, our Compensation Committee considers the relationship between our CEO’s total compensation and that of our other Named Executive Officers, as well as the consistency and pay equity among those Named Executive Officers. For fiscal 2025, the Compensation Committee concluded that our CEO’s compensation was reasonable compared to that of our other Named Executive Officers, and the fiscal 2025 compensation of each of our non-CEO Named Executive Officers was internally consistent and equitable considering their respective roles, responsibilities, experience, and reporting relationships.
“Say on Pay”
At our 2025 Annual Meeting, Valvoline shareholders approved the Say on Pay proposal with approximately 92% of votes cast in favor of the proposal. Annually, the Compensation Committee considers the most recent Say on Pay voting results when evaluating the Company’s executive compensation program. The Compensation Committee believes that the significant level of shareholder support the Company continues to receive on Say on Pay is a positive endorsement of our executive compensation program. Accordingly, the Compensation Committee has made minimal changes to the executive compensation program for fiscal 2026 including modifications to the peer group and replacing the adjusted EBIT performance metric with adjusted EBITDA in the annual incentive plan.
We value the feedback provided by our shareholders regarding Valvoline’s executive compensation programs and, from time to time, management and the Chair of our Compensation Committee, if requested, meet with shareholders to receive input on Valvoline’s executive compensation program. We will consider this feedback and any other shareholder feedback pertaining to these programs in future decision making and program design.
26	PROXY STATEMENT

Compensation Decisions for Fiscal 2025
Base Salary
Valvoline utilizes compensation increase guidelines based on an individual’s performance and his or her position relative to the competitive market median to formulate recommendations. All employees, including the Named Executive Officers, are generally subject to the same salary increase guidelines. The independent compensation consultant prepares a competitive assessment of the Named Executive Officers’ compensation for the Compensation Committee on an annual basis. At its meeting in November 2024, the Compensation Committee approved annual base salary increases for each Named Executive Officer, other than Mr. Willis, as reflected in the table below, to align their base salary with the competitive market. The Compensation Committee approved an annual base salary of $650,000 for Mr. Willis in connection with his appointment as CFO, effective May 19, 2025.
Fiscal 2025 Base Salary
Executive	FY24 Base Salary	Increase	FY25 Base Salary
Lori A. Flees	$900,000	$30,000	$930,000
J. Kevin Willis	—	—	$650,000
Mary E. Meixelsperger	$632,600	$17,400	$650,000
Linne R. Fulcher	$500,000	$15,000	$515,000
Julie M. O’Daniel	$459,200	$13,800	$473,000
Jonathan L. Caldwell	$373,800	$16,200	$390,000
Annual Incentive
Under the Valvoline Incentive Plan, target annual incentive opportunities for our Named Executive Officers are expressed as a percentage of the NEO’s eligible base salary. For fiscal 2025, the target opportunities remained the same for each Named Executive Officer, other than Ms. Flees and Mr. Caldwell. The Compensation Committee approved an increase to the target annual incentive opportunity of 5% for Ms. Flees and 10% for Mr. Caldwell to align with the competitive market. The increases in target annual incentive opportunity for Ms. Flees and Mr. Caldwell became effective for eligible base salary paid after January 1, 2025. For Mr. Willis, the Compensation Committee approved a target annual incentive opportunity of 75% of his eligible base salary in connection with his appointment as CFO. For fiscal 2025, Mr. Willis is eligible for a pro rata annual incentive opportunity based on his eligible base salary from his date of hire through the end of fiscal 2025.
Changes in Target Annual Incentive Opportunity
Executive	FY24 Target Opportunity (% of Salary)	Increase	FY25 Target Opportunity (% of Salary)
Lori A. Flees	100%	5%	105%
J. Kevin Willis	—	—	75%
Mary E. Meixelsperger	75%	—	75%
Linne R. Fulcher	60%	—	60%
Julie M. O’Daniel	60%	—	60%
Jonathan L. Caldwell	50%	10%	60%
At its meeting in November 2024, the Compensation Committee approved the Valvoline Incentive Plan for fiscal 2025 using two performance metrics: Net Sales (50%) and adjusted EBIT (50%) of the Company’s continuing operations. The Compensation Committee believes these metrics are closely aligned to the financial and strategic goals of a pure retail services business. Net Sales is a key indicator of Valvoline’s overall growth and adjusted EBIT is a key indicator of Valvoline’s profitability. The performance metrics may be adjusted by the Compensation Committee for unplanned or one-time items.
PROXY STATEMENT	27

Performance Against Fiscal 2025 Metric
At its meeting in November 2025, the Compensation Committee certified the Company’s fiscal 2025 performance and approved payouts under the Valvoline Incentive Plan, as set forth below.
Metrics (in millions)	Threshold(1)	Target	Maximum(1)	Actual Achievement	Performance as a % of Target
Net Sales	$1607.5	$1,737.8	$1,911.6	$1,710.3	98.4%
Adjusted EBIT	$327.2	$353.7	$389.1	$349.3	98.7%
Total Payout as a % of Target	85.8%

(1)
Threshold performance for the Valvoline Incentive Plan metric results in a payout of 25% of the target opportunity and maximum performance results in a payout of 200% of the target opportunity.

Actual annual incentive awards for the Named Executive Officers for fiscal 2025 are calculated as follows:
Payouts Under Fiscal 2025 Valvoline Incentive Plan
Executive	FY25 Eligible Earnings	FY25 Target Opportunity(1) (% of Eligible Earnings)	Target Annual Cash Incentive Opportunity	Actual as a % of Target Payout	Amount Earned for FY25
Lori A. Flees	$923,178	105%	$969,337	85.8%	$823,391
J. Kevin Willis	$240,411	75%	$180,308	85.8%	$154,795
Mary E. Meixelsperger	$482,208	75%	$361,656	85.8%	$310,482
Linne R. Fulcher	$511,589	60%	$306,953	85.8%	$263,520
Julie M. O’Daniel	$469,862	60%	$281,917	85.8%	$242,026
Jonathan L. Caldwell	$386,316	60%	$231,790	85.8%	$191,695

(1)
Effective January 1, 2025, Ms. Flees’ target annual incentive opportunity was increased from 100% to 105% and Mr. Caldwell’s target annual incentive opportunity was increased from 50% to 60%.

Long-term Incentive
Target long-term incentive opportunities for the Named Executive Officers are shown below. At its meeting in November 2024, the Compensation Committee approved a $500,000 increase in Ms. Flees’ target long-term incentive compensation opportunity to align her long-term incentive compensation opportunity with the competitive market. For Mr. Willis, the Compensation Committee approved a one-time new hire long-term incentive award with a grant date value of $1,600,000, effective June 2, 2025. Beginning with the Company’s annual grant of long-term incentive awards for fiscal 2026, Mr. Willis’ target long-term incentive compensation opportunity shall be no less than $950,000.
Changes in Target Long-term Incentive Opportunity
Executive	FY24 Target Opportunity	Change	FY25 Target Opportunity
Lori A. Flees	$2,500,000	$500,000	$3,000,000
J. Kevin Willis	—	—	—
Mary E. Meixelsperger	$875,000	—	$875,000
Linne R. Fulcher	$500,000	—	$500,000
Julie M. O’Daniel	$425,000	—	$425,000
Jonathan L. Caldwell	$325,000	—	$325,000
28	PROXY STATEMENT

Consistent with prior years, the equity mix in fiscal 2025 for our long-term incentive program for the Named Executive Officers consisted of 25% stock appreciation rights (“SARs”), 25% restricted stock units (“RSUs”), and 50% performance stock units (“PSUs”). The Compensation Committee chose these vehicles and weightings to (a) align executive pay with shareholder value creation, (b) provide PSUs that directly link executive pay with the Company’s long-term goals, and (c) facilitate stock ownership and retention. Pursuant to the terms of the award agreements, each recipient is subject to non-compete and non-solicitation covenants during employment and for 18-months following termination.
Equity Mix for Fiscal 2025
SARs 25%	• 3-year vesting (50% on 1st anniversary and 25% on 2nd and 3rd anniversaries of grant date) • 10-year term • Exercise price equal to closing price of Valvoline Common Stock on grant date
RSUs (Time-Vested) 25%	• 3-year vesting (33-1/3% per year) • Settled in shares of Valvoline Common Stock
PSUs (Performance-Based) 50%
•
Vests at the end of the 3-year performance period based on goal achievement

•
100% of award based on adjusted EPS

•
Can be modified 25% up or down based on relative total shareholder return against the S&P Midcap 400 Index

FY2023-2025 PSUs
In November 2022, the Compensation Committee awarded PSUs to each of the Named Executive Officers. The PSUs were granted pursuant to the 2016 Valvoline Inc. Incentive Plan (the “2016 Incentive Plan”) and are designed to be settled in shares of Valvoline Common Stock at the end of the performance period, based on the achievement of the adjusted net income performance metric with a relative TSR modifier. The performance metrics are described below:
PROXY STATEMENT	29

Performance Against FY2023-2025 PSU Metrics
Targets					TSR Modifier
Payout	FY23 (25%) Adjusted Net Income (in millions)	FY24 (25%) Adjusted Net Income (in millions)(1)	FY25 (25%) Adjusted Net Income (in millions)	FY23-25 (25%) Adjusted Net Income (in millions)	Relative TSR Performance	Adjustment
25%	$158.2	$187.4	$223.8	$569.4	≤25th %ile	-25%
50%	$167.0	$197.8	$236.2	$601.0	26th – 74th%ile	0%
100%	$175.8	$208.2	$248.6	$632.6
150%	$184.5	$218.6	$261.0	$664.1
200%	$193.3	$229.0	$273.5	$695.8	≥75th %ile	+25%
Actual Achievement	$182.3	$214.6	$229.2	$626.0	TSR: 41.6%
Payout	137.3%	130.6%	35.9%	89.7%	58th %ile of S&P MidCap 400
Total Payout	98.4%				No Adjustment

(1)
The Compensation Committee approved adjustments of $4.3 million to adjusted Net Income in consideration of two refranchising transactions that closed in the fourth quarter of fiscal 2024 and a one-time strategic initiatives project.

At its meeting in November 2025, the Compensation Committee certified the performance results, set forth above, and approved a PSU payout for each of the applicable Named Executive Officers at 98.4% of the target PSU award with no adjustment based on the Company’s relative TSR performance as measured against the TSR of the S&P MidCap 400 Index over the three-year performance period. The earned PSUs were paid to the NEOs in shares of Valvoline Common Stock on November 11, 2025, as follows:
Payouts for FY2023-2025 PSUs
Executive	Target Opportunity (PSUs)	Payout Percentage	Total PSUs Earned
Lori A. Flees	13,912	98.4%	13,690
J. Kevin Willis	—	—	—
Mary E. Meixelsperger	11,477	98.4%	11,294
Linne R. Fulcher	2,087	98.4%	2,054
Julie M. O’Daniel	5,565	98.4%	5,476
Jonathan L. Caldwell	3,130	98.4%	3,080
30	PROXY STATEMENT

Design of FY2025-2027 PSUs
In November 2024, consistent with our regular annual grant cycle, the Compensation Committee awarded PSUs to the Named Executive Officers for the fiscal 2025-2027 performance period. These awards were granted pursuant to the 2016 Incentive Plan and to the extent earned will be settled in shares of Valvoline Common Stock at the end of the performance period. The awards are based solely on adjusted EPS growth with a relative TSR modifier, as described below:
	Design	Rationale
Adjusted EPS 100% of PSU award
•
25% for each fiscal year during the performance period (75% total).

•
25% for the cumulative fiscal 2025-2027 performance period.

•
One absolute adjusted EPS growth goal set at the beginning of the three-year performance period for year one with pre-determined growth rate percentages applied for years two and three measured against prior year actual adjusted EPS.

•
All awards vest at the end of the three- year performance period, subject to a participant’s continuous employment through September 30, 2027.

•
Actual payouts can range from 0% to 200% of target based on performance versus pre-established goals.

•
Requiring annual and cumulative goals ensures that adjusted EPS growth is measured both annually and cumulatively over the three-year period, rewarding sustained performance.

•
Measuring performance on an annual basis and locking-in the earned shares for each period improves participants’ understanding of the plan and the progress being made towards achieving the pre-established adjusted EPS growth goals.

Relative TSR +/- 25% Modifier	• Measured against S&P MidCap 400 Index from October 1, 2024 to September 30, 2027 • Applies to entire award • Maximum payout is 250% of target		• While focus is on financial and operational goals, relative TSR is still important to ensure alignment with shareholders over the entire performance period.
	Relative TSR Performance	Adjustment
	≤25th %ile	-25%
	26th – 74th %ile	No Impact
	≥75th %ile	+25%
PROXY STATEMENT	31

Other Benefits and Perquisites
Health and Welfare Benefits
The health of all employees is important to Valvoline, as is the need to provide for financial security to the families of employees who may become ill, disabled or die during active employment. Valvoline provides a wide variety of health and welfare benefit plans to a majority of its active U.S. workforce, including the Named Executive Officers. These plans include medical, dental, vision, life, accidental death and dismemberment, disability and business travel and accident coverage. These benefits are targeted at market competitive levels. Valvoline’s Named Executive Officers are eligible and participate in the same plans and coverage as other employees.
Executive Perquisites
Valvoline provides financial planning services (including tax preparation) for the Named Executive Officers. In addition, Valvoline provides an executive physical program and exams for certain members of senior management, including each of the Named Executive Officers.
Post-termination
Retirement Benefits
Valvoline offers a combination of tax-qualified and non-qualified retirement plans designed to assist executives in building savings for retirement over the term of their employment.
401(k) Plan
•
Tax-qualified defined contribution plan with company matching contributions generally available to all employees and an additional company basic retirement contribution generally available to all non-hourly employees

Valvoline Non-Qualified Defined Contribution Plan
•
Unfunded, non-qualified defined contribution plan

•
Provides a contribution equivalent to Valvoline’s match and supplemental company contributions on annual incentive compensation paid and eligible earnings in excess of limits established under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”) not permitted in the tax- qualified 401(k) plan

Ashland Hercules Pension Plan & Ashland Hercules Pension Plan II	• Tax-qualified defined benefit plans • Closed to new participants in January 2011 • Benefit accruals frozen September 30, 2016
32	PROXY STATEMENT

Severance Benefits
Each of our Named Executive Officers are covered by the Valvoline Severance Pay Plan (the “Severance Plan”), which provides benefits in the event of a covered termination from employment absent a change in control.
Conditions for Severance Benefits
Covered Terminations	Post-employment Covenants

•
Permanent closing of a location or plant;

•
Job elimination;

•
Resignation for “good reason” (defined as a reduction of 15% or more of the sum of base salary and target annual bonus opportunity or relocation of principal place of business by more than 50 miles); or

•
Any circumstances in which active employment is terminated at the Company’s initiative for reasons not excluded under the Severance Plan

•
Agree to a general release of liability;

•
Refrain from competitive activity;

•
Not disclose confidential information; and

•
Refrain from soliciting customers or employees of Valvoline or otherwise interfere with Valvoline’s business for a stated period of time following termination

In the event of a covered termination, our Named Executive Officers are eligible for the severance benefits set forth in the table below.
Severance Benefits
Executive	Cash Severance	Annual Bonus	Outplacement Services	Health Benefit Continuation	Equity Vesting
Lori A. Flees	104 weeks of base pay	Pro-rata based on employment during fiscal year and actual performance	104 weeks of outplacement services	104 weeks of continued coverage	Not Retirement Eligible All outstanding unvested equity awards forfeited Retirement Eligible Pro-rata vesting of outstanding equity awards
J. Kevin Willis	78 weeks of base pay		78 weeks of outplacement services	78 weeks of continued coverage
Mary E. Meixelsperger
Linne R. Fulcher
Julie M. O’Daniel
Jonathan L. Caldwell
PROXY STATEMENT	33

Change in Control Benefits
Each of our Named Executive Officers are participants in the Valvoline Change in Control Severance Plan (the “Change in Control Plan” or “CIC Plan”). The terms of the Change in Control Plan are summarized in the table below.
Summary of Change in Control Plan
	CEO	All Other NEOs
Protection Period	• Two years following change in control, or • Six months immediately preceding change in control	• Two years following change in control for cash severance payments; or • Six months immediately preceding change in control
Benefits (only paid upon a change in control and qualifying termination)
•
Payment of three times the sum of highest annual base salary and highest target annual incentive compensation in respect of the three fiscal years preceding the fiscal year in which the termination occurs;

•
Continued participation in medical, dental and group life plans through December 31 of the third calendar year following the calendar year of termination;

•
Full payment of any PSUs outstanding as of termination date, assuming target performance (less any amounts already paid because of the change in control);

•
Payment of all prior existing incentive compensation not already paid and a pro-rata payment of the target annual incentive for the fiscal year in which termination occurs;

•
Outplacement services for three years after termination;

•
Financial planning services for one year after termination;

•
Payment of all unused, earned and accrued paid-time; and

•
Vesting of all outstanding RSUs and SARs

•
Payment of two times the sum of annual base salary and target annual incentive compensation;

•
Continued participation in group health plans for two years following termination;

•
Payment of all prior existing incentive compensation not already paid and a pro-rata payment of the target annual incentive for the fiscal year in which termination occurs;

•
Outplacement services for two years after termination;

•
Financial planning services for one year after termination;

•
Payment of all unused, earned and accrued paid-time off; and

•
Equity awards (RSUs, PSUs and SARs) treated in accordance with the applicable plan and award agreements

Definition of Cause
•
Willful and continued failure to substantially perform duties after a written demand for such performance (except in the case of disability);

•
Willfull engaging in gross misconduct materially and demonstrably injurious to Valvoline after a written request to cease such misconduct; or

•
Conviction or entering of a plea of nolo contendere for a felony involving moral turpitude

•
To be terminated for cause, the Board must pass a resolution by three quarters vote finding that the termination is for cause

•
Willful and continued failure to substantially perform duties (except in the case of disability);

•
Willfull engaging in gross misconduct materially injurious to Valvoline; or

•
Conviction of or entering of a plea of nolo contendere for a felony

34	PROXY STATEMENT

	CEO	All Other NEOs
Definition of Change in Control
•
The consolidation or merger of Valvoline into an unrelated entity in which the former Valvoline shareholders own less than 50% of the outstanding shares of the new entity, except for a merger under which the shareholders before the merger have substantially the same proportionate ownership of shares in the entity immediately after the merger;

•
The sale, lease, exchange or other transfer of 80% or more of Valvoline’s assets;

•
A shareholder approved liquidation or dissolution;

•
The acquisition of 20% or more of the outstanding shares of Valvoline by an unrelated person without approval of the Board; or

•
Changes to the Board during two consecutive years that result in a majority of the Board changing from its membership at the start of such two consecutive year period, unless two-thirds of the remaining directors at the start of such two consecutive year period voted to approve such changes

Definition of Good Reason
•
Significant diminution of positions, duties, responsibilities or status, or a diminution in titles or offices;

•
Reduction to base salary of 15% or more;

•
Relocation exceeding 50 miles;

•
Failure to continue incentive plans, whether cash or equity, or any other plan or arrangement to receive Valvoline securities; or

•
Breach of any material provision of the Change in Control Plan or a failure by Valvoline to obtain the assumption of the Change in Control Plan by any successor

•
Significant diminution of positions, duties, responsibilities or status;

•
Reduction of 15% or more of the sum of (i) annual base salary plus (ii) target annual bonus;

•
Relocation exceeding 50 miles; or

•
Failure to continue incentive plans, whether cash or equity, or any other plan or arrangement to receive Valvoline securities

Definition of Qualifying Termination
•
Termination (i) during the two-year period after a change in control, for any reason other than death or disability, by Valvoline for cause, or by the NEO other than for Good Reason, or (ii) during the six-month period before a change in control under circumstances that would otherwise result in severance payments under the Severance Plan

Tax gross-ups	• None, benefits scaled back using a “best-after-tax” approach
Post-employment Covenants	• Non-compete, non-solicit of customers, non-solicit of employees, and non-interference for 36 months and non-disclosure of confidential information indefinitely	• Non-compete, non-solicit of customers, non-solicit of employees, and non-interference for 24 months and non-disclosure of confidential information indefinitely
PROXY STATEMENT	35

Governance Policies and Practices
Equity Grant Practices
The Compensation Committee grants long-term incentive awards (RSUs, PSUs and SARs) to executive officers and other employees pursuant to the 2016 Incentive Plan according to the following timeline: (i) annual long-term incentive awards are granted effective as of the date the Compensation Committee approved the award, which occurs annually in November; and (ii) new-hire, retention, recognition or promotion long-term incentive awards are granted effective as of the first trading day of the month immediately following the date on which the Compensation Committee approved the award. The Compensation Committee does not time the grant of SARs or other long-term incentive awards in anticipation of the release of material non-public information, nor does the Company time the release of material non-public information on the basis of SAR or other long-term incentive award grant dates. If the Company is in possession of material non-public information on the date of award approval, the Compensation Committee may establish an effective date for SARs and other long-term incentive awards after the date of the planned release of material non-public information.
Clawback Policy
Valvoline has adopted an Executive Compensation Recovery Policy (“Clawback Policy”) for executive officers, which covers each of the Named Executive Officers. This Clawback Policy further strengthens the risk mitigation of our incentive programs by defining the economic consequences that misconduct has on our executive officers’ incentive- based compensation. In the event of an accounting restatement of Valvoline’s financial statements due to Valvoline’s material noncompliance with any financial reporting requirement under U.S. securities laws, Valvoline shall seek to promptly recover from any covered executive officer, including each of the Named Executive Officers, the amount of incentive-based compensation received by such executive officer in excess of the amount of incentive-based compensation that would have been received by such executive officer if the calculation was determined based on the accounting restatement. Incentive-based compensation received by a covered executive during the three completed fiscal years immediately preceding the restatement date (as defined in the Clawback Policy) is subject to potential clawback.
Stock Ownership Guidelines
Valvoline maintains stock ownership guidelines that align the interests of Valvoline’s executive officers, including each of the Named Executive Officers, and non-employee directors with those of its shareholders, by requiring each of the executive officers and non-employee directors to maintain a minimum ownership stake in the Company. Each Covered Individual (defined as non-employee members of the Board and all U.S. employees designated as Section 16 Officers and/or in positions at the Senior Vice President level and above under the guidelines) will have five years from the later of (i) the effective date of the guidelines or (ii) the date such individual is hired or promoted into a covered role before they will be required to meet the stock ownership requirements under the guidelines. In the event that a Covered Individual is promoted to a new role within the organization and, as a result of such promotion, is subject to a higher guideline, the impacted individual shall have an additional three years from the date of promotion to achieve the new stock ownership guideline. Mses. Meixelsperger and O’Daniel and Mr. Caldwell had each met their stock ownership guideline as of September 30, 2025. Ms. Flees and Mr. Fulcher have until October 1, 2028 and Mr. Willis has until May 19, 2030 to meet their stock ownership guideline.
Stock Ownership Guidelines
Role	Multiple of Salary or Annual Retainer
Chief Executive Officer	5x
Chief Financial Officer	3x
Other Executive Officers	2x
Non-Employee Directors	5x
Covered Individuals are required to retain 50% of the net after-tax share proceeds from any vesting or exercise activity to the extent they have not met their applicable stock ownership guideline. Once met, the stock ownership guideline will convert to a share equivalent in order to mitigate the impact of future share price fluctuations.
36	PROXY STATEMENT

The following types of equity will count towards the ownership guidelines:
•
Unvested restricted stock and/or restricted stock units;

•
Shares awarded to or purchased by a Covered Individual pursuant to a Company employee benefit plan;

•
Shares owned by an immediate family member who shares the same household as the Covered Individual;

•
Shares held in the dividend reinvestment plan;

•
Phantom shares (e.g., Deferral Plan Units); and

•
Shares of Valvoline Common Stock held by Covered Individuals.

Insider Trading Policy
Valvoline has adopted insider trading policies and procedures that are applicable to our directors, executive officers and employees, which are designed to promote compliance with applicable securities laws and regulations, including prohibitions against insider trading. Valvoline’s Securities Law and Insider Trading Policy (“Insider Trading Policy”) prohibits any director, executive officer or employee from trading in securities of Valvoline or other companies while in possession of material non-public information related to such companies. Valvoline’s Insider Trading Policy also prohibits directors, executive officers and employees from disclosing material non-public information of Valvoline, or any other public company, to others. Valvoline’s Insider Trading Policy imposes four quarterly blackout periods, during which directors, executive officers and other designated employees (“Covered Persons”) are restricted from trading in Valvoline securities, subject to limited exceptions. In addition, Valvoline may from time to time designate special blackout periods if there is a significant event or develop that is material and nonpublic. During an open trading window, Covered Persons are permitted to trade provided they are not in possession of material non-public information and obtain pre-clearance from Valvoline’s Chief Legal Officer. The foregoing summary of Valvoline’s Insider Trading Policy does not purport to be complete and is qualified by reference to the full text of Valvoline’s Insider Trading Policy, a copy of which has been filed as Exhibit 19 to Valvoline’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024.
Anti-Hedging / Anti-Pledging Policy
Valvoline’s Insider Trading Policy prohibits any director, executive officer or employee, from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of equity securities of Valvoline: (i) granted to such person by Valvoline as part of the person’s compensation or (ii) held, directly or indirectly, by such person. Valvoline also prohibits all of its directors and officers from directly or indirectly pledging equity securities of Valvoline. Under the policy, the term “pledging” includes the intentional creation of any form of pledge, security interest, deposit, lien or other hypothecation, including the holding of shares in a margin account, that entitles a third party to foreclose against, or otherwise sell, any equity securities, whether with or without notice, consent, default or otherwise. The equity securities attributable to a director or officer for these purposes shall include equity securities attributable to the director or officer under applicable securities laws.
Annual Risk Assessment
Valvoline’s compensation program is designed to motivate and reward employees and executive officers for their performance during the fiscal year and over the long term, while taking appropriate business risks. In January 2025, the Compensation Committee asked Deloitte to conduct a risk assessment of Valvoline’s incentive compensation plans, including the Valvoline Incentive Plan, Long-Term Incentive Program (comprised of SARs, RSUs and PSUs), VIOC Service Center Manager Incentive Plan, VIOC Area Manager Incentive Plan, VIOC Market Manager Incentive Plan, VIOC Director Field Operations Incentive Plan, Business Development Sales Incentive Plan, Fleet (Commercial) Sales Incentive Plan, Franchise Operations Incentive Plan (Canada), and Express Care Sales Incentive Plan, that have the greatest concentration of participants and the largest potential impact on the Company. Based on its review of the independent compensation consultant’s risk assessment, a review of Valvoline’s internal controls and the risk mitigating components of Valvoline’s compensation programs, the Compensation Committee determined that Valvoline’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on Valvoline.
PROXY STATEMENT	37

Compensation Decisions for Fiscal 2026
Annual Incentive Plan
The Compensation Committee approved a change to the performance metrics for the fiscal 2026 Valvoline Incentive Plan. For fiscal 2026, each Named Executive Officer’s annual incentive opportunity will be based on Net Sales (50%) and adjusted EBITDA (50%). The Compensation Committee replaced adjusted EBIT with adjusted EBITDA for fiscal 2026 to reflect the profitability metric most used by management to assess performance of the business.
Long-Term Incentive Plan
The Compensation Committee did not make any changes to the equity mix (RSUs, PSUs and SARs) granted to Named Executive Officers for fiscal 2026. In addition, the PSUs for the fiscal 2026-2028 performance period are consistent with the prior year and based solely on adjusted EPS with a relative TSR modifier.
Peer Group
The Compensation Committee approved a new peer group for fiscal 2026, as recommended by Deloitte, that more closely aligns with Valvoline’s financial size and business characteristics. Deloitte’s recommendation included the removal of four companies (LL Flooring, The Container Store, Haverty Furniture and Warby Parker) and inclusion of five companies (Planet Fitness, Inc., Dutch Bros Inc., Shake Shack Inc., Boot Barn Holdings, Inc. and Five Below, Inc.).
Deductibility of Compensation
Valvoline considers the tax deductibility of compensation awarded to the Named Executive Officers and weighs the benefits of awarding compensation that may be non-deductible against the conditions required by the tax law to obtain tax deductibility. The Compensation Committee believes that in certain circumstances the benefits of awarding nondeductible compensation exceed the benefits of awarding deductible compensation that is subject to limitations imposed by the applicable tax laws.
Valvoline also considers various other tax rules governing compensation for our Named Executive Officers including (but not limited to) tax rules relating to fringe benefits, qualified and non-qualified deferred compensation, and compensation triggered by a change in control.
38	PROXY STATEMENT

Report of the Compensation Committee
The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this Proxy Statement and discussed it with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Valvoline’s Proxy Statement for its 2026 Annual Meeting of Shareholders. This report is provided by the following independent directors who comprise the Compensation Committee:
COMPENSATION COMMITTEE
Gerald W. Evans, Jr., Chair
Jennifer L. Slater
Patrick S. Pacious
The Compensation Committee report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Valvoline specifically incorporates the Compensation Committee report by reference.
PROXY STATEMENT	39

Summary Compensation Table
A summary of each Named Executive Officer’s total compensation for each of the last three fiscal years is included in the following table and footnotes.
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards(1) ($) (e)	Option Awards(2) ($) (f)	Non-Equity Incentive Compensation(3) ($) (g)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(4) ($) (h)	All Other Compensation(5) ($) (i)	Total ($) (j)
Lori A. Flees President and Chief Executive Officer	2025	923,178	—	2,198,255	750,066	823,391	—	149,773	4,844,663
	2024	892,308	—	1,875,693	625,109	750,877	—	131,563	4,275,549
	2023	700,000	—	755,763	249,997	545,738	—	112,111	2,363,609
J. Kevin Willis Chief Financial Officer	2025	240,411	—	1,199,644	400,070	154,795	16,760	17,000	2,028,679
Mary E. Meixelsperger Senior Vice President Former Chief Financial Officer	2025	482,208	—	641,157	218,879	310,482	—	104,710	1,757,435
	2024	627,633	—	656,629	218,885	396,115	—	121,861	2,021,122
	2023	614,150	—	623,472	206,245	478,807	—	123,224	2,045,898
Linne R. Fulcher Senior Vice President and Chief Operating Officer	2025	511,589	—	366,769	125,120	263,520	—	72,498	1,339,497
	2024	494,238	—	375,292	125,141	249,541	—	55,729	1,299,941
Julie M. O’Daniel Senior Vice President, Chief Legal Officer and Corporate Secretary	2025	469,862	—	311,730	106,402	242,026	1,614	77,488	1,209,122
	2024	455,603	—	319,072	106,392	230,034	1,921	75,312	1,188,334
	2023	445,840	—	302,325	99,994	278,072	1,417	74,280	1,201,928
Jonathan L. Caldwell Senior Vice President and Chief People Officer	2025	386,316	—	238,610	81,279	191,695	—	63,641	961,541
	2024	360,661	—	244,368	81,394	151,748	—	63,703	901,874

(1)
The fiscal 2025 amounts in column (e) represent the aggregate grant date fair value of fiscal 2025-2027 PSUs and time-based RSUs computed in accordance with FASB ASC Topic 718. Refer to footnote (5) of the Grants of Plan-Based Awards table for the assumptions made when calculating the grant date fair values of the fiscal 2025-2027 PSUs and time-based RSUs.

The grant date fair value for the fiscal 2025-2027 PSUs for the NEOs receiving such awards would be as follows if maximum performance was achieved for the three-year performance period: Ms. Flees—$3,750,799; Mr. Willis—$2,000,093 Ms. Meixelsperger—$1,093,900; Mr. Fulcher—$625,794; Ms. O’Daniel—$531,578; and Mr. Caldwell—$406,618.
(2)
Amounts reported in column (f) for fiscal 2025 represent the aggregate grant date fair value of SARs computed in accordance with FASB ASC Topic 718. Refer to footnote (5) of the Grants of Plan-Based Awards table for the assumptions made when calculating the grant date fair value of SARs.

(3)
The fiscal 2025 amounts in column (g) represent the amounts earned with respect to fiscal 2025 annual incentive awards.

(4)
Valvoline’s non-qualified deferred compensation arrangements do not provide above-market or preferential earnings; therefore, for fiscal 2025, the amounts in column (h) represent only the one-year change between September 30, 2024 and September 30, 2025 in the present value of accrued benefits under the Company’s qualified defined benefit plan. This plan is more fully discussed in the narrative to the Pension Benefits table.

(5)
Amounts reported in column (i) for fiscal 2025 are composed of the following items:

Name	401(k) Plan Employer Contributions	Matching Charitable Contributions(a)	Non-Qualified Defined Contribution Employer Contributions(b)	Financial Planning	Executive Physicals	Total
Lori Flees	$26,283	$4,250	$104,470	$14,770	$0	$149,773
Kevin Willis	$16,500	$500	$0	$0	$0	$17,000
Mary Meixelsperger	$28,148	$5,000	$54,697	$16,865	$0	$104,710
Linne Fulcher	$30,834	$520	$26,374	$14,770	$0	$72,498
Julie O’Daniel	$28,322	$158	$27,539	$16,685	$4,605	$77,488
Jonathan Caldwell	$28,624	$1,400	$14,444	$16,685	$2,308	$63,641

(a)
The amounts in this column represent matching charitable contributions made during fiscal 2025 by Valvoline on behalf of the Named Executive Officer through a program available to all salaried U.S.-based Valvoline employees.

(b)
The amounts in this column represent Valvoline contributions made during fiscal 2025 on behalf of the Named Executive Officer to the Valvoline Non-Qualified Defined Contribution Plan. This plan provides company contributions based on limitations on contributions to the Valvoline 401(k) Plan under the Code.

40	PROXY STATEMENT

Grants of Plan-Based Awards for Fiscal 2025
The following table sets forth certain information regarding the annual and long-term (SARs, RSUs and PSUs) incentive awards granted during fiscal 2025 to each of the Named Executive Officers.
Name (a)	Grant Date (b)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#) (i)	All Other Option Awards: Number of Securities Underlying Options(4) (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards(5) ($) (l)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Lori Flees		242,334	969,337	1,938,674
	11/21/24				7,091	37,820	94,550				1,500,319
	11/21/24							18,100			697,936
	11/21/24								45,680	38.56	750,066
Kevin Willis		45,077	180,308	360,618
	06/02/25				4,303	22,950	57,375				800,037
	06/02/25							11,630			399,607
	06/02/25								27,050	34.36	400,070
Mary Meixelsperger		90,414	361,656	723,312
	11/21/24				2,068	11,030	27,575				437,560
	11/21/24							5,280			203,597
	11/21/24								13,330	38.56	218,879
Linne Fulcher		76,738	306,953	613,906
	11/21/24				1,183	6,310	15,775				250,318
	11/21/24							3,020			116,451
	11/21/24								7,620	38.56	125,120
Julie O’Daniel		70,479	281,917	563,834
	11/21/24				1,005	5,360	13,400				212,631
	11/21/24							2,570			99,099
	11/21/24								6,480	38.56	106,402
Jonathan Caldwell		57,948	231,790	463,580
	11/21/24				769	4,100	10,250				162,647
	11/21/24							1,970			75,963
	11/21/24								4,950	38.56	81,279

(1)
The dollar amounts in these columns represent the potential annual incentive payouts for fiscal 2025. The actual dollar amounts earned for fiscal 2025 were paid in December 2025 and are included in column (g) of the Summary Compensation Table.

(2)
The PSU amounts in these columns represent the potential payments for the fiscal 2025-2027 PSU performance period. The amounts in column (f) represent the minimum payout assuming the application of a negative 25% TSR modifier to threshold performance. The amounts in column (h) represent the maximum payout assuming the application of a positive 25% TSR modifier to maximum performance.

(3)
The amounts in column (i) represent RSUs, which vest one-third on each of the first three anniversaries following the grant date.

(4)
The amounts in column (j) represent the number of shares of Valvoline Common Stock that may be issued to the NEOs upon exercise of SARs.

(5)
The dollar amounts in column (l) are calculated in accordance with FASB ASC Topic 718 and assume (i) for PSUs granted on November 21, 2024, payment of PSUs at target using a Monte Carlo simulation valuation model to reflect the impact of the TSR modifier, incorporating the following assumptions: (a) valuation date closing stock price of $38.56; (b) risk-free interest rate of 4.26%, based on the continuously compounded yield on zero-coupon U.S. Treasury STRIPs as of the valuation date for a period equal to the simulation term; (c) expected dividend yield of 0% as Valvoline does not currently pay dividends; (d) expected volatility of 29.12%, based on the historical volatility of Valvoline Common Stock and peer group companies over the period commensurate with the simulation term; (e) simulation term of 2.86 years; and (f) an initial TSR of -5.58% (19th percentile of the peer group), based on the actual TSR performance for Valvoline and each company in the peer group from the beginning of the performance period (October 1, 2024) to the grant date (November 21, 2024), resulting in a grant date fair value of $39.67; (ii) for SARs granted on November 21, 2024, valuation using the Black-Scholes valuation model, incorporating the following assumptions: (a) SAR exercise price of $38.56; (b) risk-free interest rate of 4.33% based on the U.S. Treasury yield curve in effect on the grant date for the expected term of the award; (c) expected dividend yield of 0%; (d) expected volatility of 36.31% based on the average of comparable companies’ historical daily equity volatilities with look-back periods commensurate with the expected term; and (e) expected term of 5.88 years, resulting in a grant date fair value of $16.42; and (iii) for RSUs granted on November 21, 2024, the grant date fair value is calculated using the closing price of Valvoline Common Stock of $38.56.

PROXY STATEMENT	41

For PSUs granted on June 2, 2025, assumes payment of PSUs at target using a Monte Carlo simulation valuation model to reflect the impact of the TSR modifier, incorporating the following assumptions: (a) valuation date closing stock price of $34.36; (b) risk free interest rate of 3.89% based on the continuously compounded yield on zero-coupon U.S. Treasury STRIPs as of the valuation date for a period equal to the simulation term; (c) expected dividend yield of 0%; (d) expected volatility of 27.64% based on the historical volatility of Valvoline Common Stock and peer group companies over the period commensurate with the simulation term; (e) simulation term of 2.33 years; and (f) an initial TSR of -15.86% (28th percentile of the peer group), based on the actual TSR performance for Valvoline and each company in the peer group from the beginning of the performance period (October 1, 2024) to the grant date (June 2, 2025), resulting in a grant date fair value of $34.86. For SARs granted on June 2, 2025, valuation using the Black-Scholes valuation model, incorporating the following assumptions: (a) SAR exercise price of $34.36; (b) risk-free interest rate of 4.10% based on the U.S. Treasury yield curve in effect on the grant date for the expected term of the award; (c) expected dividend yield of 0%; (d) expected volatility of 37.54% based on the average of comparable companies’ historical daily equity volatilities with look-back periods commensurate with the expected term; and (e) expected term of 5.88 years, resulting in a grant date fair value of $14.79. For RSUs granted on June 2, 2025, the grant date fair value is calculated using the closing price of Valvoline Common Stock of $34.36.
42	PROXY STATEMENT

Outstanding Equity Awards at Fiscal 2025 Year-End
The following table sets forth certain information regarding SARs, PSUs and RSUs held by each of the Named Executive Officers as of September 30, 2025.
	Grant Date	Option Awards					Stock Awards
Name (a)		Number of Securities Underlying Unexercised Options Exercisable(1) (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#) (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($) (j)
Lori Flees	11/21/24	—	45,680		38.56	11/21/2034
	11/16/23	21,005	21,005		34.94	11/16/2033
	11/29/22	14,952	4,984		32.40	11/29/2032
							47,833	1,717,683	70,450	2,529,860
Kevin Willis	06/02/25	—	27,050		34.36	06/02/2035
							11,630	417,633	22,950	824,135
Mary Meixelsperger	11/21/24	—	13,330		38.56	11/21/2034
	11/16/23	7,355	7,355		34.94	11/16/2033
	11/29/22	12,334	4,113		32.40	11/29/2032
	11/11/21	20,840	—		35.25	11/11/2031
	11/12/20	40,200	—		21.60	11/12/2030
	11/14/19	37,700	—		23.01	11/14/2029
	11/19/18	34,990	—		20.37	11/19/2028
	11/13/17	33,730	—		23.08	11/13/2027
	11/16/16	54,611	—		20.29	12/16/2026
							23,448	842,018	22,450	806,180
Linne Fulcher	11/21/24	—	7,620		38.56	11/21/2034
	11/16/23	4,205	4,205		34.94	11/16/2033
							8,548	306,959	12,840	461,084
Julie O’Daniel	11/21/24	—	6,480		38.56	11/21/2034
	11/16/23	3,575	3,575		34.94	11/16/2033
	11/29/22	5,980	1,994		32.40	11/29/2032
	11/11/21	10,110	—		35.25	11/11/2031
	11/12/20	16,860	—		21.60	11/12/2030
	11/14/19	15,810	—		23.01	11/14/2029
							11,384	408,799	10,910	391,778
Jonathan Caldwell	11/21/24	—	4,950		38.56	11/21/2034
	11/16/23	2,735	2,735		34.94	11/16/2033
	11/29/22	3,364	1,122		32.40	11/29/2032
	11/11/21	5,690	—		35.25	11/11/2031
	11/12/20	7,790	—		21.60	11/12/2030
	11/16/16	8,877	—		20.29	12/16/2026
							7,392	265,447	8,350	299,849

(1)
The numbers in columns (b) and (c) relate to SARs, 50% of which vest on the first anniversary of the grant date and 25% of which vest on each of the second and third anniversaries of the grant date.

PROXY STATEMENT	43

(2)
The numbers in column (g) represent unvested RSUs and earned PSUs. RSUs vest in equal installments on each of the first three anniversaries of the grant date, unless otherwise noted, and any earned PSUs vest on the last day of the applicable performance period, subject to the Named Executive Officer’s continued employment on such dates. Specifically, for:

(i)
Ms. Flees, the amounts in column (g) include: 13,690 earned PSUs granted on November 29, 2022 for the fiscal 2023-2025 performance period; 2,643 RSUs granted on November 29, 2022; 13,400 RSUs granted on November 16, 2023; and 18,100 RSUs granted on November 21, 2024;

(ii)
Mr. Willis, the amounts in column (g) include: 11,630 RSUs granted on June 2, 2025;

(iii)
Ms. Meixelsperger, the amounts in column (g) include: 11,294 earned PSUs granted on November 29, 2022 for the fiscal 2023-2025 performance period; 2,180 RSUs granted on November 29, 2022; 4,694 RSUs granted on November 16, 2023; and 5,280 RSUs granted on November 21, 2024;

(iv)
Mr. Fulcher, the amounts in column (g) include: 2,054 earned PSUs granted on November 29, 2022 for the fiscal 2023-2025 performance period; 794 granted on November 29, 2022; 2,680 RSUs granted on November 16, 2023; and 3,020 RSUs granted on November 21, 2024;

(v)
Ms. O’Daniel, the amounts in column (g) include: 5,476 earned PSUs granted on November 29, 2022 for the fiscal 2023-2025 performance period; 1,058 RSUs granted on November 29, 2022; and 2,280 RSUs granted on November 16, 2023; and 2,570 RSUs granted on November 21, 2024; and

(vi)
Mr. Caldwell, the amounts in column (g) include: 3,080 earned PSUs granted on November 29, 2022 for the fiscal 2023-2025 performance period; 595 RSUs granted on November 29, 2022; 1,747 RSUs granted on November 16, 2023; and 1,970 RSUs granted on November 21, 2024.

(3)
The dollar amounts in columns (h) and (j) correspond to the units identified in columns (g) and (i), respectively. The dollar value is computed by converting the units to shares of Valvoline Common Stock on a one-for-one basis. The number of shares is then multiplied by $35.91, the closing price of Valvoline Common Stock on September 30, 2025.

(4)
The numbers in column (i) represent the PSUs granted on November 29, 2022 for the fiscal 2023-2025 performance period and on November 16, 2023 for the fiscal 2024-2026 performance period assuming target performance goals for each performance period are achieved. Specifically, for:

(i)
Ms. Flees, the amounts in column (i) include: 32,630 PSUs granted on November 16, 2023 for the fiscal 2024-2026 performance period and 37,820 PSUs granted on November 21, 2024 for the 2025-2027 performance period;

(ii)
Mr. Willis, the amounts in column (i) include: 22,950 PSUs granted on June 2, 2025 for the 2025-2027 performance period;

(iii)
Ms. Meixelsperger, the amounts in column (i) include: 11,420 PSUs granted on November 16, 2023 for the fiscal 2024-2026 performance period and 11,030 PSUs granted on November 21, 2024 for the 2025-2027 performance period;

(iv)
Mr. Fulcher, the amounts in column (i) include: 6,530 PSUs granted on November 16, 2023 for the fiscal 2024-2026 performance period and 6,310 PSUs granted on November 21, 2024 for the 2025-2027 performance period;

(v)
Ms. O’Daniel, the amounts in column (i) include: 5,550 PSUs granted on November 16, 2023 for the fiscal 2024-2026 performance period and 5,360 PSUs granted on November 21, 2024 for the 2025-2027 performance period; and

(vi)
Mr. Caldwell, the amounts in column (i) include: 4,250 PSUs granted on November 16, 2023 for the fiscal 2024-2026 performance period and 4,100 PSUs granted on November 21, 2024 for the 2025-2027 performance period.

44	PROXY STATEMENT

Option Exercises and Stock Vested for Fiscal 2025
The following table sets forth certain information regarding the value realized by each Named Executive Officer during fiscal 2025 upon the vesting of PSUs and RSUs.
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting(1) ($) (e)
Lori Flees	—	—	36,019	1,478,085
Kevin Willis	—	—	—	—
Mary Meixelsperger	—	—	21,721	919,812
Linne Fulcher	—	—	2,132	88,159
Julie O’Daniel	—	—	10,540	446,350
Jonathan Caldwell	—	—	6,161	260,876

(1)
The value realized on vesting is calculated by multiplying the number of shares vested by the market value of the shares on the relevant vesting date.

PROXY STATEMENT	45

Pension Benefits for Fiscal 2025
The following table shows the actuarial present value of Mr. Willis’ and Ms. O’Daniel’s accumulated benefits, calculated as of September 30, 2025, under certain legacy qualified and non-qualified pension plans, previously sponsored by Ashland and transferred to Valvoline on September 1, 2016. None of the other Named Executive Officers were eligible to participate in the legacy Ashland qualified and non-qualified pension plans.
Name (a)	Plan Name(1) (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year(3) ($) (e)
Kevin Willis	Ashland Hercules Pension Plan	27.75 years	$1,315,814	$71,509
	Ashland Inc. Nonqualified Excess Benefit Pension Plan	27.75 years	$630,016	—
	Ashland Inc. Supplemental Early Retirement Plan for Certain Employees	20 years	$3,053,953	—
Julie O’Daniel	Ashland Hercules Pension Plan II	10.17 years	$33,694	—

(1)
The Ashland Hercules Pension Plan and Ashland Hercules Pension Plan II (collectively, the “Pension Plan”) are tax-qualified defined benefit pension plans under Code Section 401(a). The Ashland Inc. Nonqualified Excess Benefit Pension Plan (the “Excess Plan”) is a non-qualified plan that is coordinated with the Pension Plan. The Ashland Inc. Supplemental Early Retirement Plan for Certain Employees (the “SERP”) is a non-qualified plan. The material terms of each of these plans are described in the narrative below.

(2)
The maximum number of years of credited service under the SERP is 20 years. The number of years of service for the SERP is measured from the date of hire. The number of years of service under the Pension Plan and the Excess Plan is measured from the date the NEO began participating in the Pension Plan.

(3)
Mr. Willis began receiving payments from the Pension Plan in September 2020.

Pension Benefit Obligations Following Separation
In conjunction with the separation of Valvoline from Ashland, sponsorship of several qualified and non-qualified plans previously sponsored by Ashland were transferred to Valvoline as of September 1, 2016. As of September 30, 2016, benefits under these plans were frozen with regard to future accruals. The Ashland Hercules Pension Plan and Ashland Hercules Pension Plan II, the Ashland Inc. Nonqualified Excess Benefit Pension Plan, and the Ashland Inc. Supplemental Early Retirement Plan for Certain Employees are discussed below.
Assumptions
The present values of the accumulated benefits were calculated as of September 30, 2025, based on the earliest age a participant could receive an unreduced benefit. For Mr. Willis, age 62 is the earliest age that an unreduced benefit is available under the Pension Plan and the Excess Plan because the benefits are calculated under the traditional annuity formula. For Ms. O’Daniel, age 55 is the earliest age than an unreduced benefit is available under the Pension Plan because the Pension Plan benefits are calculated under the cash balance pension formula.
The SERP provides an umbrella (or gross) benefit that is subject to certain reductions. The amount in the Pension Benefits table for the SERP benefit for applicable Named Executive Officers is the net benefit under the SERP, after applicable reductions. The reductions referred to in this paragraph are described in the “Ashland Inc. Supplemental Early Retirement Plan for Certain Employees (SERP)” section below.
Under the SERP, the earliest age a Named Executive Officer could receive an unreduced benefit is the earlier of age 55 or when the sum of the NEO’s age and service equals at least 80, provided that the NEO has at least 20 years of service under the SERP.
46	PROXY STATEMENT

The following table sets forth for fiscal 2025 the valuation method and all material assumptions applied in quantifying the present value of the accumulated benefits described in the Pension Benefits table.
	Pension Plan	Excess Plan	SERP
Discount rate and mortality assumptions (no pre-retirement mortality is assumed)	5.25% (5.17% for Pension Plan II); PRI-2012 Generational Mortality Tables, projected generationally with the MSS2025 scale (to follow the 2025 Trustees Report of the Social Security Administration Intermediate Alternative)	4.96%; PRI-2012 Generational Mortality Tables projected generationally with the MSS2025 scale (to follow the 2025 Trustees Report of the Social Security Administration Intermediate Alternative)	5.13%; PRI-2012 Generational Mortality Tables projected generationally with the MSS2025 scale (to follow the 2025 Trustees Report of the Social Security Administration Intermediate Alternative)
Present value of Pension Plan and Excess Plan benefits for SERP determination (no pre-retirement mortality is assumed)	8.00%; GATT mortality at SERP retirement age, discounted from SERP retirement age back to current age using ASC 715 disclosure rate of 5.13%	8.00%; PPA Mortality at retirement age, discounted from retirement age back to current age using ASC715 disclosure rate of 5.13%	N/A
Ashland Hercules Pension Plan and Ashland Hercules Pension Plan II (Pension Plan)
The Pension Plan is a tax-qualified defined benefit pension plan under Code Section 401(a). The Pension Plan provides retirement income for eligible participants. Mr. Willis and Ms. O’Daniel are the only NEOs who participate in the Pension Plan. Beginning in January 2011, the Pension Plan was closed to new participants and to additional credits in the retirement growth account. Benefit accruals were frozen effective as of September 30, 2016.
The Pension Plan has two benefit formulas—a traditional formula, referred to as the annuity benefit, and a cash balance formula, referred to as the retirement growth account. The traditional formula produces an annuity benefit at retirement based on a percentage of final average compensation multiplied by years of plan service (see the description in the “—Traditional Benefit/Annuity Formula” section below). The cash balance formula produces a hypothetical account balance based on the sum of contribution credits and interest on those contribution credits (see the description in the “—Retirement Growth Account Benefit/Cash Balance Formula” section below). In general, participants who were actively employed by Ashland on June 30, 2003, with at least 10 years of service remained in the annuity benefit formula. All other participants moved to the retirement growth account formula. The formula under which a participant’s benefit is computed is a matter of plan design and not participant election.
Traditional Benefit/Annuity Formula
Under this formula, for certain highly compensated employees, compensation only includes base compensation, up to the maximum amount allowed under Code Section 401(a)(17). For all other participants, compensation includes base compensation and bonus amounts. This applies to both the annuity formula and the cash balance formula.
The final average compensation formula is the average for a 48-consecutive month period producing the highest average for the last 120 months of credited service.
The annual annuity benefit formula is:
(1.08% x final average compensation up to $10,700) + (1.5% x final average compensation exceeding $10,700)
x
(years of credited service, which means years as a participant in the plan up to a maximum of 35 years)
The normal form of benefit payment under the annuity benefit is a single life annuity. However, as required by federal law, the normal form of benefit for a married participant is a joint and survivor annuity, unless the spouse consents to a different benefit distribution. A participant may also elect a non-spousal joint and survivor annuity or a 10-year term certain annuity. All payment forms are actuarially equivalent.
PROXY STATEMENT	47

The normal retirement age is 65, but an unreduced benefit is paid for retirement at age 62. A participant may retire early once the participant is either at least age 55 or when the sum of the participant’s age and service equals at least 80.
Retirement Growth Account Benefit/Cash Balance Formula
Under this formula, contribution credits are accumulated in a notional account. Interest credits are allocated to each participant’s account monthly. The interest rate is from a minimum of 4.0% to a maximum of 7.0% and is set at the beginning of each plan year. The interest rate for fiscal 2025 was 4.89%.
The accrued benefit under this formula is the balance in the retirement growth account. The benefit is payable in the same forms that apply to the annuity benefit formula or may be paid as a single lump sum.
The normal retirement age under the retirement growth account formula is also age 65. The earliest that a participant can receive an unreduced benefit is at age 55 with at least five years of service.
Non-Qualified Excess Defined Benefit Pension Plan (“Excess Plan”)
The Excess Plan is an unfunded, non-qualified pension plan providing a benefit payable, based on the applicable Named Executive Officer’s pension plan eligibility, equal to the difference between the benefit under the Pension Plan in the absence of the Code limits (the gross benefit) and the actual benefit that would be payable under the Pension Plan.
The Excess Plan covers employees (i) who are eligible for the Pension Plan and whose benefit under the Pension Plan were limited because of either Code Section 401(a)(17) or Section 415(b) and (ii) who are not terminated for cause as defined in the Excess Plan. For purposes of computing the Excess Plan benefits, a participant’s compensation is defined the same as it is for the Pension Plan. However, the limits on the compensation under the Pension Plan that are imposed by the Code do not apply under the Excess Plan.
The benefit under the Excess Plan is payable in a lump sum and may be transferred to the Valvoline Inc. 2016 Deferred Compensation Plan for Employees. A benefit payable to certain highly compensated participants cannot be paid for six months following separation from service. Mr. Willis is the only NEO who participates in the Excess Plan based on his prior service with Ashland. The Excess Plan was frozen effective September 30, 2016, in conjunction with the freezing of the Pension Plan.
Supplemental Early Retirement Plan for Certain Employees (“SERP”)
The SERP is an unfunded, non-qualified plan allowing designated employees to retire prior to their sixty-fifth birthday without an immediate substantial loss of income. The SERP is a supplemental retirement arrangement for a select group of management participating in the SERP as of December 31, 2010. Beginning January 1, 2011, the eligibility for this program was restricted to employees with a traditional Pension Plan benefit who were subsequently promoted into an executive level position, on or after January 1, 2011. On November 18, 2015, the SERP was closed to all new participants.
In conjunction with the separation of Valvoline from Ashland, sponsorship of the SERP was transferred to Valvoline as of September 1, 2016. As of September 30, 2016, benefits under the SERP were frozen with regard to future accruals. The final average compensation used in determining the value of a participant’s benefit was fixed as of this date. Final average bonus as defined under the SERP will include fiscal 2016 annual incentive payments made in December 2016.
The SERP benefit formula covering Mr. Willis and certain other designated executive level participants provides a benefit of 25% of final average compensation multiplied by the participant’s years of service up to 20 years. For this purpose, the final average compensation formula for participants as of December 30, 2010, is total compensation (base plus incentive compensation) for the 36 months out of the 84 months before retirement that produces the highest average. For Participants who became eligible on or after January 1, 2011, final average compensation is total compensation for the 60 months out of the 120 months before retirement that produces the highest average.
48	PROXY STATEMENT

Mr. Willis and other SERP participants may retire on the earlier of age 55 with three years of service or when the sum of the executive’s age and service equals at least 80. The benefit produced by the above described formula is subject to proportionate reduction for each year of service credited to the participant that is less than 20 years of service. Additionally, the benefit is reduced by the sum of the following:
•
the participant’s qualified Pension Plan benefit (assuming the LESOP offset account is transferred to the Pension Plan); and

•
the participant’s Excess Plan benefit.

SERP benefits become vested upon attaining three years of service. Mr. Willis’ SERP benefits are fully vested.
The SERP benefit is payable in a lump sum and may be transferred to the Employee Deferral Plan, as defined below. Distributions under the SERP are subject to a six-month delay after separation from service.
PROXY STATEMENT	49

Non-Qualified Deferred Compensation for Fiscal 2025
The following table sets forth certain information for each of the Valvoline Named Executive Officers regarding non-qualified deferred compensation for fiscal 2025.
Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY(1) ($) (c)	Aggregate Earnings in Last FY(2) ($) (d)	Aggregate Withdrawals/ Distributions in Last FY ($) (e)	Aggregate Balance at September 30, 2025 ($) (f)
Lori Flees	354,999	95,098	96,210	—	1,849,478
Kevin Willis	—	—	—	—	—
Mary Meixelsperger	—	47,380	52,030	—	564,543
Linne Fulcher	378,377	23,451	68,924	—	729,891
Julie O’Daniel	—	23,668	(17,851)	—	261,286
Jonathan Caldwell	54,200	12,414	23,933	—	184,626

(1)
The values in column (c) relate to a contribution equivalent to the company match and supplemental company contributions on annual incentive compensation and base pay in excess of limits established under Code Section 401(a)(17) and not permitted in the qualified 401(k) plan. This amount is reported in column (i) of the Summary Compensation Table (inclusive of taxes).

(2)
Aggregate earnings are composed of interest, dividends, capital gains and appreciation/depreciation of investments. These earnings are not included in the Summary Compensation Table in this Proxy Statement.

Non-Qualified Defined Contribution Plan (“NQDC Plan”)
The NQDC Plan is an unfunded, non-qualified defined contribution plan that provides a contribution equivalent to Valvoline’s match and supplemental company contributions on annual incentive compensation paid and eligible earnings in excess of limits established under Code Section 401(a)(17) not permitted in the qualified 401(k) plan. Participants elect how to invest their account balances from among a diverse set of hypothetical mutual fund offerings and a hypothetical Valvoline Common Stock fund available in the Employee Deferral Plan, as described below. The benefit payable under the NQDC Plan will be made in installments or as a lump sum based on a participant’s distribution election. Named Executive Officers and certain other highly compensated participants are subject to a six-month delay on distributions on account of their separation from service.
Employee Deferral Plan
The Valvoline Inc. 2016 Deferred Compensation Plan for Employees (the “Employee Deferral Plan”) is an unfunded, non-qualified deferred compensation plan for a select group of highly compensated employees. Participants may elect to have up to 50% of their base salary and up to 75% of their incentive compensation contributed to the Employee Deferral Plan. Elections to defer compensation generally must be made in the calendar year prior to the calendar year in which the compensation is earned.
Participants elect how to invest their account balances from among a diverse set of hypothetical mutual fund offerings and a hypothetical Valvoline Common Stock fund. No guaranteed interest or earnings are available and there are no above market rates of return on investments in the Employee Deferral Plan. New investments in the Valvoline Common Stock fund must remain so invested and must be distributed as Valvoline Common Stock. In all other events, participants may freely elect to change their investments. Withdrawals are allowed for an unforeseeable emergency (lump sum payment sufficient to meet the emergency), disability (lump sum payment), upon separation from employment (payable as a lump sum or installments per the participant’s election) and at a specified time (paid as a lump sum).
50	PROXY STATEMENT

Potential Payments Upon Termination or Change in Control for Fiscal 2025 Table
The following table summarizes the estimated amounts payable to each Named Executive Officer in the event of a termination from employment or change in control of Valvoline as of September 30, 2025. A narrative description follows the table. Different termination events are identified in columns (b)-(g). Column (a) enumerates the types of potential payments for each Named Executive Officer. As applicable, each payment or benefit is estimated across the table under the appropriate column or columns.
These estimates are based on the assumption that the various triggering events occur on September 30, 2025, the last day of fiscal 2025. The equity incentive-based components are based on the closing price of Valvoline Common Stock as of September 30, 2025 ($35.91). Other material assumptions used in calculating the estimated compensation and benefits under each triggering event are noted below. The actual amounts that would be paid to a Named Executive Officer upon certain terminations of employment or upon a change in control can only be determined at the time an actual triggering event occurs.
Name/Kinds of Payments (a)	Termination prior to a Change in Control of Company without Cause ($) (b)	Disability(4) ($) (c)	Voluntary Resignation or Involuntary Termination for Cause(5) ($) (d)	Retirement(6) ($) (e)	Change in Control without Termination ($) (f)	Termination after Change in Control of Company without Cause or by Executive for Good Reason ($) (g)
Lori A. Flees
Cash Severance	1,904,966					5,764,466
Accelerated SARs		29,260				37,869
RSUs		576,403				1,226,072
PSUs(1)		1,212,495			1,212,495	2,513,455
Incentive Compensation(2)	823,391	823,391			823,391	823,391
Welfare Benefit	44,160					71,760
Outplacement	11,600					34,800
Financial Planning(3)	14,770	14,770				14,770
Total	2,798,887	2,656,318			2,035,886	10,486,583
J. Kevin Willis
Cash Severance	997,859					2,297,859
Accelerated SARs		4,625				41,927
RSUs		46,065				417,633
PSUs(1)		274,712			—	824,135
Incentive Compensation(2)	154,795	154,795			154,795	154,795
Welfare Benefit	33,120					44,160
Outplacement	11,600					23,200
Financial Planning(3)	10,489	10,489				10,489
Total	1,207,863	490,685			154,795	3,814,199
Mary E. Meixelsperger
Cash Severance	1,012,678					2,312,678
Accelerated SARs		18,102				21,571
RSUs		233,567				436,439
PSUs(1)		397,944			397,944	800,438
Incentive Compensation(2)	310,482	310,482			310,482	310,482
Welfare Benefit	23,598					31,464
Outplacement	11,600					23,200
Financial Planning(3)	16,856	16,856				16,856
Total	1,375,214	976,951			708,426	3,953,128
PROXY STATEMENT	51

Name/Kinds of Payments (a)	Termination prior to a Change in Control of Company without Cause ($) (b)	Disability(4) ($) (c)	Voluntary Resignation or Involuntary Termination for Cause(5) ($) (d)	Retirement(6) ($) (e)	Change in Control without Termination ($) (f)	Termination after Change in Control of Company without Cause or by Executive for Good Reason ($) (g)
Linne R. Fulcher
Cash Severance	809,285					1,684,785
Accelerated SARs		2,547				4,079
RSUs		118,117				233,199
PSUs(1)		227,582			227,582	457,802
Incentive Compensation(2)	263,520	263,520			263,520	263,520
Welfare Benefit	26,550					35,400
Outplacement	11,600					23,200
Financial Planning(3)	16,856	16,856				16,856
Total	1,127,811	628,621			491,102	2,718,840
Julie M. O’Daniel
Cash Severance	750,042					1,554,142
Accelerated SARs		8,782		8,782		10,467
RSUs		113,479		113,479		212,155
PSUs(1)		193,391		193,391	193,391	388,988
Incentive Compensation(2)	242,026	242,026		242,026	242,026	242,026
Welfare Benefit	17,118					22,824
Outplacement	11,600					23,200
Financial Planning(3)	16,856	16,856		16,856		16,856
Total	1,037,642	574,534		574,534	435,417	2,470,657
Jonathan L. Caldwell
Cash Severance	587,357					1,250,357
Accelerated SARs		5,379				6,591
RSUs		79,630				154,834
PSUs(1)		148,038			148,038	297,712
Incentive Compensation(2)	191,695	191,695			191,695	191,695
Welfare Benefit	32,202					42,936
Outplacement	11,600					23,200
Financial Planning(3)	16,856	16,856				16,856
Total	839,710	441,598			339,733	1,984,181

(1)
The PSU amounts identified in all of the columns except for column (g) are based on:

If one of the events represented by columns (c), (e) or (f) occurred, the pro-rata payments would be based on actual results, rather than target. Pursuant to the terms of the award agreements, if the change in control occurs during the first twelve (12) months of the performance period, a pro-rata portion of the PSUs will become vested at target as of the date of the change in control (column (f)) and the remaining PSUs will be converted at target to time-based, stock-settled RSUs and continue to vest, subject to the participant’s continued employment through the vesting date; provided that any such outstanding unvested RSUs will immediately vest upon the termination of the participant’s employment without “cause,” and not as a result of the participant’s disability or death, during the two-year period beginning on the date of the change in control (column (g)). If the change in control occurs after the first twelve (12) months of the performance period, a pro-rata portion of the PSUs will become vested as of the date of the change in control based on the performance goals through the date of the change in control and the remaining PSUs will be converted to time-based, stock-settled RSUs, and will continue to vest, subject to the participant’s continued employment through the vesting date; provided that any such outstanding unvested RSUs will immediately vest upon the termination of the participant’s employment without cause, and not as a result of the Participant’s disability or death, during the two-year period beginning on the date of the change in control.
The PSU amounts identified in column (g) are based on the full value of (i) the outstanding fiscal 2025-2027 PSUs at target and (ii) the outstanding fiscal 2024-2026 PSUs based on the forecast achievement (98.6%), each valued based on the closing price of Valvoline Common Stock of $35.91 as of September 30, 2025.
52	PROXY STATEMENT

(2)
The amounts identified in the Incentive Compensation row of columns (b), (c) and (e) represent a payment of the fiscal 2025 annual incentive compensation based on actual results for the entire performance period. Details of the actual results can be found in the “Compensation Decisions for Fiscal 2025—Annual Incentive” section of the CD&A within this Proxy Statement. Upon a change in control, the performance period relating to any incentive award will be accelerated and payment will be made based upon achievement of the performance goals up to the date of the change in control. The amounts identified in the Incentive Compensation row of columns (f) and (g) reflect this payment, based on actual results for the fiscal year.

(3)
Each Named Executive Officer is eligible to receive one year of financial planning upon a termination without cause, disability, retirement, or termination following a change in control,

(4)
For purposes of column (c), it is assumed that the NEO incurred a disabling event and termination on September 30, 2025. Subject to coordination with other income received while disabled, the Long-Term Disability Plan (“LTD Plan”) provides a benefit equal to 60% of base compensation. The compensation covered by the LTD Plan is limited in 2025 to $12,000 per month. If the NEO died, his or her beneficiaries would receive the same accelerated vesting of the PSUs as the NEO would in the event of disability.

(5)
Valvoline does not maintain any plans or arrangements that would provide additional or enhanced benefits to the NEOs as a result of a voluntary termination or involuntary termination for cause.

(6)
The values in this column represent benefits under the Valvoline Incentive Plan and the 2016 Incentive Plan due upon a Qualifying Termination, defined as having reached age fifty-five (55) with ten years of continuous service at the time the NEO’s employment with the Company terminates. As of September 30, 2025, only Ms. O’Daniel met these requirements.

Severance Pay Plan
Each of the Named Executive Officers are participants in the Valvoline Severance Pay Plan, which provides benefits in the event of a covered termination from employment in the absence of a change in control. A termination for which benefits under the plan will be considered include those directly resulting from the permanent closing of a facility, job discontinuance, termination by a participant for Good Reason (as defined in the plan), or other termination at Valvoline’s initiative for which Valvoline elects to provide benefits. Certain terminations are excluded from coverage by the Severance Pay Plan (for example, refusal to sign a severance agreement and release; discharge for less than effective performance; absenteeism or misconduct; or voluntary resignation). In order for any executive to receive benefits and compensation payable under the Severance Pay Plan, the executive must agree to a general release of liability which relates to the period of employment and the termination.
The benefit payable under the Severance Pay Plan to the Named Executive Officers is 78 weeks of base pay, except for Ms. Flees, whose benefit is 104 weeks of base pay. Payments will be made in bi-weekly increments over the severance period in accordance with the Company’s regular payroll. Any executive who receives benefits under the plan is also entitled to continued coverage under the Company’s group health plans via company-paid COBRA during the severance period.
Change in Control Severance Plan
Each of the Named Executive Officers are participants in the Change in Control Plan (“CIC Plan”). If, within two years after a Change in Control (as defined in the CIC Plan), Ms. Flees’ employment is terminated as a result of a Qualifying Termination (as defined in the CIC Plan) she would be entitled to the following payments and benefits:
•
payment of three times the sum of her highest annual base compensation and highest target percentage annual incentive compensation in respect of the prior three fiscal years preceding the fiscal year in which the termination occurs in a lump sum paid in the seventh month following termination;

•
continued participation in Valvoline’s medical, dental and group life plans through December 31 of the third calendar year following the calendar year in which she was terminated;

•
full payment at target in cash of any outstanding PSUs as of her termination (less any amounts already paid with regard to the PSUs because of the change in control);

•
payment in cash of all earned and unpaid incentive compensation and pro-rata payment of any incentive compensation for the fiscal year in which she terminates at target level;

•
outplacement services for three years after termination;

•
financial planning services for one year after termination;

•
payment of all unused, earned and accrued paid-time off in a lump sum in the seventh month following termination; and

•
vesting of all outstanding restricted shares, RSUs, SARs and stock options.

As a condition to receiving the benefits and compensation payable under the CIC Plan, Ms. Flees must agree for a period of 36 months following a Qualifying Termination, absent prior written consent of Valvoline’s Chief Legal Officer,
PROXY STATEMENT	53

to refrain from engaging in competitive activity against Valvoline; and to refrain from soliciting persons working for Valvoline, soliciting customers of Valvoline or otherwise interfering with Valvoline’s business relationships. Pursuant to the CIC Plan, Ms. Flees must also agree not to disclose confidential information. If Ms. Flees violates any of these covenants, Valvoline has the right to recover benefits that have been paid to her. Finally, Ms. Flees may recover legal fees and expenses incurred as a result of Valvoline’s unsuccessful legal challenge to the CIC Plan or Ms. Flees’ interpretation of the CIC Plan.
The CIC Plan excludes all excise tax “gross-up” provisions and instead provides for a “best-after-tax” cutback for Ms. Flees.
In the event of a Qualifying Termination of any of the other NEOS within two years following a Change in Control, the NEO would be entitled to the following payments and benefits:
•
payment of two times the sum of the NEO’s annual base salary and target annual bonus;

•
continued participation in Valvoline’s group health plans during the 24-month period immediately following a Qualifying Termination;

•
payment in cash of all earned and unpaid incentive compensation and pro-rata payment of any incentive compensation for the fiscal year in which the NEO terminates at target level;

•
outplacement services for two years after termination;

•
financial planning services for one year after termination;

•
payment of all unused, earned and accrued paid-time off; and

•
outstanding equity awards shall be treated in accordance with the terms of the 2016 Incentive Plan (as described below).

As a condition to receiving the benefits and compensation payable under the CIC Plan, the NEOs must agree for a period of 24 months following their Qualifying Termination to refrain from engaging in competitive activity against Valvoline, including but not limited to solicitation of Valvoline employees and customers and non-disclosure of confidential information. The CIC Plan excludes all excise tax “gross-up” provisions and instead provides for a “best-after-tax” cutback for a non-CEO participant.
2016 Valvoline Inc. Incentive Plan Change in Control Provisions
Participants, including each of the NEOs, who have been granted long-term incentive awards (RSUs, PSUs and SARs) pursuant to the 2016 Incentive Plan, shall be entitled to accelerated vesting of such awards if a change in control occurs and the participant is terminated without cause (as defined in the 2016 Incentive Plan) during the protection period described below. With respect to PSUs, if a change in control occurs (i) during the first 12 months of the performance period, a pro-rata portion of the PSUs will become vested at target as of the date of the change in control or (ii) after the first 12 months of the performance period, a pro-rata portion of the PSUs will become vested as of the date of the change in control based on the actual achievement of the performance goals through the date of the change in control and the remaining PSUs, after pro-rating the award, will be converted at target to time-based, stock-settled RSUs and continue to vest, subject to the participant’s continued employment through the vesting date. In the event the participant’s employment or service is terminated without cause within the two-year period immediately following the change in control, any portion of the RSUs, SARs and converted PSUs that are unvested as of the date of such termination will immediately vest and become free of all restrictions.
The potential payments and benefits referenced above are reflected in the “Potential Payments upon Termination or Change in Control for Fiscal 2025” section of this Proxy Statement.
54	PROXY STATEMENT

CEO Pay Ratio
Under rules adopted by the SEC under the Dodd-Frank Act, Valvoline discloses the ratio of the annual total compensation of our Chief Executive Officer (CEO) to the annual total compensation of our median employee. For fiscal 2025 we utilized the same median employee that was identified in fiscal 2024.
The results of our CEO Pay Ratio calculation for fiscal 2025 are as follows:
Total Annual Compensation
Chief Executive Officer	$4,844,663
“Median Employee”	$41,006
CEO Pay Ratio	118 to 1
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies, including our compensation peer group, may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
PROXY STATEMENT	55

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “Compensation Actually Paid” and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, see “Executive Compensation—Compensation Discussion and Analysis.”
Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income(7) (in $m)	Adjusted EPS(8) (in $)
					Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(5)(6) ($)
2025	4,844,663	3,697,151	1,459,255	1,247,493	196	180	211	1.64
2024	4,275,549	5,383,484	1,352,818	1,661,267	228	183	212	1.57
2023	5,316,809	7,636,082	1,624,911	1,976,275	176	128	1,420	1.18
2022	5,294,758	3,249,815	1,615,493	1,334,444	138	114	424	2.06
2021	5,747,615	12,776,238	1,297,534	2,210,204	167	169	420	1.73

(1)
Represents the amount reported for each of the corresponding years in the “Total” column of the Summary Compensation Table for Ms. Flees, the Company’s PEO in FY 2025 and FY 2024, and Mr. Mitchell, the Company’s PEO during FY 2023, FY 2022, and FY 2021.

(2)
Represents the amount of “Compensation Actually Paid” to Ms. Flees and Mr. Mitchell, as computed in accordance with Item 402(v) of Regulation S-K. This amount does not reflect the total compensation actually realized or received by Ms. Flees or Mr. Mitchell. In accordance with Item 402(v) of Regulation S-K, these amounts reflect “Total” compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid to PEO	2025 (Flees)	2024 (Flees)	2023 (Mitchell)	2022 (Mitchell)	2021 (Mitchell)
Summary Compensation Table Total	4,844,663	4,275,549	5,316,809	5,294,758	5,747,615
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(2,948,321)	(2,500,801)	(2,941,867)	(2,963,993)	(2,992,063)
Less, change in pension value and Non-Qualified Deferred Compensation earnings	0	0	0	0	0
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	2,590,894	2,988,031	3,015,548	2,284,525	5,891,221
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(543,467)	247,910	717,627	(948,953)	2,462,219
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	(246,618)	372,794	1,521,859	(444,178)	1,632,946
Plus, change in dividends accrued	0	0	6,107	27,656	34,301
Compensation Actually Paid to PEO	3,697,151	5,383,484	7,636,082	3,249,815	12,776,238

(3)
Represents the average of the amounts reported for the NEOs as a group (excluding the Company’s PEO) for each of the corresponding years in the “Total” column of the Summary Compensation Table. The names of each of the NEOs included for these purposes in each applicable year are as follows:

Year	PEO	NEOs included in Average
2025	Lori A. Flees	J. Kevin Willis, Mary E. Meixelsperger, Linne R. Fulcher, Julie M. O’Daniel, Jonathan L. Caldwell
2024	Lori A. Flees	Mary E. Meixelsperger, Linne R. Fulcher, Julie M. O’Daniel, Jonathan L. Caldwell
2023	Samuel J. Mitchell, Jr.	Mary E. Meixelsperger, Lori A Flees, Julie M. O’Daniel, Heidi J. Matheys,
56	PROXY STATEMENT

Year	PEO	NEOs included in Average
2022	Samuel J. Mitchell, Jr.	Mary E. Meixelsperger, Lori A Flees, Julie M. O’Daniel, Jamal K. Muashsher
2021	Samuel J. Mitchell, Jr.	Mary E. Meixelsperger, Julie M. O’Daniel, Crag A. Moughler, Thomas A. Gerrald II, Anthony Puckett

(4)
Represents the average amount of “Compensation Actually Paid” to the NEOs as a group (excluding the Company’s PEO), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with Item 402(v) of Regulation S-K, these amounts reflect “Total” compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Average Compensation Actually Paid to Non-PEO NEOs	2025	2024	2023	2022	2021
Average Summary Compensation Table Total	1,459,255	1,352,818	1,624,911	1,615,493	1,297,534
Less, average value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(737,932)	(531,793)	(628,597)	(639,430)	(385,342)
Less, change in pension value and Non-Qualified Deferred Compensation earnings	(3,675)	(480)	(354)	(278)	(7,487)
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	689,761	635,404	644,341	519,947	717,368
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	(97,962)	91,920	145,078	(111,663)	375,239
Plus (less), average year over year change in fair value of equity awards granted in prior years that vested in the year	(61,954)	113,399	189,379	(54,158)	206,265
Plus, change in dividends accrued	0	0	1,517	4,534	6,628
Average Compensation Actually Paid to Non-PEO NEOs	1,247,493	1,661,267	1,976,275	1,334,444	2,210,204

(5)
Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is October 1, 2020.

(6)
The peer group used for this purpose is the following published industry index: S&P MidCap 400 Specialty Retail Index.

(7)
Represents the amount of Net Income reflected in the Company’s audited financial statements for the applicable year. In fiscal 2023, the Company sold the Valvoline Global Products business, which created a significant increase to Net Income from the gain on the sale. Fiscal 2024 represents the Company’s first year as a pure-play automotive retail services business.

(8)
Adjusted EPS is a non-GAAP measure. Adjusted EPS is defined as diluted earnings per share calculated using adjusted income from continuing operations. See Appendix A for a reconciliation of adjusted EPS to the most directly comparable GAAP financial measure.

Financial Performance Measures
As described in greater detail under “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•
Adjusted EPS

•
Adjusted Net Income

•
Net Sales

•
Adjusted EBIT

•
TSR

Description of Certain Relationships between Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company
PROXY STATEMENT	57

utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid vs. Company TSR and Peer Group TSR
The following graph illustrates the relationship between Compensation Actually Paid for the PEO and average non-PEO NEO and the Total Shareholder Return of Valvoline and the S&P MidCap 400 Specialty Retail Index for the fiscal years ended September 30, 2025, 2024, 2023, 2022, and 2021.

14,000
12,000
10,000
8,000
6,000
4,000
2,000
00
Compensation Actually Paid ($000)
250.0
225.0
200.0
175.0
150.0
125.0
100.0
75.0
50.0
25.0
0.0
Total Shareholder Return ($)
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group TSR - S&P MidCap 400 Specialty Retail Index

58	PROXY STATEMENT

Compensation Actually Paid and Net Income
The following graph illustrates the relationship between Compensation Actually Paid for the PEO and average non-PEO NEO and the Company’s Net Income for the fiscal years ended September 30, 2025, 2024, 2023, 2022, and 2021.

Compensation Actually Paid ($000)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
00
Net Income (in $m)
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income (in $m)

PROXY STATEMENT	59

Compensation Actually Paid and Adjusted EPS
The following graph illustrates the relationship between Compensation Actually Paid for the PEO and average non-PEO NEO and the Company’s Adjusted EPS for the fiscal years ended September 30, 2025, 2024, 2023, 2022, and 2021.

14,000
12,000
10,000
8,000
6,000
4,000
2,000
00
Compensation Actually Paid ($000)
2.50
2.00
1.50
1.00
0.50
0.0
Adjusted EPS ($)
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Adjusted EPS ($)

60	PROXY STATEMENT

Compensation of Directors
Fiscal 2025 Director Compensation Program
The Compensation Committee is responsible for reviewing and making recommendations to the Board on the compensation of non-employee directors. To assist with this duty, the Compensation Committee has engaged Deloitte to perform periodic reviews of the Company’s non-employee director compensation program, including an analysis of market trends and benchmarking the Company’s non-employee director compensation program versus the Company’s peer group. The Compensation Committee reviewed the competitiveness of the Company’s non-employee director compensation program in relation to the Company’s peer group utilizing market data provided by Deloitte in November 2024 to recommend the annual cash and equity retainers for the director compensation program. At its meeting in January 2025, the Compensation Committee recommended that the Board not make any changes to the director compensation program for fiscal 2025. The Board approved the Compensation Committee’s recommendation maintaining cash and equity retainers consistent with the prior year director compensation program.
The following is a description of our director compensation program for non-employee directors for fiscal 2025. Ms. Flees, Valvoline’s President and Chief Executive Officer, did not receive additional compensation for her service on the Board.
Annual Retainer
Valvoline’s director compensation program for non-employee directors provides that each non-employee director receives an annual retainer of $100,000. In addition, the Chair of the Audit Committee receives an additional annual retainer of $20,000 and the Chairs of the Compensation and G&N Committees each receive an additional annual retainer of $15,000. The non-executive Chair of the Board receives an additional annual retainer of $115,000. Cash payments are made to each director on a quarterly basis.
Each non-employee director has the opportunity to participate in the Valvoline Inc. 2016 Deferred Compensation Plan for Non-Employee Directors (the “Director Deferral Plan”). Under the Director Deferral Plan, non-employee directors may elect to defer all or a portion of each retainer into the Director Deferral Plan. Directors who make an election to defer any portion of their retainers may have the deferred amounts held as common stock units (share equivalents) in the hypothetical Valvoline Common Stock fund or invested in the other available investment options within the Director Deferral Plan. Payments from the Director Deferral Plan may commence upon a director’s separation from the Board. Directors may elect to receive the payout in the form of a single lump sum or in installments not to exceed 15 years. Distributions for deferrals will be made pursuant to each director’s election and valued at the time of the distribution.
Annual Equity Award
Each non-employee director is also eligible to receive an annual award of restricted stock units pursuant to the 2016 Incentive Plan. The number of restricted stock units to be granted to each non-employee director shall be determined by dividing $135,000 (pro-rated as applicable for less than a full-year of service) by the 20-day average closing stock price of Valvoline Common Stock on the grant date. The restricted stock units vest and settle one year after the date of grant or, if the director does not seek re-election as a director, upon the date of the annual shareholder meeting that precedes such one-year anniversary, in each case subject to the director’s continued service. Directors may elect to defer settlement of the restricted stock units until their separation from service.
Stock Ownership Guidelines for Directors
The Board considers Valvoline Common Stock ownership by directors to be of utmost importance. The Board believes that such ownership enhances the commitment of directors to Valvoline’s future and aligns their interests with those of Valvoline’s shareholders. The Board has therefore established minimum stock ownership guidelines for non-employee directors which require each director to own Valvoline Common Stock having a value of at least five times the annual cash retainer. Each non-employee director has five years from the date elected to reach this ownership level. As of September 30, 2025, Mses. Kruse, Slater and Twinem and Messrs. Evans, Freeland, Manager and Sonsteby had achieved ownership in excess of the minimum stock ownership guidelines for non-employee directors. Mr. Pacious has until July 11, 2028 to meet his stock ownership guideline.
PROXY STATEMENT	61

Director Compensation Table
The following table is a summary of compensation information for fiscal 2025 for Valvoline’s non-employee directors.
Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	Total ($) (d)
Gerald W. Evans, Jr.	115,000	139,313	254,313
Richard J. Freeland	215,000	139,313	354,313
Carol H. Kruse	100,000	139,313	239,313
Vada O. Manager	115,000	139,313	254,313
Patrick S. Pacious	100,000	139,313	239,313
Jennifer L. Slater	100,000	139,313	239,313
Charles M. Sonsteby	100,000	139,313	239,313
Mary J. Twinem	120,000	139,313	259,313

(1)
The values reflected in column (b) include annual retainers paid for service as a non-employee director as well as retainers paid for service as the non-executive Chair of the Board or as a committee chair, as applicable. For 2025, Ms. Slater deferred 25% of her retainer to the Director Deferral Plan.

(2)
The values reflected in column (c) represent the grant date value of the fiscal 2025 restricted stock unit award made on January 28, 2025 to all non-employee directors who were elected at the 2025 Annual Meeting. These amounts were calculated in accordance with FASB ASC Topic 718 using the closing price of Valvoline Common Stock of $37.15 on January 28, 2025 for the restricted stock unit awards made on such date.

The following table identifies the aggregate outstanding number of shares of restricted stock and restricted/deferred stock units held by each non-employee director as of September 30, 2025.
Name	Shares of Restricted Stock (#)	Restricted/ Deferred Stock Units(1) (#)
Gerald W. Evans, Jr.	—	26,434
Richard J. Freeland	4,937	38,180
Carol H. Kruse	—	28,132
Vada O. Manager	4,937	193,930
Patrick S. Pacious	—	3,750
Jennifer L. Slater	—	13,983
Charles M. Sonsteby	4,937	50,026
Mary J. Twinem	4,937	43,086

(1)
Includes credit for reinvested dividends allocated since grant date for all directors.

62	PROXY STATEMENT

Miscellaneous
Stock Ownership Information
Stock Ownership of Directors, Director Nominees and Executive Officers
The following table presents, as of the Record Date, December 1, 2025, information relating to the beneficial ownership of Valvoline Common Stock by (i) each of our current directors (and nominees) (ii) each of our Named Executive Officers and (iii) all of our current directors (and nominees) and executive officers as a group. The address of each person listed below is the address of the Company. A person is deemed to have beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares except as described below.
Name of Beneficial Owner	Number of Shares of Valvoline Common Stock Beneficially Owned	Percentage of Class**
Lori A. Flees	81,070	*(1)
J. Kevin Willis	23,683	*
Mary E. Meixelsperger	200,845	*(2)
Linne R. Fulcher	12,784	*
Julie M. O’Daniel	33,527	*(1)(2)
Jonathan L. Caldwell	29,918	*(2)
Chris Carr	—	*
Gerald W. Evans, Jr.	26,434	*(1)(3)
Richard J. Freeland	51,192	*(1)(3)(4)
Carol H. Kruse	28,132	*(1)(3)
Vada O. Manager	199,050	*(1)(3)(4)
Patrick S. Pacious	9,490	*(3)
Jennifer L. Slater	13,983	*(3)
Charles M. Sonsteby	76,463	*(1)(3)(4)
Mary J. Twinem	53,023	*(1)(3)(4)
Janet S. Wong	—	*
All directors (and nominees) and executive officers as a group (17 people)	846,277	*

*
The percentage of shares beneficially owned does not exceed 1% of the class.

**
As of December 1, 2025, there were 127,241,976 shares of Valvoline Common Stock outstanding. Certain shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (e.g., upon exercise of an option) within 60 days of the date as of which the information is provided. Any such shares deemed to be beneficially owned are deemed to be outstanding shares for purposes of computing the percentage ownership of a person deemed to beneficially own such shares, but not for purposes of computing the percentage ownership of other persons.

(1)
Includes common stock units and/or deferred stock units (share equivalents) held by executive officers in the Valvoline Common Stock Fund under the Employee Deferral Plan and by directors under the Director Deferral Plan: as to Ms. Flees, 10,379 units; as to Ms. O’Daniel, 3,861 units; as to Mr. Evans, 11,150 units; as to Mr. Freeland, 22,896 units; as to Ms. Kruse, 16,588 units; as to Mr. Manager, 182,493 units; as to Mr. Sonsteby, 34,743 units; as to Ms. Twinem, 27,803 units; and as to all directors and executive officers as a group, 309,912 units.

(2)
Includes shares of Valvoline Common Stock with respect to which the executive officers have the right to acquire beneficial ownership within 60 calendar days after December 1, 2025, through the exercise of stock-settled SARs: as to as to Ms. Meixelsperger, 58,112 shares; as to Ms. O’Daniel, 8,637 shares; as to Mr. Caldwell, 5,166 shares; and as to all directors and executive officers as a group, 71,915 shares. All SARs included in this table are reported on a net basis based on the closing price ($30.29) of Valvoline Common Stock on December 1, 2025.

PROXY STATEMENT	63

(3)
Includes shares of Valvoline Common Stock with respect to which the directors have the right to acquire beneficial ownership within 60 calendar days after December 1, 2025, through the vesting of restricted stock units: as to Messrs. Evans, Freeland and Sonsteby and Ms. Twinem, 15,284 shares, as to Ms. Kruse, 11,544 shares, as to Mr. Manager, 11,437 shares, as to Mr. Pacious, 3,750 shares, as to Ms. Slater, 13,983 shares; and as to all directors and executive officers as a group, 101,849 shares.

(4)
Includes restricted shares of Valvoline Common Stock: as to each of Messrs. Freeland, Manager and Sonsteby and Ms. Twinem, 4,937 shares; and as to all directors and executive officers as a group, 19,748 shares.

Stock Ownership of Certain Beneficial Owners
The following table presents, as of December 1, 2025, information relating to the beneficial ownership of Valvoline Common Stock by each person known by Valvoline to own more than 5% of the outstanding shares of Valvoline Common Stock. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares except as described below.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class*
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	13,120,837	10.3%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	12,263,110	9.6%
Wasatch Advisors LP(3) 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	10,383,960	8.2%

*
Based on 127,241,976 shares of Valvoline Common Stock outstanding as of December 1, 2025.

(1)
Based upon information contained in a Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group (“Vanguard”), an investment adviser, beneficially owned 13,120,837 shares of Valvoline Common Stock as of December 29, 2023. Of such shares, Vanguard has sole voting power over 0 shares and shared voting power over 47,905 shares. Vanguard has sole dispositive power over 12,926,936 shares and shared dispositive power over 193,901 shares.

(2)
Based upon information contained in a Schedule 13G/A filed with the SEC on January 24, 2024. BlackRock, Inc., as parent holding company of BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, and BlackRock Fund Managers Ltd, beneficially owned 12,263,110 shares of Valvoline Common Stock as of December 31, 2023, with sole voting power over 11,840,122 shares and sole dispositive power over 12,263,110 shares.

(3)
Based upon information contained in a Schedule 13G/A filed with the SEC on August 12, 2025. Wasatch Advisors LP, an investment adviser, beneficially owned 10,383,960 shares of Valvoline Common Stock as of June 30, 2025 with sole voting power over 7,277,886 shares and sole dispositive power over all of such shares.

64	PROXY STATEMENT

Equity Compensation Plan Information
The following table provides information about the Company’s equity compensation plans under which Valvoline Common Stock may be issued as of September 30, 2025.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	1,977,140(1)	$26.44(2)	5,506,997(3)
Equity compensation plans not approved by stockholders	511,976(4)	$—	1,220,577(5)

(1)
This figure includes the following shares issuable under the 2016 Incentive Plan: (a) 1,336,722 shares that could be issued upon the exercise of stock-settled SARs, of which 1,102,369 were exercisable as September 30, 2025; (b) 377,688 shares that could be issued upon the vesting of restricted stock unit awards; and (c) 262,730 shares that could be issued upon vesting of PSU awards, assuming target level of achievement.

(2)
The weighted-average exercise price reflects SARs only and excludes shares in Valvoline Common Stock that may be issued upon the settlement of RSU or PSU awards. The weighted-average remaining contractual term for SARs outstanding as of September 30, 2025 was 5.0 years.

(3)
This figure represents 3,506,997 shares available for issuance under the 2016 Incentive Plan and 2,000,000 shares available for issuance under the Valvoline Inc. Employee Stock Purchase Plan. Under the 2016 Incentive Plan, full value awards, which include all awards other than options and stock-settled SARs, reduce the available share reserve on a 4-to-1 basis.

(4)
This figure includes 295,672 shares that may be issued under the Director Deferral Plan and 216,304 shares that may be issued under the Employee Deferral Plan. Both plans are unfunded, nonqualified deferred compensation plans. Eligible Directors in the Director Deferral Plan may elect to defer all or a portion of their annual retainer and other fees in hypothetical investment options, including mutual funds and Valvoline Common Stock. The Company has reserved 1,000,000 shares of Valvoline Common Stock for issuance under the Director Deferral Plan. The Employee Deferral Plan provides an opportunity for a select group of management and highly compensated employees to elect to defer up to 50% of their eligible base salary and up to 75% of their incentive compensation as a means of saving for retirement or other future purposes. Participants elect how to invest their account balances from a diverse set of hypothetical investment options, including mutual funds and Valvoline Common Stock. The Company has reserved 1,000,000 shares of Valvoline Common Stock for issuance under the Employee Deferral Plan. Because these plans are not equity compensation plans as defined by the rules of the NYSE, neither plan required approval by the Company’s shareholders.

(5)
This figure includes 611,994 shares available for issuance under the Director Deferral Plan and 608,583 shares available for issuance under the Employee Deferral Plan.

PROXY STATEMENT	65

Proposal Four—Approval of the Valvoline Inc. 2026 Omnibus Incentive Plan
We are seeking your vote to approve the Valvoline Inc. 2026 Omnibus Incentive Plan (the “2026 Incentive Plan”), which was adopted by the Board on November 13, 2025, subject to shareholder approval at the 2026 Annual Meeting. The Board adopted the 2026 Incentive Plan to replace the 2016 Valvoline Inc. Incentive Plan (the “Prior Plan”), which is scheduled to expire in 2026. The 2026 Incentive Plan is a flexible omnibus incentive plan that will allow the Company to use different forms of compensation awards to continue to attract and retain directors, officers, employees and consultants (including prospective directors, officers, employees and consultants) and enable such individuals to participate in the long-term growth and financial success of the Company and to align their interests with the Company’s shareholders.
The following information regarding the 2026 Incentive Plan is being provided to you in connection with the solicitation of proxies for the approval of the 2026 Incentive Plan. Our executive officers, directors and director nominees have an interest in the approval of the 2026 Incentive Plan, because they are (or, in the case of the director nominees, if elected, will be) eligible to receive awards under the 2026 Incentive Plan. The following description of the 2026 Incentive Plan is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the 2026 Incentive Plan. The full text of the 2026 Incentive Plan is attached as Appendix B to this Proxy Statement.
Reasons for the Proposal
Background
The Board adopted the 2026 Incentive Plan to replace the Prior Plan, which is scheduled to expire in 2026. No new awards will be granted under the Prior Plan as of the date the 2026 Incentive Plan is approved by the Company’s shareholders (the “Approval Date”). If the 2026 Incentive Plan is approved, the following shares of the Company’s Common Stock, $0.01 par value (“Shares”) would be available for delivery under the 2026 Incentive Plan: (i) 10,000,000 new Shares, plus (b) any Shares that are available for issuance under the Prior Plan as of the Approval Date or Shares granted under the Prior Plan that are forfeited on or after the Approval Date. As of December 1, 2025, 2,128,845 Shares remained available for issuance under the Prior Plan. Shares underlying outstanding awards granted under the Prior Plan will be settled using Shares authorized for issuance under the Prior Plan.
Deloitte LLC, the Compensation Committee’s independent compensation consultant, provided analysis to the Compensation Committee regarding the number of Shares to reserve for issuance pursuant to the 2026 Incentive Plan.
Shares Available for Future Awards
To meet our future equity compensation needs, the Board approved and adopted the 2026 Incentive Plan on November 13, 2025, subject to approval by our shareholders at the 2026 Annual Meeting. The 2026 Incentive Plan will become effective upon receiving shareholder approval at the 2026 Annual Meeting. By reserving 10,000,000 Shares for issuance under the 2026 Incentive Plan plus 2,128,845 Shares that remained available for issuance under the Prior Plan as of December 1, 2025, a total of 12,128,845 Shares will be available for future issuance, or a maximum of 4,042,948 Shares if the Company issues solely Full Value Awards (as defined below) utilizing the 3.0-to-1.0 fungible share ratio (without taking into account Shares granted under the Prior Plan that are forfeited on or after the Approval Date). We expect that the Shares authorized for issuance under the 2026 Incentive Plan will meet the Company’s equity compensation needs for approximately five years.
The 10,000,000 new Shares approved for issuance by the Board represents approximately 7.9% of the total number of Shares outstanding as of December 1, 2025. Our Common Stock is listed on the NYSE under the symbol “VVV.” On December 1, 2025, the closing price of our Common Stock on the NYSE was $30.29 per share.
Reasons for Voting for the Proposal
Our Board recommends that our shareholders approve the 2026 Incentive Plan. As noted above, the Prior Plan is scheduled to expire in 2026, and the Company would not have Shares available to meet our anticipated equity compensation needs. As discussed in this Proxy Statement, we rely on equity compensation to attract, retain and motivate directors, officers, and employees, link compensation with key business objectives and share price, and align interests with the Company’s shareholders. Approval of the 2026 Incentive Plan would further these objectives by
66	PROXY STATEMENT

allowing us to continue to grant equity awards to directors, officers, employees and consultants. If shareholders do not approve the 2026 Incentive Plan, our ability to attract, retain and motivate the directors, officers and employees we need to compete in our industry could be seriously harmed and negatively impact our long-term success.
In determining the number of Shares to reserve for issuance under the 2026 Incentive Plan, our Board considered the number of Shares available for future awards, the burn rate, the potential dilution resulting from the proposed share authorization, the shareholder value transfer resulting from the proposed share authorization, equity plan guidelines established by certain proxy advisory firms and advice provided by Deloitte, the independent compensation consultant to the Compensation Committee.
Burn Rate
A key equity metric utilized by the Compensation Committee in determining equity awards is our “burn rate,” which is generally the total number of Shares underlying grants of stock appreciation rights (“SARs”), restricted stock units (“RSUs”) and performance stock units (“PSUs”) we award each year relative to our weighted average number of Shares outstanding. As noted above, our Board considered our burn rate in determining the number of Shares to reserve for issuance under the 2026 Incentive Plan.
The following table shows our use of equity under the Prior Plan during the last three fiscal years:
Fiscal Year	Time- Based RSUs	PSUs	SARs	Total Granted(1)	Weighted Average # of Shares	Burn Rate
2025	193,660	141,866	176,950	512,476	127,900,000	0.40%
2024	153,870	177,369	90,380	421,619	130,100,000	0.32%
2023	201,179	247,649	112,638	561,466	161,600,000	0.35%
Average Burn Rate (2023 – 2025)						0.36%

(1)
The differences in total equity shares granted in the table above and the amounts reported in each respective Annual Report on Form 10-K relate to the presentation of estimated PSU performance achievement in the Form 10-K versus the final performance achievement, and for fiscal 2023, the Form 10-K reflects the equity awards granted that were subsequently modified related to the sale of Global Products.

2026 Incentive Plan Combines Compensation and Corporate Governance Best Practices
The 2026 Incentive Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:
•
Administration.   The 2026 Incentive Plan is administered by the Compensation Committee, which consists entirely of independent, non-employee directors.

•
Fungible Share Ratio.   Full value awards (Restricted Shares, RSUs and PSUs) reduce the share reserve more heavily than stock options and stock appreciation rights. Full value awards reduce the share reserve on a 3.0-to-1.0 basis and stock options and stock appreciation rights reduce the share reserve on a 1-to-1 basis.

•
No Liberal Share Counting or Recycling.   The share reserve shall not be increased by (i) any Shares tendered to us for payment of a stock option’s exercise price; (ii) any Shares withheld to satisfy tax withholding obligations in connection with an award; or (iii) any Shares repurchased by the Company with stock option proceeds.

•
No Evergreen Provision.   The 2026 Incentive Plan does not provide for an automatic annual increase to the share reserve (i.e., an “evergreen” provision), but instead reserves a fixed number of Shares for issuance. Shareholder approval is required to increase the share reserve.

•
Minimum Vesting for Equity Awards.   The 2026 Incentive Plan provides that no portion of a stock-based award may vest before the one-year anniversary of the grant date, subject to a five percent carve-out, as discussed below.

•
No Repricing.   The 2026 Incentive Plan prohibits the repricing, cash-out or other exchange of underwater stock options and stock appreciation rights without prior shareholder approval.

•
No Discounted Stock Options or Stock Appreciation Rights.   All stock options and stock appreciation rights granted under the 2026 Incentive Plan must have an exercise price equal to or greater than the fair market value of our Common Stock on the grant date.

PROXY STATEMENT	67

•
No Liberal Change in Control Provisions.   The 2026 Incentive Plan generally prohibits “single trigger” accelerated vesting of outstanding awards in connection with a change in control unless such awards are not assumed, continued, converted or replaced. If awards are assumed, continued, converted or replaced, the 2026 Incentive Plan permits accelerated vesting only if the employee is terminated without cause within the two-year period following the change in control. In addition, the definition of change in control requires the actual consummation of a transaction.

•
Annual limit on Director Awards.   The 2026 Incentive Plan imposes annual limits on equity and cash-based awards granted to any Independent Director.

•
Awards subject to forfeiture/clawback.   Awards granted under the 2026 Incentive Plan are subject to forfeiture/recovery in accordance with the Company’s clawback policy.

•
No Tax Gross-ups.   The 2026 Incentive Plan does not provide for any tax gross-ups.

Summary of Material Terms of the 2026 Incentive Plan
A summary of the material terms of the 2026 Incentive Plan, as proposed, is set forth below. The summary is qualified in its entirety by reference to the full text of the 2026 Incentive Plan, which is filed with this Proxy Statement as Appendix B.
Types of Awards
The 2026 Incentive Plan would provide for the grant of incentive stock options (“ISOs”), non-qualified stock options (“NSOs”), SARs, restricted shares, RSUs, PSUs, cash incentive awards, deferred share units, and other equity-based or equity-related awards.
Authorized Shares
Subject to adjustment for changes in capitalization, the maximum aggregate number of Shares that would be available to be delivered pursuant to awards granted under the 2026 Incentive Plan would be equal to the sum of (a) 10,000,000 new Shares, plus (b) any Shares that are available for issuance under the Prior Plan as of the Approval Date or Shares subject to outstanding awards granted under the Prior Plan that are forfeited on or after the Approval Date.
Any Shares issued or delivered under the 2026 Incentive Plan pursuant to restricted shares, RSUs, PSUs or other equity-based awards settled in Shares (collectively, “Full Value Awards”) reduce the Shares authorized for issuance on a 3.0-to-1.0 basis. Stock options and stock-settled SARs reduce the Shares authorized for issuance under the 2026 Incentive Plan on a one-for-one basis.
Subject to adjustment for changes in capitalization, the maximum aggregate number of Shares that may be delivered pursuant to ISOs granted under the 2026 Incentive Plan would be 10,000,000.
The maximum aggregate value of equity and cash-based awards granted to any Independent Director during any calendar year shall not exceed $750,000, except in the case of an Independent Director who serves as Chairman of the Board or Lead Director, in which case such limit shall be increased to $1,250,000.
Changes in Capitalization
In the event of any extraordinary dividend or other extraordinary distribution, recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off affecting the Shares, the Compensation Committees would make equitable adjustments to the number or kind of Shares reserved for issuance under the 2026 Incentive Plan and the terms of any outstanding award, including the number or kind of Shares subject to any outstanding award, the exercise price with respect to any outstanding award, and performance goals applicable to any outstanding award, as determined by the Compensation Committee in its sole discretion, in order to maintain the proportionate interest of the participants before and after the event. In the event of any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other similar corporate transactions, the Compensation Committee in its discretion would be permitted to make such adjustments and other substitutions to the 2026 Incentive Plan and awards under the 2026 Incentive Plan as it deemed appropriate or desirable.
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Substitute Awards
The Compensation Committee would be permitted to grant awards in assumption of, or in substitution for, outstanding awards previously granted by us or any of our affiliates or a company that we acquired or with which we combined. Any Shares issued by us through the assumption of or substitution for outstanding awards granted by a company that we acquired would not reduce the aggregate number of Shares available for awards under the Plan, except that awards issued in substitution for ISOs would reduce the number of Shares available for ISOs under the Plan.
Plan Administration
Our Compensation Committee will have sole authority to administer the 2026 Incentive Plan, including, but not limited to, the authority to (i) designate participants, (ii) determine the type or types of awards to be granted to a participant, (iii) determine the number of Shares or dollar value to be covered by awards, (iv) determine the terms and conditions of awards, (v) subject to the minimum vesting requirements, determine the vesting schedules of awards and, if certain performance criteria are required to be attained in order for an award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (vi) determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, Shares, other securities, other awards or other property, or canceled, forfeited or suspended, (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Compensation Committee (viii) interpret, administer, reconcile any inconsistency in, correct any default in or supply any omission in, the 2026 Incentive Plan, (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it should deem appropriate for the proper administration of the 2026 Incentive Plan, (x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards, and (xi) amend and outstanding award or grant a replacement award if the tax consequences differ from those expected to occur when the award was granted or clarifications or interpretations of, or changes to, tax law or regulations permit awards to be granted that have more favorable tax consequences and (xii) make any other determination and take any other action that the Compensation Committee deemed necessary or desirable for the administration of the 2026 Incentive Plan.
Eligibility
Any non-employee director, officer, employees or consultant (including any prospective non-employee director, officer, employee or consultant) of Valvoline or our affiliates are eligible to be granted awards under the 2026 Incentive Plan. We currently expect that awards generally will be limited to approximately 300 officers, employees, consultants and non-employee directors.
Stock Option and SAR Awards
The Compensation Committee would be permitted to grant ISOs, NSOs and SARs under the 2026 Incentive Plan. The exercise price for stock options or SARs would not be less than the fair market value of our Common Stock on the grant date. The Compensation Committee would not be permitted to reprice any stock option or SAR granted under the 2026 Incentive Plan without shareholder approval. All stock options granted under the 2026 Incentive Plan would be NSOs unless the applicable award agreement expressly stated that the stock option was intended to be an ISO. Subject to the provisions of the 2026 Incentive Plan and the applicable award agreement, the Compensation Committee would determine the vesting criteria, term, methods of exercise and any other terms and conditions of any stock option or SAR.
Unless otherwise set forth in the applicable award agreement, or as determined by the Compensation Committee, each vested stock option or SAR would expire upon the earlier of (i) the tenth anniversary of the date the stock option or SAR was granted and (ii) three months after the participant who was holding the stock option or SAR ceased to be a director, officer, employee or consultant for us or one of our affiliates, in the case of any such cessation for any reason other than death, disability or Qualifying Termination. Each unvested stock option or SAR would expire upon the tenth anniversary of the date the stock option or SAR was granted in the event the participant who was holding the stock option or SAR ceased to be a director, officer, employee or consultant for us or one of our affiliates by reason of death, disability or Qualifying Termination and each unvested stock option or SAR would expire immediately, without payment, in the event the participant who was holding the stock option or SAR ceased to be a director, officer, employee or consultant for us or one of our affiliates for any other reason.
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In the case of stock options, the exercise price would be permitted to be paid with cash (or its equivalent) or, in the sole discretion of the Compensation Committee, with previously acquired Shares or through delivery of irrevocable instructions to a broker to sell Shares otherwise deliverable upon the exercise of the stock option (provided that there was a public market for Shares at such time), by having us withhold Shares from those otherwise issuable pursuant to the exercise of the stock option, or, in the sole discretion of the Compensation Committee, a combination of any of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any such Shares so tendered to us as of the date of such tender, together with any Shares withheld by us in respect of taxes relating to a stock option, was at least equal to such aggregate exercise price.
Restricted Shares and Restricted Stock Unit Awards
Subject to the provisions of the 2026 Incentive Plan, the Compensation Committee would be permitted to grant restricted shares and RSUs. Restricted shares and RSUs would not be permitted to be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or the applicable award agreement, except that the Compensation Committee could determine that restricted shares and RSUs would be permitted to be transferred by the participant for no consideration. Restricted shares could be evidenced in such manner as the Compensation Committee would determine.
Upon the lapse of restrictions applicable to an RSU, the RSU could be paid in cash, Shares, other securities, other awards or other property, or any combination thereof, as determined by the Compensation Committee, or in accordance with the applicable award agreement.
Performance Stock Unit Awards
Subject to the provisions of the 2026 Incentive Plan, the Compensation Committee would be permitted to grant PSUs to participants. PSUs would be awards with an initial value established by the Compensation Committee (or that was determined by reference to a valuation formula specified by the Compensation Committee) at the time of the grant. In its discretion, the Compensation Committee would set performance goals that, depending on the extent to which they were met during a specified performance period, would determine the number or value of PSUs that would be paid out to the participant. The Compensation Committee, in its sole discretion, would be permitted to pay earned PSUs in the form of cash, Shares, other securities, other awards or other property, or any combination thereof, that would have an aggregate fair market value equal to the value of the earned PSUs at the close of the applicable performance period. The determination of the Compensation Committee with respect to the form and timing of payout of performance units would be set forth in the applicable award agreement. The Compensation Committee would be permitted to, on such terms and conditions as it might determine, provide a participant who holds PSUs with dividend equivalents, payable on a deferred basis in cash, Shares, other securities, other awards or other property.
Cash Incentive Awards
Subject to the provisions of the 2026 Incentive Plan, the Compensation Committee would be permitted to grant cash incentive awards to participants. In its discretion, the Compensation Committee would determine the number of cash incentive awards to be awarded, the duration of the period in which, and any condition under which, the cash incentive awards would vest or be forfeited, and any other terms and conditions applicable to the cash incentive awards. Subject to the provisions of the 2026 Incentive Plan, the holder of a cash incentive award would receive payment based on the amount of the cash incentive award earned, which would be determined by the Compensation Committee, in its discretion, based on the extent to which performance goals or other conditions applicable to the cash incentive award have been achieved.
Dividends and Dividend Equivalents
The Compensation Committee would be permitted to provide a participant who holds an award (other than a stock option, SAR or cash incentive award) with dividends or dividend equivalents that would be accumulated and become payable only to the extent that the underlying award vests and becomes payable.
Minimum Vesting Period
All awards (other than a cash incentive award or substitution award) would generally be subject to a minimum vesting period of one year, however, such minimum vesting period shall not prohibit the Compensation Committee
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from accelerating the vesting of any outstanding Award. However, up to 5% of the Shares available under the Plan may be granted free of any vesting requirements or subject to a vesting period of less than one year.
Change in Control
The 2026 Incentive Plan would provide that in the event of a Change in Control of the Company, any outstanding award may be assumed, continued or replaced by the surviving or resulting entity in connection with the Change in Control without the consent of the participant to the extent a replacement award is provided to replace the outstanding award.
Any outstanding award that is not assumed, continued or replaced upon a Change in Control shall be treated as follows:
•
Any stock options and SARs outstanding as of the date the Change in Control was determined to have occurred would become fully exercisable and vested, as of immediately prior to the Change in Control, except that the Compensation Committee may elect to cancel an outstanding option or SAR without payment to a participant if the exercise price or grant price exceeds the value, as determined by the Compensation Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control.

•
Any PSUs, cash incentive awards and any other awards subject to a performance condition(s) outstanding as of the date the change in control was determined to have occurred would become fully vested, as of immediately prior to the change in control, all performance conditions shall be deemed satisfied as if target performance was achieved and such vested awards shall be settled within thirty (30) days following such Change in Control (except to the extent that settlement of the award must be made pursuant to its original schedule in order to comply with Code Section 409A).

•
All other outstanding awards would automatically be deemed exercisable or vested and all restrictions and forfeiture provisions related thereto would lapse as of immediately prior to such Change in Control and will be paid out as soon as practicable following such Change in Control.

Unless otherwise provided pursuant to an award agreement, a “Change in Control” would be defined to mean any of the following events, generally:
•
the consummation of any consolidation, merger or similar transaction of the Company (a “Business Combination”) (other than a consolidation, merger or similar transaction of the Company into or with a direct or indirect wholly-owned subsidiary of the Company) as a result of which the shareholders of the Company immediately prior to the Business Combination own (directly or indirectly), immediately after the Business Combination, less than 50% of the then outstanding Shares that are entitled to vote generally for the election of directors of the corporation resulting from such Business Combination (including as a result of Shares being converted into cash, securities or other property) other than a Business Combination in which the holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination;

•
the consummation of any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, provided, however, that no sale, lease, exchange or other transfer shall be deemed to occur unless the fair market value of assets constituting at least 80% of the fair market value of the total assets of the Company are transferred pursuant to such sale, lease, exchange or other transfer;

•
the shareholders approve any plan or proposal for the liquidation or dissolution of the Company;

•
an acquisition by any person of beneficial ownership of a percentage of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors that was equal to 20% or more, without the approval of the Board; or

•
during any period of two consecutive years, a change in the composition of a majority of the board of directors, as constituted on the first day of such period, that was not supported by two-thirds of the incumbent board of directors.

Although award agreements may provide for a different definition of Change in Control than is provided for in the 2026 Incentive Plan, except in the case of a transaction described in the third bullet above, any definition of Change in Control set forth in any award agreement would provide that a Change in Control would not occur until consummation or effectiveness of a Change in Control of the Company, rather than upon the announcement,
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commencement, shareholder approval or other potential occurrence of any event or transaction that, if completed, would result in a Change in Control of the Company.
Non-Transferability
A participant may not assign or transfer, in whole or in part, an award granted to the participant under the 2026 Incentive Plan, other than by will or the laws of descent and distribution.
Clawback
Awards granted under the 2026 Incentive Plan will be subject to forfeiture or repayment pursuant to the Clawback Policy (as described in the “Governance Policies and Practices—Clawback Policy” section of this Proxy Statement) or the terms of any other applicable compensation recovery policy adopted by us as in effect from time to time.
Amendment; Termination
Subject to any shareholder approval that may be required by law or the rules of the NYSE, our Board may amend, alter, suspend or terminate the 2026 Incentive Plan in whole or in part and at any time.
Term of the Plan
Unless terminated earlier by our Board, the 2026 Incentive Plan will terminate on the tenth anniversary of the Approval Date and no awards may be granted under the 2026 Incentive Plan after that date.
Certain Federal Income Tax Effects
The following summary briefly describes U.S. federal income tax consequences of awards granted under the 2026 Incentive Plan, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants should consult their own professional tax advisors concerning tax aspects of awards granted under the 2026 Incentive Plan. The discussion below concerning tax deductions that may become available to the Company under U.S. federal tax law is not intended to imply that the Company will necessarily obtain a tax benefit from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.
Incentive Stock Options
Neither the grant nor the exercise of an ISO results in taxable income to the participant for regular federal income tax purposes. However, an amount equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of Shares with respect to which the ISO is being exercised will count as “alternative minimum taxable income” which, depending on the particular facts, could result in liability for the “alternative minimum tax,” or AMT. If the participant does not dispose of the Shares issued pursuant to the exercise of an ISO until the later of the two-year anniversary of the date of grant of the ISO and the one-year anniversary of the date of the acquisition of those Shares, then (a) upon a later sale or taxable exchange of the Shares, any recognized gain or loss would be treated for tax purposes as a long-term capital gain or loss and (b) the Company would not be permitted to take a deduction with respect to that ISO for federal income tax purposes.
If Shares acquired upon the exercise of an ISO were disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally the participant would realize ordinary income in the year of disposition in an amount equal to the lesser of (i) any excess of the fair market value of the Shares at the time of exercise of the ISO over the amount paid for the Shares or (ii) the excess of the amount realized on the disposition of the Shares over the participant’s aggregate tax basis in the Shares (generally, the exercise price). A deduction would be available to the Company equal to the amount of ordinary income recognized by the participant. Any further gain realized by the participant will be taxed as short-term or long-term capital gain and would not result in any deduction by the Company. A disqualifying disposition occurring in the same calendar year as the year of exercise would eliminate the alternative minimum tax effect of the ISO exercise.
Special rules may apply where all or a portion of the exercise price of an ISO is paid by tendering Shares, or if the Shares acquired upon exercise of an ISO are subject to substantial forfeiture restrictions. The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of Shares acquired upon exercise of an ISO
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assumes that the ISO is exercised during employment or within three months following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NSOs, except that special rules apply in the case of disability or death. An individual’s stock options otherwise qualifying as ISOs will be treated for tax purposes as NSOs (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.
Nonqualified Stock Options
An NSO would result in no taxable income to the participant or deduction to the Company at the time it is granted. A participant exercising an NSO would, at that time, realize taxable compensation equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of Shares with respect to which the option is being exercised. If the NSO was granted in connection with employment, this taxable income would also constitute “wages” subject to withholding and employment taxes. A corresponding deduction would be available to the Company. The foregoing summary assumes that the Shares acquired upon exercise of an NSO option are not subject to a substantial risk of forfeiture.
Stock Appreciation Rights
A SAR would result in no taxable income to the participant or deduction to the Company at the time it is granted. A participant exercising a SAR would, at that time, recognize taxable income equal to (i) the per-share fair market value of a Share on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of Shares with respect to which the SAR is being exercised. If the SAR were granted in connection with employment, this taxable income would also constitute “wages” subject to withholding and employment taxes. A corresponding deduction would be available to the Company. To the extent the SAR is settled in Shares any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.
Restricted Shares
A participant acquiring restricted shares generally would recognize ordinary income equal to the fair market value of the Shares on the date the Shares are no longer subject to a substantial risk of forfeiture (and are freely transferable) unless the participant had elected to make a timely election pursuant to Section 83(b) of the Code, in which case, the participant would recognize ordinary income on the date the Shares were acquired. If the participant is an employee, such ordinary income generally would be subject to withholding and employment taxes. Upon the sale of restricted shares, any gain or loss, based on the difference between the sale price and the fair market value upon which the participant recognized ordinary income, would be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant at the same time that income is recognized by the participant.
Restricted Stock Units, Performance Stock Units, Cash Incentive Awards or Other Stock-Based Awards
The grant of RSUs, PSUs, cash incentive awards or other stock-based awards would result in no taxable income to the participant or deduction to the Company at the time of grant. A participant awarded one of these awards would recognize ordinary income in an amount equal to the fair market value of the compensation issued to the participant on the settlement date. If the participant is an employee, such ordinary income would constitute “wages” subject to withholding and employment taxes. Where an award is settled in Shares, any additional gain or loss recognized upon the disposition of such Shares or property would be capital gain or loss.
Section 409A
Section 409A of the Code imposes restrictions on nonqualified deferred compensation. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. While most awards granted under the 2026 Incentive Plan are anticipated to be exempt from the requirements of Section 409A, awards that are not exempt are intended to comply with Section 409A of the Code.
New Plan Benefits
The benefits to be received pursuant to the 2026 Incentive Plan by the Company’s non-employee directors, executive officers, employees and consultants are not determinable at this time. Any future awards granted to eligible
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participants under the 2026 Incentive Plan will be made at the discretion of the Compensation Committee, and no such determination as to future awards or who might receive them has been made.
The 2026 Incentive Plan shall be deemed approved if the number of votes cast “for” the approval of the 2026 Incentive Plan exceeds the number of votes cast “against” the approval of the 2026 Incentive Plan. Abstentions and broker non-votes will not be counted as votes cast “for” or “against” the approval of the 2026 Incentive Plan.
If no voting specification is made on a properly returned or voted proxy card, Lori A. Flees or Julie M. O’Daniel (as proxies named on the proxy card) will cast the votes represented by such proxy card FOR the approval of the 2026 Incentive Plan.
The Board of Directors unanimously recommends that shareholders vote FOR the approval of the Valvoline Inc. 2026 Omnibus Incentive Plan.
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Proxy Solicitation Costs
Valvoline is soliciting the proxies to which this Proxy Statement relates. All costs of soliciting proxies, including the cost of preparing and mailing the Proxy Statement and any accompanying material, will be borne by Valvoline. Expenses associated with this solicitation may also include charges and expenses of banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares. Solicitations may be made by mail, telephone, facsimile, electronic means and personal interview, and by officers and employees of Valvoline, who will not be additionally compensated for such activity. We have also retained Georgeson LLC to assist in the solicitation for a fee of $17,000, plus reasonable out-of-pocket expenses. We may also reimburse brokers, banks, or other agents for the cost of forwarding proxy materials to beneficial owners.
Shareholder Proposals for the 2027 Annual Meeting
Under SEC rules, if a shareholder wants us to include a shareholder proposal in our Proxy Statement for the 2027 Annual Meeting, our Corporate Secretary must receive the proposal at our principal executive offices on or before August 21, 2026, which is 120 calendar days before the one-year anniversary of the mailing date of our Proxy Statement for the 2026 Annual Meeting. All proposals must comply with Rule 14a-8 under the Exchange Act.
Our By-laws establish an advance notice procedure for any shareholder who wishes to propose an item of business for consideration at our 2027 Annual Meeting but does not intend for the proposal to be included in our Proxy Statement. Pursuant to these procedures, the shareholder must provide advance written notice of such proposal to our Corporate Secretary, which must contain the information required by our By-laws with respect to the shareholder and the business to be brought before the 2027 Annual Meeting. To be timely for our 2027 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive offices no earlier than the close of business on September 30, 2026 and no later than the close of business on October 30, 2026. If we hold our 2027 Annual Meeting more than 30 days before or more than 60 days after the one-year anniversary date of our 2026 Annual Meeting, our Corporate Secretary must receive the written notice no earlier than the close of business on the 120th day prior to the date of the 2027 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to the date of the 2027 Annual Meeting and (ii) the 10th day following the day on which public announcement of the 2027 Annual Meeting is first made. The chairman of an annual meeting of shareholders may refuse to acknowledge any person’s proposal not made in compliance with our By-laws. A copy of our By-laws is available on our website at http://investors.valvoline.com or on the SEC’s website at http://www.sec.gov. Shareholders may also obtain a copy of our By-Laws by sending a written request to the Corporate Secretary of Valvoline Inc., 100 Valvoline Way, Suite 100, Lexington, KY 40509.
Shareholders should send all proposals for the 2027 Annual Meeting via registered, certified or express mail to the Corporate Secretary of Valvoline Inc. at 100 Valvoline Way, Suite 100, Lexington, KY 40509.
Other Matters
As of the date of this Proxy Statement, Valvoline does not know of any business to be presented for consideration at the 2026 Annual Meeting, other than the items referred to in this Proxy Statement. If any additional matter is properly brought before the 2026 Annual Meeting for shareholder action, properly voted proxies will be voted in accordance with the judgment of the proxies named therein.
If you wish to vote by proxy, please do so by visiting the website listed on your proxy card, by calling the telephone number specified on your proxy card or by mailing a completed, signed and dated proxy card. You may also vote by attending the 2026 Annual Meeting and voting your shares in person. We appreciate your prompt attention to these matters, and your continued confidence in Valvoline.
Julie M. O’Daniel
Senior Vice President, Chief Legal Officer and Corporate Secretary
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Questions and Answers About the Annual Meeting
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Why did I receive these proxy materials?

You are invited to attend the 2026 Annual Meeting of Shareholders of Valvoline Inc. and vote on the proposals described in this Proxy Statement because you were a shareholder of record of Valvoline Common Stock, as of the close of business on December 1, 2025, the Record Date for determination of shareholders entitled to notice of and to vote at the 2026 Annual Meeting.
The 2026 Annual Meeting is being held at 1:00 p.m. (ET) on January 28, 2026, at Valvoline’s corporate headquarters, 100 Valvoline Way, Lexington, KY 40509.
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What is included in these proxy materials?

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The Notice of Annual Meeting of Shareholders;

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This Proxy Statement for the 2026 Annual Meeting; and

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Valvoline’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025.

If you received printed versions by mail, these printed proxy materials also include the proxy card or voting instruction form for the 2026 Annual Meeting.
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Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this Notice of Annual Meeting of Shareholders and Proxy Statement, together with our 2025 Annual Report, by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they have specifically requested them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice”) will be mailed to shareholders starting on or around December 19, 2025.
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How do I access the proxy materials?

The Notice will provide you with instructions regarding how to view Valvoline’s proxy materials for the 2026 Annual Meeting, including this Proxy Statement and the 2025 Annual Report, on the Internet. The Notice also instructs you on how you may submit your vote. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
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Who can attend the 2026 Annual Meeting?

Each shareholder of record of Valvoline as of the Record Date is invited to attend the 2026 Annual Meeting, although seating is limited. If your shares are held in the name of a broker, bank or other nominee, you will need to bring valid photo identification, such as a driver’s license or passport, and an account statement, proxy or letter from that nominee that confirms you are the beneficial owner of those shares as of the Record Date.
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Who may vote at the 2026 Annual Meeting?

Only shareholders of record of Valvoline common stock as of the Record Date are entitled to receive the Notice of Annual Meeting of Shareholders and to vote their shares at the 2026 Annual Meeting. As of the Record Date, there were 127,241,976 shares of Valvoline Common Stock issued and outstanding and entitled to vote. Each share of Valvoline Common Stock entitles the shareholder to one vote on each matter properly brought before the 2026 Annual Meeting.
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What am I voting on?

At our 2026 Annual Meeting, shareholders will consider and vote on the following matters:
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Election of nine members of our Board to serve until our 2027 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

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Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026;

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•
Non-binding advisory resolution approving our executive compensation (“Say on Pay”);

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Approval of the Valvoline Inc. 2026 Omnibus Incentive Plan; and

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Consideration and transaction of any other business properly brought before the 2026 Annual Meeting.

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What is the Board’s voting recommendation?

The Board recommends that you vote your shares:
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“FOR” each of the nominees to the Board;

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“FOR” the ratification of the appointment of EY as our independent registered public accounting firm for fiscal 2026;

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“FOR” the non-binding advisory resolution approving our executive compensation; and

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“FOR” the approval of the Valvoline Inc. 2026 Omnibus Incentive Plan.

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How can I vote?

If you are a registered shareholder as of the Record Date, you can vote (i) by attending and voting at the 2026 Annual Meeting, (ii) by following the instructions on the proxy card for voting by telephone or by Internet or (iii) by completing and signing your enclosed proxy card, dating it and returning it by mail in the accompanying enclosed, pre- addressed postage-paid envelope. If you hold shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available. If you hold your shares through a broker, bank or other nominee and would like to vote in person at the 2026 Annual Meeting, you must first obtain a proxy issued in your name from the institution that holds your shares.
All shares represented by validly executed proxies will be voted at the 2026 Annual Meeting, and such shares will be voted in accordance with the instructions provided. If no voting specification is made on your returned proxy card, Lori A. Flees or Julie M. O’Daniel, as individuals named on the proxy card, will cast the votes represented by such proxy card (i) FOR the election of each of the nine director nominees, (ii) FOR the ratification of EY as our independent registered public accounting firm for fiscal 2026, (iii) FOR the approval of the Valvoline Inc. 2026 Omnibus Incentive Plan; and (iv) FOR the non-binding advisory resolution approving our executive compensation.
We encourage shareholders to submit proxies in advance of the 2026 Annual Meeting by telephone, by Internet or by mail. You can ensure that your shares are voted at the 2026 Annual Meeting by following the instructions on the enclosed form of proxy card and submitting your votes by telephone, by Internet, or by completing, signing, dating and returning the enclosed form of proxy. Sending your proxy by any of these methods will not affect your right to attend and vote at the 2026 Annual Meeting in person or by executing a proxy designating a representative to vote for you at the 2026 Annual Meeting. If you wish to attend and vote your shares at the 2026 Annual Meeting, follow the steps laid out below under “How can I attend and vote my shares at the 2026 Annual Meeting?”.
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How can I attend and vote my shares at the 2026 Annual Meeting?

Shares of Valvoline Common Stock held directly in your name as the shareholder of record as of the Record Date may be voted in person at the 2026 Annual Meeting. Admission to the 2026 Annual Meeting will be on a first-come, first-served basis. Shareholders wishing to attend the 2026 Annual Meeting in person are requested to pre-register. To register for the 2026 Annual Meeting, please contact our investor relations office at 1-859-357-3155, or send an e-mail to IR@valvoline.com by 5:00 p.m. (ET) on January 27, 2025. In-person registration will also be available on the day of the 2026 Annual Meeting beginning at 12:00 p.m. (ET).
If you wish to attend the 2026 Annual Meeting and vote in person, you will need to provide proof of identification (such as a driver’s license or passport) and proof of stock ownership as of the Record Date and then you will be presented a ballot. Beneficial shares, held either in street name or credited to your account under a Company employee or director plan, cannot be voted at the 2026 Annual Meeting unless you obtain a signed proxy from the shareholder of record authorizing you to vote these shares.
When you arrive, signs will direct you to the appropriate meeting room. The use of computers, cell phones, pagers, recording or photographic equipment is not permitted in the meeting room at the 2026 Annual Meeting.
Even if you plan to attend the 2026 Annual Meeting in person, we encourage you to vote your shares by completing a proxy. If you plan to vote in person at the 2026 Annual Meeting and you hold your shares of Valvoline Common Stock
PROXY STATEMENT	77

in “street name”, you must obtain a valid legal proxy from the broker or other nominee holding your account and bring that proxy to the 2026 Annual Meeting.
•
How do I vote shares attributable to the units held in the Valvoline Common Stock Fund within my Valvoline 401(k) Plan account?

If you are a participant in the Valvoline 401(k) Plan and are invested in the Valvoline Common Stock Fund within such plan as of the Record Date, you are entitled to instruct the trustee, Fidelity Management Trust Company, on how to vote any shares attributable to the units held in the Valvoline Common Stock Fund within your Valvoline 401(k) Plan account. The trustee will vote such shares as you instruct. To allow sufficient time for the trustee to vote, your voting instructions must be received by no later than 11:59 p.m. (ET) on January 23, 2025. If you do not provide instructions by that time, the shares attributable to the units held in the Valvoline Common Stock Fund within your Valvoline 401(k) Plan account will be voted by the trustee in the same proportion as it votes all the shares for which it has received timely voting instructions.
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What shares are included on the proxy card?

Your proxy card represents all shares of Valvoline Common Stock that are registered in your name. If your shares are held through a broker, bank or other nominee, you will receive either a voting instruction form or a proxy card from your broker, bank or other nominee instructing you on how to vote your shares.
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What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Many Valvoline shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name with Valvoline’s transfer agent, EQ Shareowner Services, you are considered the shareholder of record for those shares, and we sent this proxy statement and accompanying proxy card directly to you. To vote, please complete, sign, date and return the proxy card, or follow the instructions on the proxy card to vote by telephone or the Internet.
Beneficial Owner
If your shares are held in a stock brokerage account or by another nominee (including a trust used in connection with a Company employee or director plan), you are considered the beneficial owner of shares held in street name, and your broker or nominee is considered to be the shareholder of record. If you are a participant in the Valvoline 401(k) Plan, you are the beneficial owner of the shares attributable to the units held in the Valvoline Common Stock Fund within your Valvoline 401(k) Plan account. As the beneficial owner, this proxy statement and accompanying form of proxy card were forwarded to you by the shareholder of record. As the beneficial owner, you may direct and provide voting instructions to your broker or nominee to vote the shares held in your account by proxy by completing, signing, dating and returning the enclosed form of proxy card provided to you by your broker or other nominee or by telephone or the Internet by following the instructions provided in the proxy card. Please follow the instructions on your form of proxy card carefully. You are also invited to attend the 2026 Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the 2026 Annual Meeting unless you obtain a signed proxy from the shareholder of record authorizing you to vote the shares.
Your broker or other nominee has enclosed a form of proxy card for you to use to direct it how to vote your shares. Please instruct your broker or other nominee how to vote your shares using the form of proxy card you received from it. Please return your completed form of proxy card to your broker or other nominee or contact the person responsible for your account so that your vote can be counted. If your broker or other nominee permits you to provide voting instructions by telephone or the Internet, you may vote that way as well.
•
Can I change my vote once I vote by mail, by telephone or over the Internet?

Yes. You have the right to change or revoke your proxy (i) at any time before the 2026 Annual Meeting by (a) notifying our Corporate Secretary in writing, (b) returning a later-dated proxy card by mail or (c) entering a later dated telephone or Internet vote; or (ii) by attending the 2026 Annual Meeting and voting in person, which will automatically cancel any proxy previously given, or by revoking your proxy in person, but attendance alone will not revoke any proxy that you have previously given.
78	PROXY STATEMENT

If your shares are held through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote.
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Who will count the vote?

A representative of Broadridge Financial Solutions, Inc. will serve as the inspector of election for the 2026 Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast by proxy and in person.
•
Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote or (iii) to facilitate a successful proxy solicitation by the Board. Occasionally, shareholders provide written comments on their proxy card, which are forwarded to the Company’s management.
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What constitutes a quorum?

As of the Record Date, 127,241,976 shares of Valvoline Common Stock were outstanding and entitled to vote at the 2026 Annual Meeting. A majority of the shares issued and outstanding and entitled to be voted at the 2026 Annual Meeting must be present in person or by proxy to constitute a quorum to transact business at the 2026 Annual Meeting. If you vote in person, by telephone, over the Internet or by returning a properly executed proxy card, you will be considered a part of that quorum. Abstentions and broker non-votes (i.e., when a broker does not have authority to vote on a specific issue) will be treated as present for the purpose of determining whether a quorum is obtained.
•
What vote is required for approval of each matter to be considered at the 2026 Annual Meeting?

•
Election of Directors—Pursuant to Article V of our Articles, a director nominee will be deemed elected if the number of votes cast “FOR” that director nominee exceeds the number of votes cast “AGAINST” that director nominee.

•
Ratification of independent registered public accounting firm—The appointment of EY as the Company’s independent registered public accounting firm for fiscal 2026 will be deemed ratified if the number of votes cast “FOR” its ratification exceeds the number of votes cast “AGAINST” it.

•
Non-binding advisory resolution approving our executive compensation—The non-binding advisory resolution approving our executive compensation will be deemed passed if the number of votes cast “FOR” the resolution exceeds the number of votes cast “AGAINST” it.

•
Approval of the Valvoline Inc. 2026 Omnibus Incentive Plan—The Valvoline Inc. 2026 Omnibus Incentive Plan will be deemed approved if the number of votes cast “FOR” its approval exceeds the number of votes cast “AGAINST” it.

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What happens if I don’t give specific voting instructions?

If you (i) sign and return a proxy card without giving specific voting instructions or (ii) indicate when voting by telephone or over the Internet that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on each of the matters presented in this proxy statement for which you did not provide specific voting instructions, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2026 Annual Meeting.
As of the date of this proxy statement, the Board knows of no business other than that set forth above to be transacted at the 2026 Annual Meeting, but if other matters requiring a vote do arise, it is the intention of the persons named in the proxy card (Lori A. Flees or Julie M. O’Daniel, the Company’s management proxies), to whom you are granting your proxy, to vote in accordance with their best judgment on such matters.
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What is a Broker Non-Vote?

If your shares are held by a broker, you must instruct the broker on how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is referred to as a “broker non-vote.” Broker non-votes are counted as present in determining
PROXY STATEMENT	79

whether a quorum exists at the 2026 Annual Meeting but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE.
Under the NYSE rules, your broker has discretionary authority to vote your shares on the ratification of the Company’s independent registered public accounting firm, even if your broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of Directors, the advisory vote on executive compensation, or the approval of the Valvoline Inc. 2026 Omnibus Incentive Plan without instructions from you. If you do not instruct your broker on these discretionary matters, a broker non-vote will occur and your shares will not be voted on these matters.
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How are abstentions treated?

Abstentions are counted for the purpose of determining whether a quorum is present. For the purpose of determining whether shareholders have elected any director named in Proposal 1, determining the recommendation of the shareholders for Proposal 2 (ratification of independent registered public accounting firm), Proposal 3 (non-binding advisory resolution approving executive compensation), and Proposal 4 (approval of the Valvoline Inc. 2026 Omnibus Incentive Plan), abstentions are not treated as votes cast affirmatively or negatively, and therefore have no effect on the outcome of such proposals.
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Who will pay for the cost of this Proxy Solicitation?

The Company is making this proxy solicitation and will bear the cost of soliciting proxies. In addition to these proxy materials, the solicitation of proxies may be made in person, by telephone or by other electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.
We have also retained Georgeson LLC to assist in the solicitation for a fee of $17,000, plus reasonable out-of-pocket expenses. We may also reimburse brokers, banks or other agents for the cost of forwarding proxy materials to beneficial owners.
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Can I access the Company’s Proxy Statement and 2025 Annual Report electronically?

Yes. This Proxy Statement and the 2025 Annual Report are available on our investor relations website at http://investors.valvoline.com/financial-reports/proxy, and at the SEC’s website, http://www.sec.gov.
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Does the Company offer an opportunity to receive future proxy materials electronically?

Yes, if you wish to view Valvoline’s future proxy materials and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote through the Internet. If you vote by telephone, by mail or in person, you will not have the option to elect electronic delivery while voting. If you elect electronic delivery, we will discontinue mailing our proxy materials and annual reports to you beginning next year (absent a contested election) and will instead send you an e-mail message notifying you of the Internet address or addresses where you may access such proxy materials and annual reports and vote your shares.
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Where can I find the voting results of the meeting?

We intend to announce preliminary voting results at the 2026 Annual Meeting. We will report the final voting results on a Current Report on Form 8-K filed with the SEC within four business days after the 2026 Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the 2026 Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an amended Form 8-K with the SEC to disclose the final voting results. You can obtain a copy of the Form 8-K from our investor relations website at http://investors.valvoline.com/ sec-filings or through the SEC’s website at http://www.sec.gov.
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Who can I contact if I have questions or need assistance in voting my shares, or if I need additional copies of the proxy materials?

Please contact Georgeson LLC, the firm assisting the Company in the solicitation of proxies, toll free at (877) 847-1383.
80	PROXY STATEMENT

Appendix A
Non-GAAP Reconciliations
The following tables reconcile income from continuing operations and diluted earnings per share (EPS) to adjusted income from continuing operations and adjusted diluted EPS; and income from continuing operations to EBITDA, adjusted EBITDA and adjusted EBIT for the periods presented. We believe the use of these non-GAAP measures assist investors in understanding our ongoing operating performance by presenting comparable financial results between periods. The non-GAAP information provided is used by management and may not be comparable to similar measures disclosed by other companies, because of differing methods used by other companies in calculating adjusted diluted EPS, EBITDA, adjusted EBITDA and adjusted EBIT.
Valvoline Inc.
Reconciliation of Non-GAAP Data
Adjusted Income and Adjusted Diluted EPS from Continuing Operations
	Year ended September 30
(In millions, except per share amounts)	2025	2024
Income from continuing operations	$214.8	$214.5
Adjustments:
Net pension and other postretirement plan expenses	23.6	11.7
Net legacy and separation-related (income) expenses	1.4	(0.7)
Information technology transition costs	11.5	10.4
Debt extinguishment and modification costs	—	7.3
Investment and divestiture-related costs (income)	(50.2)	(40.2)
Total adjustments, pre-tax	(13.7)	(11.5)
Income tax (benefit) expense of adjustments	3.8	2.6
Total adjustments, after tax	(9.9)	(8.9)
Adjusted Income from continuing operations(a)	$204.9	$205.6
Reported diluted earnings per share from continuing operations	$1.67	$1.63
Adjusted diluted earnings per share from continuing operations(b)	$1.59	$1.57
Weighted average diluted common shares outstanding	128.6	131.0

(a)
Adjusted income from continuing operations is defined as income from continuing operations adjusted for the effects of key items.

(b)
Adjusted diluted earnings per share from continuing operations is defined as diluted earnings per share calculated using adjusted income from continuing operations.

PROXY STATEMENT	A-1

Valvoline Inc.
Reconciliation of Non-GAAP Data
Adjusted EBITDA and Adjusted EBIT from Continuing Operations
	Year ended September 30
(In millions)	2025	2024
Income from continuing operations	$214.8	$214.5
Add:
Income tax expense	77.5	69.1
Net interest and other financing expenses	74.0	71.9
Depreciation and amortization	119.4	105.9
EBITDA from continuing operations(a)	485.7	461.4
Key items:
Net pension and other postretirement plan expenses(b)	23.6	11.7
Net legacy and separation-related (income) expenses(c)	1.4	(0.7)
Information technology transition costs(d)	11.5	10.4
Investment and divestiture-related (income) costs(e)	(55.4)	(40.2)
Adjusted EBITDA from continuing operations(a)	466.8	442.6
Less:
Depreciation and amortization	119.4	105.9
Adjusted EBIT from continuing operations(a)	$347.4	$336.7

(a)
EBITDA from continuing operations is defined as income from continuing operations, plus income tax expense, net interest and other financing expenses, and depreciation and amortization attributable to continuing operations. Adjusted EBITDA from continuing operations is EBITDA adjusted for key items attributable to continuing operations. Adjusted EBIT from continuing operations is defined as Adjusted EBITDA from continuing operations less depreciation and amortization.

(b)
Includes several elements impacted by changes in plan assets and obligations that are primarily driven by the debt and equity markets, including remeasurement gains and losses, when applicable; and recurring non-service pension and other postretirement net periodic activity, which consists of interest cost, expected return on plan assets and amortization of prior service credits. Management considers these elements are more reflective of changes in current conditions in global markets (in particular, interest rates), outside the operational performance of the business, and are also legacy amounts that are not directly related to the underlying business and do not have an impact on the compensation and benefits provided to eligible employees for current service. Refer to Note 10 in the Notes to Consolidated Financial Statements in Item 8 of Part II of the Company’s 2025 Annual Report on Form 10-K for further details.

(c)
Activity associated with legacy businesses, including the separation from Valvoline’s former parent company and its former Global Products reportable segment. This activity includes the recognition of and adjustments to indemnity obligations to its former parent company; certain legal, financial, professional advisory and consulting fees; and other expenses incurred by the continuing operations in connection with and directly related to these separation transactions and legacy matters. This incremental activity directly attributable to legacy matters and separation transactions is not considered reflective of the underlying operating performance of the Company’s continuing operations. During the fiscal three months ended September 30, 2024, the Company recognized $25.7 million of pre-tax expense to reflect its increased estimated indemnity obligation which also resulted in an income tax benefit of $29.0 million to reflect the release of valuations allowances in connection with the amendment of the Tax Matters Agreement with Valvoline’s former parent company.

(d)
Consists of expenses incurred related to the Company’s information technology transitions, primarily related to implementing stand-alone enterprise resource planning and human resource information systems that generally began in fiscal 2023 following the sale of the former Global Products reportable segment. These expenses include data conversion, training, redundant expenses incurred from duplicative technology platforms, and temporary support, which includes consulting fees and professional services to support certain enhanced manual procedures and material weakness remediation efforts. These incremental costs are directly associated with technology transitions and are not considered to be reflective of the ongoing expenses of operating the Company’s technology platforms.

(e)
Consists of activity directly associated with significant acquisitions, investments and divestitures, including professional and consulting fees for legal and advisory services, in addition to gains or losses recognized upon disposition, temporary financing costs directly associated with expected transactions, acquisition-related incentive compensation costs, and expense recognized to reduce the carrying values of investments determined to be impaired. This activity is not considered to be reflective of the underlying performance of the Company’s ongoing continuing operations.

A-2	PROXY STATEMENT

Appendix B
Valvoline Inc. 2026 Omnibus Incentive Plan
VALVOLINE INC.
2026 OMNIBUS INCENTIVE PLAN
SECTION 1. Purpose.   The purpose of this Valvoline Inc. 2026 Omnibus Incentive Plan (the “Plan”) is to promote the interests of Valvoline Inc. and its shareholders by (a) attracting and retaining directors, officers, employees and consultants (including prospective directors, officers, employees and consultants) of the Company (as defined below) and its Affiliates (as defined below) and (b) enabling such individuals to participate in the long-term growth and financial success of the Company. This Plan is intended to replace the prior 2016 Valvoline Inc. Incentive Plan (the “Prior Plan”), which shall be automatically terminated, replaced and superseded by the Plan on the date on which this Plan is approved by the Company’s shareholders, except that any awards granted under the Prior Plan shall continue to be subject to the terms of the Prior Plan and the Prior Plan’s applicable award agreements (including any such terms that are intended to survive the termination of the Prior Plan or the settlement of such Prior Plan’s awards) and shall remain in effect pursuant to their terms.
SECTION 2. Definitions.   As used herein, the following terms shall have the meanings set forth below:
“Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and/or (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.
“Applicable Exchange” means the New York Stock Exchange or any other national stock exchange or quotation system on which the Shares may be listed or quoted.
“Award” means any award that is permitted under Section 6 and granted under the Plan.
“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award, which may (but need not) require execution or acknowledgment by a Participant.
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.
“Board” means the Board of Directors of the Company.
“Cash Incentive Award” means an Award (a) granted pursuant to Section 6(f) of the Plan, (b) that is settled in cash and (c) the value of which is set by the Committee.
“Cause” shall have the meaning assigned to it in the applicable Award Agreement. In the event Cause is not defined in the applicable Award Agreement, “Cause” shall mean (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, (ii) the willful and continued failure of the Participant to substantially perform his or her duties with the Company or an Affiliate (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness), (iii) willful engaging by the Participant in gross misconduct materially injurious to the Company or an Affiliate, or (iv) the Participant’s conviction of or the entering of a plea of nolo contendere (or similar plea under the law of a jurisdiction outside the United States) to the commission of a felony or crime involving moral turpitude by the Participant (or a similar crime or offense under the law of a jurisdiction outside the United States), (v) the willful violation by the Participant of the Company’s written policies that could reasonably be expected to result in harm to the Company or an Affiliate, (vi) the Participant’s fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or an Affiliate (other than good faith expense account disputes).
“Change in Control” shall (a) have the meaning set forth in the applicable Award Agreement; provided, however, that except in the case of a transaction similar to a transaction described in subparagraph (b)(ii) below, any definition of Change in Control set forth in an Award Agreement shall provide that a Change in Control shall not occur until consummation or effectiveness of a change in control of the Company, rather than upon the announcement, commencement, shareholder approval or other potential occurrence of any event or transaction that, if completed, would result in a change in control of the Company, or (b) if there is no definition set forth in an Award Agreement, mean the occurrence of any of the following events:
(i) the consummation of:
(A) any consolidation, merger or similar transaction of the Company (a “Business Combination”) (other than a consolidation, merger or similar transaction of the Company into or with a direct or indirect wholly-owned
PROXY STATEMENT	B-1

Subsidiary) as a result of which the shareholders of the Company immediately prior to the Business Combination own (directly or indirectly), immediately after the Business Combination, less than fifty percent (50%) of the then outstanding shares of common stock that are entitled to vote generally for the election of directors of the corporation resulting from such Business Combination (including as a result of Shares being converted into cash, securities or other property), other than a Business Combination in which the holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination; or
(B) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, provided, however, that no sale, lease, exchange or other transfer of all or substantially all the assets of the Company shall be deemed to occur unless the Fair Market Value of assets constituting at least eighty percent (80%) of the Fair Market Value of the Company’s total assets are transferred pursuant to such sale, lease, exchange or other transfer;
(ii) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company;
(iii) any Person shall become the Beneficial Owner of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately-negotiated purchases or otherwise, without the approval of the Board; or
(iv) at any time during a period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director during such two-year period was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such two-year period.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board, or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the Plan.
“Company” means Valvoline Inc., a corporation organized under the laws of Kentucky, together with any successor thereto.
“Continuous Service” means that a Participant’s service with the Company or its Affiliates, whether as an employee, officer, director or consultant, is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or its Affiliates as an employee, officer, director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service.
“Deferred Share Unit” means a deferred share unit Award that represents an unfunded and unsecured promise to deliver Shares in accordance with the terms of the applicable Award Agreement.
“Disability” means (a) in the case of an Independent Director, his or her inability to attend to his or her duties and responsibilities as a member of the Board because of incapacity due to physical or mental illness and (b) in the case of any Participant other than an Independent Director, his or her inability to perform the functions required by his or her regular job due to physical or mental illness; provided that, in the case of a grant of an Incentive Stock Option, “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.
“Effective Date” means the date on which the Plan is approved by the Company’s shareholders.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.
“Exercise Price” means (a) in the case of each Option, the price specified in the applicable Award Agreement as the price-per-Share at which Shares may be purchased pursuant to such Option or (b) in the case of each SAR, the price specified in the applicable Award Agreement as the reference price-per-Share used to calculate the amount payable to the applicable Participant pursuant to such SAR.
B-2	PROXY STATEMENT

“Fair Market Value” means, except as otherwise provided in the applicable Award Agreement, (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (b) with respect to Shares, as of any date, (i) the closing per-share sales price of Shares as reported by the Applicable Exchange for such stock exchange for such date, or if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.
“Incentive Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) of the Plan and (b) is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.
“Independent Director” means a member of the Board who is determined by the Board to be neither an employee of the Company nor an employee of any Affiliate, and who qualifies as an “independent director” under the rules of the Applicable Exchange.
“Nonqualified Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) of the Plan and (b) is not an Incentive Stock Option.
“Option” means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.
“Participant” means any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or its Affiliates who is eligible for an Award under Section 5 and who is selected by the Committee to receive an Award under the Plan or who receives a Substitute Award pursuant to Section 4(c).
“Performance Unit” means an Award under Section 6(e) of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee or the Fair Market Value of Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash, Shares or other securities, or any combination thereof, upon achievement of performance goals during the relevant performance period as the Committee shall establish at the time of such Award or thereafter.
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (c) an underwriter temporarily holding securities pursuant to an offering on behalf of the Company.
“Qualifying Termination” shall have the meaning assigned to it in the applicable Award Agreement. In the event Qualifying Termination is not defined in the applicable Award Agreement, “Qualifying Termination” means (a) in the case of an employee, termination by either the Participant or the Company of the employee’s employment with the Company and its Affiliates at any time after the employee has (i) attained age fifty-five (55) and (ii) completed at least ten (10) years of Continuous Service with the Company and its Affiliates; and (b) in the case of an Independent Director, termination of the Independent Director’s service on the Board as a result of any mandatory retirement age then in place.
“Restricted Share” means a Share that is granted under Section 6(d) of the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.
“RSU” means a restricted stock unit Award that is granted under Section 6(d) of the Plan and is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.
“Rule 16b-3” means Rule 16b-3, as amended from time to time and as promulgated and interpreted by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.
“SAR” or “Stock Appreciation Right” means a stock appreciation right Award that is granted under Section 6(c) of the Plan and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price
PROXY STATEMENT	B-3

per Share of the SAR, subject to the terms of the applicable Award Agreement. A SAR may be granted only singly and may not be granted in tandem with an Option.
“SEC” means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.
“Shares” means shares of the common stock of the Company, $0.01 par value, or such other securities of the Company (a) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (b) as may be determined by the Committee pursuant to Section 4(b).
“Subsidiary” means any entity in which the Company owns or otherwise controls, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all outstanding shares or securities or similar ownership interests for any entity which does not have outstanding shares or securities. Notwithstanding the foregoing, with respect to an Incentive Stock Option, “Subsidiary” shall have the meaning set forth in Section 424(f) of the Code.
“Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
SECTION 3. Administration.
(a) Composition of the Committee.   The Plan shall be administered by the Committee, which shall be composed of no fewer than three (3) directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) an Independent Director.
(b) Authority of the Committee.   Subject to the terms of the Plan and applicable law, and in addition to the other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole authority to administer the Plan, including the authority to (i) designate Participants, (ii) determine the type or types of Awards to be granted to a Participant, (iii) determine the number of Shares or dollar value to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, (v) except as otherwise set forth in Section 6(i), determine the vesting schedules of Awards and, if certain performance criteria must be attained in order for an Award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (vi) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (viii) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (xi) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan if, in its sole discretion, the Committee determines that (A) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the date the Award was granted or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c) Committee Decisions.   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any shareholder.
(d) Indemnification.   No member of the Board, the Committee or any employee of the Company (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any
B-4	PROXY STATEMENT

action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Amended and Restated Articles of Incorporation or By-laws, in each case, as may be amended from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Amended and Restated Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
(e) Delegation of Authority to Executive Officers.   The Committee may delegate, on such terms and conditions as it determines in its sole discretion, to a subcommittee or one or more executive officers of the Company the authority to make grants of Awards to officers (other than any officer subject to Section 16 of the Exchange Act), employees and consultants of the Company and its Affiliates (including any prospective officer (other than any such officer who is expected to be subject to Section 16 of the Exchange Act), employee or consultant) and all necessary and appropriate decisions and determinations with respect thereto.
(f) Awards to Independent Directors.   Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards to Independent Directors or administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority and responsibility granted to the Committee herein.
SECTION 4. Shares Available for Awards; Cash Payable Pursuant to Awards.
(a) Shares and Cash Available.   (i) Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan shall be equal to the sum of (A) 10,000,000 plus (B) any Shares with respect to Awards that are available for issuance under the Prior Plan as of the Effective Date or granted under the Prior Plan that are forfeited on or after the Effective Date (such amount, the “Plan Share Limit”). Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be equal to 10,000,000 (such amount, the “Plan ISO Limit”).
(ii) Subject to adjustment as provided in Section 4(b), each Share issued or delivered under the Plan with respect to Awards other than Options and stock-settled SARs shall reduce the Plan Share Limit by 3.0 Shares and each Share with respect to an Option or stock-settled SAR is exercised shall reduce the Plan Share Limit by one Share, regardless of the number of Shares actually delivered upon settlement of such Option or stock-settled SAR.
(iii) If Shares issued upon the exercise of an Option or SAR or Shares owned by a Participant are surrendered or tendered to the Company in payment of the exercise price of an Option or SAR or any taxes required to be withheld in respect of an Option or SAR, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, then such surrendered or tendered Shares shall not again become available to be delivered pursuant to Awards under the Plan.
(iv) If Shares issued upon the vesting or settlement of an Award (other than an Option or SAR) or Shares owned by a Participant are surrendered or tendered to the Company in payment any taxes required to be withheld in respect of a such Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, then such surrendered or tendered Shares shall not again become available to be delivered pursuant to Awards under the Plan.
(v) If the Company purchases Shares on the open market using the proceeds from the exercise of an Option, then such purchased Shares shall not again become available to be delivered pursuant to Awards under the Plan.
(vi) Awards that are settled in cash will not reduce the Plan Share Limit. If any Award or any award granted under the Prior Plan before the Effective Date (“Prior Plan Award”) is, on or after the Effective Date, (A) forfeited
PROXY STATEMENT	B-5

(including due to failure to satisfy any applicable performance goals), or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto, or (B) is settled other than wholly by delivery of Shares (including cash settlement), then, in the case of clauses (A) and (B), the number of Shares subject to such Award (or Prior Plan Award) that were not issued with respect to such Award (or Prior Plan Award) will not be treated as issued for purposes of reducing the Plan Share Limit; provided, however, that such Shares shall be treated as issued for purposes of reducing the Plan ISO Limit.
(vii) The maximum aggregate value of equity and cash-based Awards granted to any Independent Director during any calendar year shall not exceed $750,000, except in the case of an Independent Director who serves as Chairman of the Board or Lead Director, in which case such limit shall be increased by $500,000. The value of an equity-based Award shall be based on the Award’s grant date fair value as determined under applicable accounting standards.
(b) Adjustments for Changes in Capitalization and Similar Events.
(i) In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off, the Committee shall equitably adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (1) the Plan Share Limit, and (2) the Plan ISO Limit, and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price, if applicable, with respect to any Award and (3) any applicable performance measures, performance goals or performance periods; provided, however, that the Committee shall determine the method and manner in which to effect such equitable adjustment.
(ii) In the event that the Committee determines that any reorganization, merger, consolidation, combination, split-up, spin-off, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares (including any Change in Control) such that an adjustment is determined by the Committee in its sole discretion to be appropriate or desirable, then the Committee may in such manner as it may deem appropriate or desirable, in its sole discretion:
(A) equitably adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the Plan Share Limit and the Plan ISO Limit, and (2) the terms of any outstanding Award, including the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate, the Exercise Price, if applicable, with respect to any Award and any applicable performance measures, performance goals or performance periods;
(B) make provision for a cash payment to the holder of an outstanding Award (but, solely with respect to unvested Awards in the case of a Change in Control, only if provision is not made in connection with such Change in Control for (1) assumption of such Awards or (2) substitution for such Awards of new awards covering stock of a successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the Exercise Prices, if applicable) in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR; and
(C) cancel and terminate any Option or SAR having a per-Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.
(c) Substitute Awards.   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”); provided, however, that in no event may any Substitute Award be granted in a
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manner that would violate the prohibitions on repricing of Options and SARs, as set forth in clauses (i), (ii) or (iii) of Section 7(b). The number of Shares underlying any Substitute Awards shall be counted against the Plan Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall not be counted against the Plan Share Limit; provided further, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall be counted against the Plan ISO Limit.
SECTION 5. Eligibility.   Any director, officer, employee or consultant who is a natural person (including any prospective director, officer, employee or consultant) of the Company or any of its Affiliates shall be eligible to be designated a Participant.
SECTION 6. Awards.
(a) Types of Awards.   Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) Performance Units, (vi) Cash Incentive Awards, (vii) Deferred Share Units and (vii) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is ineligible to receive an Incentive Stock Option under the Code. The Committee may subject any Award type to performance-based vesting conditions, with such conditions based on performance metrics approved by the Committee and which may include, but not be limited to, (i) GAAP and non-GAAP financial measures, (ii) operational measures, (iii) strategic measures, and (iv) individual performance measures, and which are measures over a Committee-approved performance period.
(b) Options.
(i) Grant.   Subject to the provisions of the Plan, the Committee shall have sole authority to determine (A) the Participants to whom Options shall be granted, (B) subject to Section 4(a), the number of Shares subject to each Option to be granted to each Participant, (C) whether each Option shall be an Incentive Stock Option or a Nonqualified Stock Option and (D) except as otherwise set forth in Section 6(i), the terms and conditions (including performance conditions) of each Option, including the vesting criteria, term, methods of exercise and methods and form of settlement. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations related thereto, as may be amended from time to time. Each Option granted under the Plan shall be a Nonqualified Stock Option unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options.
(ii) Exercise Price.   The Exercise Price of each Share covered by each Option shall be not less than one hundred percent (100%) of the Fair Market Value of such Share (determined as of the date the Option is granted); provided, however, that in the case of each Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per-Share Exercise Price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.
(iii) Vesting and Exercise.   Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement, each Option may only be exercised to the extent that it has already vested at the time of exercise. Each Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company. Exercise of each Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option and in the number of Shares that may be available for
PROXY STATEMENT	B-7

purposes of the Plan by the number of Shares as to which the Option is exercised. The Committee may impose such conditions with respect to the exercise of each Option, including any conditions relating to the application of Federal, state or foreign securities laws, as it may deem necessary or advisable.
(iv) Payment.   No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company (or the Company has withheld in accordance with Section 9(d)) an amount equal to any applicable Federal, state, local and foreign income and employment withholding taxes, as determined by the Company in its sole discretion. Such payments may be made in cash (or its equivalent) or, in the Committee’s sole discretion, (1) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest), (2) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver cash promptly to the Company, (3) by having the Company withhold Shares from the Shares otherwise issuable pursuant to the exercise of the Option (for the avoidance of doubt, the Shares withheld shall be counted against the maximum number of Shares that may be delivered pursuant to the Awards granted under the Plan as provided in Section 4(a)) or (4) through any other method (or combination of methods) as approved by the Committee; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company, together with any Shares withheld by the Company in accordance with this Section 6(b)(iv) or Section 9(d), as of the date of such tender, is at least equal to such aggregate Exercise Price and the amount of any Federal, state, local or foreign income or employment taxes required to be withheld, if applicable.
(v) Expiration.   Except as otherwise set forth in the applicable Award Agreement or as determined by the Committee in its sole discretion, (A) in the event a Participant who is holding an Option ceases Continuous Service for any reason other than death, Disability or Qualifying Termination, (1) each then outstanding vested Option held by such Participant shall expire, without payment, upon the earlier of (x) the expiration date of such Option as set forth in the applicable Award Agreement and (y) the three-month anniversary of such cessation of Continuous Service and (2) each then outstanding unvested Option held by such Participant shall expire immediately, without payment, upon the date of such cessation of Continuous Service, and (B) in the event a Participant who is holding an Option ceases Continuous Service by reason of death, Disability or Qualifying Termination, (1) each then outstanding vested Option held by such Participant shall expire, without payment, upon the expiration date of such Option as set forth in the applicable Award Agreement and (2) each then outstanding unvested Option held by such Participant shall expire immediately, without payment, upon the date of such cessation of Continuous Service; provided that in no event may an Option be exercisable after the tenth (10th) anniversary of the date the Option is granted.
(c) SARs.
(i) Grant.   Subject to the provisions of the Plan, the Committee shall have sole authority to determine (A) the Participants to whom SARs shall be granted, (B) subject to Section 4(a), the number of SARs to be granted to each Participant, (C) the Exercise Price thereof and (D) except as otherwise set forth in Section 6(i), the terms and conditions of each SAR, including the vesting criteria, term, methods of exercise and methods and form of settlement.
(ii) Exercise Price.   The Exercise Price of each Share covered by a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of such Share (determined as of the date the SAR is granted).
(iii) Vesting and Exercise.   Each SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof. The Committee shall determine, in its sole discretion, whether a SAR shall be settled in cash, Shares, other securities, other Awards, other property or a combination of any of the foregoing. Each SAR shall be exercisable at such time, in such manner and subject to such terms and conditions (including performance conditions) as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter.
(iv) Expiration.   Except as otherwise set forth in the applicable Award Agreement, (A) in the event a Participant who is holding a SAR ceases Continuous Service for any reason other than death, Disability or Qualifying Termination, (1) each then outstanding vested SAR held by such Participant shall expire, without payment, upon the earlier of (x) the expiration date of such SAR as set forth in the applicable Award Agreement and (y) the three-month anniversary of such cessation of Continuous Service and (2) each then outstanding
B-8	PROXY STATEMENT

unvested SAR held by such Participant shall expire immediately, without payment, upon the date of such cessation of Continuous Service, (B) in the event a Participant who is holding a SAR ceases Continuous Service by reason of death, Disability or Qualifying Termination, (1) each then outstanding vested SAR held by such Participant shall expire, without payment, upon the expiration date of such SAR as set forth in the applicable Award Agreement and (2) each then outstanding unvested SAR held by such Participant shall expire immediately, without payment, upon the date of such cessation of Continuous Service; provided that in no event may a SAR be exercisable after the tenth (10th) anniversary of the date the SAR is granted.
(d) Restricted Shares and RSUs.
(i) Grant.   Subject to the provisions of the Plan, the Committee shall have sole authority to determine (A) the Participants to whom Restricted Shares and RSUs shall be granted, (B) subject to Section 4(a), the number of Restricted Shares and RSUs to be granted to each Participant, (C) except as otherwise set forth in Section 6(i), the duration of the period during which, and the conditions, if any, under which, the Restricted Shares and RSUs may vest or may be forfeited to the Company and (D) the other terms and conditions of each such Award, including the term and methods and form of settlement.
(ii) Transfer Restrictions.   Restricted Shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement. Each Restricted Share may be evidenced in such manner as the Committee shall determine. If the Restricted Shares are held by a custodian in book entry form, restrictions on such Shares shall be duly noted.
(iii) Payment/Lapse of Restrictions; Expiration.   Each RSU shall be granted with respect to a specified number of Shares (or a number of Shares determined pursuant to a specified formula) or shall have a value equal to the Fair Market Value of a specified number of Shares (or a number of Shares determined pursuant to a specified formula). RSUs shall be paid in cash, Shares, other securities, other Awards or other property, as determined in the sole discretion of the Committee, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Except as otherwise set forth in the applicable Award Agreement or as determined by the Committee in its sole discretion, each outstanding unvested Restricted Share or RSU held by a Participant shall expire immediately, without payment, on the date on which such Participant ceases Continuous Service for any reason.
(e) Performance Units.
(i) Grant.   Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Performance Units shall be granted.
(ii) Value of Performance Units.   Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its sole discretion which, depending on the extent to which they are met during a performance period, will determine in accordance with Section 4(a) the number and/or value of Performance Units that will be paid out to the Participant.
(iii) Earning of Performance Units.   Subject to the provisions of the Plan, after the applicable performance period has ended, the holder of Performance Units shall be entitled to receive a payout of the number and value of Performance Units earned by the Participant over the performance period, to be determined by the Committee, in its sole discretion, as a function of the extent to which the corresponding performance goals have been achieved.
(iv) Form and Timing of Payment of Performance Units; Expiration.   Subject to the provisions of the Plan, the Committee, in its sole discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable performance period. Such Shares may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Committee, except as otherwise set forth in Section 6(i). The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement. Except as otherwise set forth in the applicable Award Agreement or as determined by the Committee in its sole discretion, each outstanding unvested Performance Unit held by a Participant shall expire immediately, without payment, on the date on which such Participant ceases Continuous Service for any reason, other than death, Disability or Qualifying Termination. Unless otherwise provided in the applicable Award Agreement or as determined by the Committee in its sole discretion, a Participant who ceases Continuous Service because of the Participant’s death, Disability, or Qualifying Termination, will receive a prorated payment of any unvested Performance Unit held by the Participant based
PROXY STATEMENT	B-9

upon the portion of the applicable performance period during which the Participant was so employed, at such time as such Performance Unit is earned, so long as the performance goals are subsequently achieved.
(f) Cash Incentive Awards.
(i) Grant.   Subject to the provisions of the Plan, the Committee, in its sole discretion, shall have the authority to determine (A) the Participants to whom Cash Incentive Awards shall be granted, (B) subject to Section 4(a), the amount of Cash Incentive Awards to be granted to each Participant, (C) except as otherwise set forth in Section 6(i), the duration of the period during which, and the conditions, if any, under which, the Cash Incentive Awards may vest or may be forfeited to the Company and (D) the other terms and conditions of each such Award, including the term. Each Cash Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals or other payment conditions in its sole discretion, which, depending on the extent to which they are met during a specified performance period, shall determine the amount and/or value of the Cash Incentive Award that shall be paid to the Participant.
(ii) Earning of Cash Incentive Awards.   Subject to the provisions of the Plan, after the applicable vesting period has ended, the holder of a Cash Incentive Award shall be entitled to receive a payout of the amount of the Cash Incentive Award earned by the Participant over the specified performance period, to be determined by the Committee, in its sole discretion, as a function of the extent to which the corresponding performance goals or other conditions to payment have been achieved.
(g) Other Stock-Based Awards.   Subject to the provisions of the Plan, the Committee shall have the sole authority to grant to Participants other equity-based or equity-related Awards (including Deferred Share Units and fully vested Shares) (whether payable in cash, equity or otherwise) in such amounts and subject to such terms and conditions as the Committee shall determine.
(h) Dividends and Dividend Equivalents.   In the sole discretion of the Committee, an Award (other than an Option, SAR or Cash Incentive Award), may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on a deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation (i) payment directly to the Participant, (ii) withholding of such amounts by the Company subject to vesting of the Award, or (iii) reinvestment in additional Shares, Restricted Shares or other Awards; provided that no dividends or dividend equivalents shall be payable with respect to any shares of Stock underlying an Award (other than an Option, SAR or Cash Incentive Award) until such Award (or the applicable portion thereof) has vested.
(i) Minimum Vesting Period.   Except for Substitution Awards or as otherwise set forth in Section 8, each Award (other than a Cash Incentive Award) shall have a minimum vesting or restriction period of one (1) year; provided that (1) the Committee may determine in its sole discretion that such minimum vesting period shall not prohibit the acceleration of vesting of any outstanding Award and (2) up to five percent (5%) of the Shares available for issuance under the Plan may be granted free of such minimum vesting requirements.
SECTION 7. Amendment and Termination.
(a) Amendments to the Plan.   Subject to any applicable law or government regulation and to the rules of the Applicable Exchange, the Plan may be amended, modified or terminated by the Board without the approval of the shareholders of the Company, except that shareholder approval shall be required for any amendment that would (i) increase either the Plan Share Limit or the Plan ISO Limit, (ii) change the class of employees or other individuals eligible to participate in the Plan, (iii) constitute a material increase in the benefits to be provided to eligible employees within the meaning of the Applicable Exchange Rules as of the date hereof, or (iv) result in any amendment, cancellation or action described in clause (i), (ii) or (iii) of the second sentence of Section 7(b) being permitted without the approval by the Company’s shareholders; provided, however, that any adjustment under Section 4(b) shall not constitute an increase for purposes of this Section 7(a)(i). No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofor have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement.
(b) Amendments to Awards.   The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofor granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided by the Committee in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that
B-10	PROXY STATEMENT

would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofor granted shall not to that extent be effective without the consent of the applicable Participant, holder or beneficiary. Notwithstanding the preceding sentence, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be canceled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Option or SAR or any Restricted Share, RSU, other equity-based Award, award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR, unless such amendment, cancelation or action is approved by the Company’s shareholders. For the avoidance of doubt, an adjustment to the Exercise Price of an Option or SAR that is made in accordance with Section 4(b) or Section 8 shall not be considered a reduction in Exercise Price or “repricing” of such Option or SAR.
(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   Subject to Section 7(a), the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4(b) or the occurrence of a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law, in such manner as the Committee may deem appropriate or desirable in its sole discretion, including by (i) providing for a substitution or assumption of Awards, acceleration of the exercisability of Awards, lapse of restrictions on Awards, or termination of Awards, or providing for a period of time for exercise prior to the occurrence of any such event, (ii) providing for a cash payment to the holder of an Award (but, solely in the case of unvested Awards in the event of a Change in Control, only if provision is not made in connection with such Change in Control for (A) assumption of such Awards or (B) substitution for such Awards of new awards covering stock of a successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the Exercise Prices, if applicable) in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (iii) canceling and terminating any Option or SAR having a per-Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.
SECTION 8. Change in Control.
(a) General.   Subject to Section 4(b), upon a Change in Control, any then-outstanding Award may be assumed, continued or replaced by the surviving or resulting entity in connection with a Change in Control without the consent of the Participant to the extent that another award meeting the requirements of Sections 8(b) and 8(c) (a “Replacement Award”) is provided to the Participant to replace the outstanding Award (a “Replaced Award”), except as may otherwise be provided in an applicable Award Agreement. Any then-outstanding Award that is not assumed, continued or replaced upon a Change in Control in accordance with the immediately preceding sentence shall immediately vest and be settled in accordance with Sections 8(d) and 8(e).
(b) Definition of Replacement Award.   An Award shall meet the conditions of this Section 8(b) (and hence qualify as a Replacement Award) if: (1) it is of the same type as the Replaced Award (or, if it is of a different type as the Replaced Award (such as a deferred cash equivalent award), the Committee, as constituted immediately prior to the Change in Control, finds such type acceptable); (2) it has a value at least equal to the value of the Replaced Award; (3) it relates to publicly traded equity securities listed on a U.S. national securities exchange of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, except in the case of a Replacement Award granted in the form of a deferred cash equivalent award; (4) its terms and conditions comply with Section 8(c); and (5) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 8(b) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options or stock appreciation rights by reference to either their intrinsic value or their fair value.
PROXY STATEMENT	B-11

(c) Termination of Employment or Service Following a Change in Control.   In the event of a Participant’s termination of employment or service, other than for Cause, during the two-year period immediately following the date of the Change in Control, (1) the Participant’s then-outstanding Replacement Awards (other than Replacement Awards in the form of an Option or SAR) that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested and shall be settled in cash, Shares or a combination thereof, in accordance with the applicable Award Agreement, within thirty (30) days following such termination of employment or service (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Section 409A of the Code), (2) the Participant’s then-outstanding Replacement Awards in the form of an Option or SAR that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested and shall be exercisable over the exercise period set forth in the applicable Award Agreement, (3) the Participant’s then-outstanding Replacement Awards (other than those in the form of an Option or SAR) that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and performance conditions shall be deemed satisfied based on target performance and shall be settled in cash, Shares or a combination thereof, as determined by the then Committee or its equivalent, within thirty (30) days following such termination of employment or service (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Section 409A of the Code) and (4) the Participant’s then-outstanding Replacement Awards in the form of Options and SARs that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied based on target performance and shall be exercisable over the exercise period set forth in the applicable Award Agreement.
(d) Outstanding Awards Subject Solely to a Service Condition.
(i) Upon a Change in Control, any then-outstanding unvested Awards, other than Options and Stock Appreciation Rights, that are not replaced upon a Change in Control in accordance with Section 8(a) and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate, shall immediately become fully vested and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Section 409A of the Code).
(ii) Upon a Change in Control, any then-outstanding unvested Options and Stock Appreciation Rights that are not replaced upon a Change in Control in accordance with Section 8(a) and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate, shall immediately become fully vested and exercisable over the exercise period set forth in the applicable Award Agreement. Notwithstanding the immediately preceding the sentence, the Committee may elect to cancel such outstanding Options or Stock Appreciation Rights and pay the Participant an amount of cash (less normal withholding taxes) equal to the excess of (1) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control (or if the Company shareholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a Share on the day immediately prior to the Change in Control) over (2) the Exercise Price of such Options or the grant price of such Stock Appreciation Rights, multiplied by the number of Shares subject to each such Award in accordance with Code Section 409A to the extent applicable. The Committee may elect to cancel such outstanding Options or Stock Appreciation Rights without payment to a Participant, if the Exercise Price or grant price for such Option or Stock Appreciation Right, respectively, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control.
(e) Outstanding Awards Subject to a Performance Condition.
(i) Upon a Change in Control, any then-outstanding unvested Awards, other than Options and Stock Appreciation Rights, that are not replaced upon a Change in Control in accordance with Section 8(a) and as to which vesting depends upon the satisfaction of one or more performance conditions, shall immediately vest and all performance conditions shall be deemed satisfied as if target performance was achieved, and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Section 409A of the Code), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied.
B-12	PROXY STATEMENT

(ii) Upon a Change in Control, any then-outstanding unvested Options and Stock Appreciation Rights that are not replaced upon a Change in Control in accordance with Section 8(a) and as to which vesting depends upon the satisfaction of one or more performance conditions, shall immediately vest and all performance conditions shall be deemed satisfied as if target performance was achieved. Such vested Options and/or Stock Appreciation Rights shall be deemed exercised as of the date of the Change in Control and shall be settled cash within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A) in an amount equal to the excess of (1) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control (or if the Company shareholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a Share on the day immediately prior to the Change in Control) over (2) the exercise price of such Options or the grant price of such Stock Appreciation Rights, multiplied by the number of Shares subject to each such Award in accordance with Code Section 409A to the extent applicable. No payment shall be made to a Participant and the Option or Stock Appreciation Right may be canceled, in the discretion of the Committee, if the Exercise Price or grant price for such Option or Stock Appreciation Right, respectively, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control.
SECTION 9. General Provisions.
(a) Nontransferability.   Except as otherwise specified in the applicable Award Agreement, during the Participant’s lifetime, each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant’s legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that, (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) the Board or the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability; provided, however, that Incentive Stock Options shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations and in no event may any Award (or any rights and obligations thereunder) be transferred in any way in exchange for value. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.
(b) No Rights to Awards.   No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
(c) Share Certificates.   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, the Company shall not deliver to any Participant certificates evidencing Shares issues in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
(d) Withholding.
(i) Authority to Withhold.   A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.
(ii) Alternative Ways to Satisfy Withholding Liability.   Without limiting the generality of Section 9(d)(i), subject to the Committee’s discretion, a Participant may satisfy, in whole or in part, the minimum statutory withholding requirements by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest) having a Fair Market Value equal to such withholding requirements or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option or SAR, or the lapse of the restrictions on any other Award (in the case of SARs and other Awards, if such SARs and
PROXY STATEMENT	B-13

other Awards are settled in Shares), a number of Shares having a Fair Market Value equal to such withholding liability. Notwithstanding the immediately preceding sentence, the Company, in its discretion, may withhold, the number of Shares having a Fair Market Value up to, but not in excess of, the maximum statutory withholding requirements.
(e) Section 409A.   (i) It is intended that the provisions of the Plan comply with or be exempt from Code Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.
(ii) No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.
(iii) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant.
(iv) Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.
(f) Award Agreements.   Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including the effect on such Award of the death, Disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.
(g) No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to shareholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases.
(h) No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained as a director, officer, employee or consultant of or to the Company or any Affiliate, nor shall it be construed as giving a Participant any rights to continued service on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any directorship or consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
(i) No Rights as Shareholder.   No Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a shareholder (including the right to vote) in respect of such Restricted Shares. Except as otherwise provided in Section 4(b), Section 7(c) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash,
B-14	PROXY STATEMENT

Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.
(j) Governing Law.   The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the Commonwealth of Kentucky, without giving effect to the conflict of laws provisions thereof.
(k) Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(l) Other Laws; Restrictions on Transfer of Shares.   The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal and any other applicable securities laws.
(m) No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.
(n) Compensation Recovery Policy.   Each Award granted under the Plan shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company as in effect from time to time, including the Company’s Executive Compensation Recovery Policy and any such policy that may be adopted or amended to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the SEC or applicable securities exchange. This Section 9(n) shall not be the Company’s exclusive remedy with respect to such matters.
(o) No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. Fractional shares shall be rounded down to the nearest whole share, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares.
(p) Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision.    No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If an Award recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such Committee action to make such an election and the Participant makes the election, the Participant shall notify the Committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service (or any successor thereto) or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or any other applicable provision.
(q) Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.   If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Company of such disposition within ten days of such disposition.
(r) Headings and Construction.   Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the
PROXY STATEMENT	B-15

construction or interpretation of the Plan or any provision thereof. Whenever the words “include”, “includes” or “including” are used in the Plan, they shall be deemed to be followed by the words “but not limited to”, and the word “or” shall not be deemed to be exclusive.
SECTION 10. Term of the Plan and Effective Date.   The Plan shall be effective as of the date of its approval by the Company’s shareholders. No Award shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.
B-16	PROXY STATEMENT

SCAN TOVIEW MATERIALS & VOTEPROXY TABULATORP.O. BOX 9112FARMINGDALE, NY 11735VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 27, 2026 for shares held directly and by 11:59 p.m. Eastern Time on January 23, 2026 for shares held in the Valvoline 401(k) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 27, 2026 for shares held directly and by 11:59 p.m. Eastern Time on January 23, 2026 for shares held in the Valvoline 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V82087-Z91649-P41549KEEP THIS PORTION FOR YOUR RECORDSVALVOLINE INC.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FOR the following:1. Election of Nine DirectorsNominees:For Against AbstainThe Board of Directors recommends you vote FOR1a. Chris Carr1b. Gerald W. Evans, Jr. 1c. Lori A. Flees1d. Richard J. Freeland 1e. Carol H. Kruse1f. Patrick S. Pacious 1g. Jennifer L. Slater1h. Charles M. Sonsteby 1i. Janet S. Wong! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !proposals 2, 3 and 4. For Against Abstain2. Ratification of Appointment of Ernst & Young LLP asValvoline's Independent Registered Public Accounting ! ! !Firm for Fiscal 2026.3. Non-binding Advisory Resolution Approving our Executive ! ! !Compensation.4. Approval of the Valvoline Inc. 2026 Omnibus Incentive ! ! !Plan.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report/Form 10-K, Notice & Proxy Statement are available at www.proxyvote.com. V82088-Z91649-P41549PROXYVALVOLINE INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSFOR THE ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 28, 2026The undersigned hereby appoints Lori A. Flees and Julie M. O'Daniel as proxies for the undersigned, with full power of substitution and power to act alone, to act and to vote all shares of Valvoline Inc. Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on January 28, 2026, and at any adjournment or postponement thereof.If you do not provide voting instructions, your proxy will be voted FOR each of the Director nominees in proposal 1 and FOR proposals 2, 3 and 4.In order to be counted in the final tabulation, your telephone or Internet vote must be received by 11:59 p.m. Eastern Timeon January 23, 2026 if you are voting shares attributable to your investment in the Valvoline Common Stock Fund as a participant in the Valvoline 401(k) Plan or by 11:59 p.m. Eastern Time on January 27, 2026 if you are a registered shareholder.Continued and to be signed on reverse side